Supplement Dated April 6, 2001
                     To The Prospectus Dated May 1, 2000 For
                   The Principal Variable Contracts Fund, Inc.



On page 17, under the Day-to-day Fund Management section for the Government Securities Account, delete the name of Kelly Alexander.

On page 23, under Day-to-day Account Management for the International SmallCap Account remove Darren K. Sleister, CFA and add the following:

Since April 2001    Brian  W.  Pattinson,  CFA.  Mr.  Pattinson  is a  portfolio manager  at  Invista.  He  performs  international  security analysis  and  strategy  development  for  the  firm's  core international equity research effort and also specializes in the information  technology and telecomm sectors.  He joined
                    Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned
                    the   right   to  use  the   Chartered   Financial   Analyst
                    designation.


LV 111 S-4


                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND


    Aggressive Growth Account                      MidCap Account
    Asset Allocation Account                       MidCap Growth Account
    Balanced Account                               Money Market Account
    Bond Account                                   Real Estate Account
    Capital Value Account                          SmallCap Account
    Government Securities Account                  SmallCap Growth Account
    Growth Account                                 SmallCap Value Account
    International Account                          Stock Index 500 Account
    International SmallCap Account                 Utilities Account
    MicroCap Account












   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.



                   The date of this Prospectus is May 1, 2000.




   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

         ACCOUNT DESCRIPTIONS  .............................................   4
              Aggressive Growth Account.....................................   6
              Asset Allocation Account......................................   8
              Balanced Account..............................................  10
              Bond Account..................................................  12
              Capital Value Account.........................................  14
              Government Securities Account.................................  16
              Growth Account................................................  18
              International Account.........................................  20
              International SmallCap Account................................  22
              MicroCap Account..............................................  24
              MidCap Account................................................  26
              MidCap Growth Account.........................................  28
              Money Market Account..........................................  30
              Real Estate Account...........................................  32
              SmallCap Account..............................................  34
              SmallCap Growth Account.......................................  36
              SmallCap Value Account........................................  38
              Stock Index 500 Account.......................................  40
              Utilities Account.............................................  42

         CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS....................  44

         PRICING OF ACCOUNT SHARES..........................................  48

         DIVIDENDS AND DISTRIBUTIONS........................................  48

         MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.....................  49
              The Manager...................................................  49
              The Sub-Advisors..............................................  49

         GENERAL INFORMATION ABOUT AN ACCOUNT...............................  66
              Shareholders Rights...........................................  66
              Purchase of Account Shares....................................  67
              Sale of Account Shares........................................  67
              Financial Statements..........................................  69

         FINANCIAL HIGHLIGHTS...............................................  70
              Notes to Financial Highlights.................................  78

ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation, the Manager of the Fund, has selected a Sub-Advisor for certain Accounts (based on the Sub-Advisor's experience with the investment strategy for which it was selected). The Manager seeks to provide a full range of investment approaches through the Fund.

           Sub-Advisor                                                 Account
   Berger LLC ("Berger")                                 SmallCap Growth
   Dreyfus Corporation ("Dreyfus")                       MidCap Growth
   Goldman Sachs Asset Management ("Goldman")            MicroCap
   Invista Capital Management, LLC ("Invista")           Balanced, Capital Value, Government Securities,
                                                         Growth, International, International SmallCap,
                                                         MidCap, SmallCap, Stock Index 500 and Utilities
   J.P. Morgan Investment Management, Inc. ("Morgan")    SmallCap Value
   Morgan Stanley Asset Management ("Morgan Stanley")    Aggressive Growth and Asset Allocation

Principal Management Corporation and Invista are members of the Principal Financial Group.

In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for the new Account). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Day-to-day Account management
The investment professionals who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.


Account Performance
Included in each Account's description is a set of tables and a bar chart. As certain Accounts have been operating for a limited period of time, complete historical information is not available for those Accounts. If complete historical information is available, a bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year.

One of the tables compares the Account's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistic services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

NOTE: Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

          No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by an Account, the Fund, the Manager or any Sub-Advisor.


GROWTH-ORIENTED ACCOUNT

Aggressive Growth Account
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

Main Strategies
The Account seeks to maximize long-term capital appreciation by investing primarily in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. The universe of eligible companies generally includes those with market capitalizations of $1 billion or more. The Sub-Advisor Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Account has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) and to events that affect particular issuers (for example, news about the success or failure of a new product).

The Account may invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

At times, the Account's market sector (mid- to large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Account may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.

Investor Profile
The Account is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995      44.19
1996      28.05
1997      30.86
1998      18.95
1999      39.50



The account's highest/lowest quarterly results during this time period were:

      Highest    22.68% (12/31/1998)
      Lowest    -16.05% (9/30/1998)




      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five Past Ten                                                Past One Past Five Past Ten
        Account            Year     Years    Years                                                    Year    Years     Years

     Aggressive Growth     39.50%   32.01%   28.82%*   S&P 500 Stock Index                           21.04%   28.55%    18.21%
                                                       Lipper Large-Cap Growth Fund Average(1)       38.09    30.55     19.73

     * Period from June 1, 1994, date first offered to the public, through December 31, 1999.

     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

        1 Year         3 Years         5 Years       10 Years
     --------------------------------------------------------
          $79            $246           $428            $954


                           Account Operating Expenses

       Management Fees......................   0.75%
       Other Expenses.......................   0.02
                                               -----
            Total Account Operating Expenses   0.77%



                          Day-to-day Account Management

Since October 1998  Co-Manager:  William S.  Auslander,  Portfolio  Manager  and
                    Principal of Morgan Stanley & Co. Incorporated and Morgan Stanley Dean Witter Investment Management Inc. Prior thereto, equity analyst since 1995. Equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

Since October 1998  Co-Manager:  Philip W. Friedman, Managing Director of Morgan
                    Stanley & Co. Incorporated and Morgan Stanley Dean Witter Investment Management Inc. since 1997. Member of Morgan Stanley & Co. Research since 1990, served as Director of North America Research 1995-1997. Prior thereto, Assistant to the Controller and Chief Equity Financial Officer, Arthur Andersen & Company. He holds a BA from Rutgers University and an MBA from Northwestern - J.L. Kellogg School.


GROWTH-ORIENTED ACCOUNT

Asset Allocation Account
The Account seeks to generate a total investment return consistent with preservation of capital.

Main Strategies
The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in debt securities to provide income and to moderate the overall portfolio risk. Typically Morgan Stanley will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
o stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic;
o stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
o    domestic real estate investment trusts;
o    fixed income securities, both foreign and domestic; and
o    domestic high yield fixed-income securities.

Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
o    25% to 75% in equity securities;
o    20% to 60% in debt securities; and
o    0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies.

Main Risks
As with any security, the securities in which the Account invests have associated risks. These include risks of:
o High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.

The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of debt securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

Investor Profile
The Account is generally a suitable investment if you are seeking a moderate risk approach towards long-term growth. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.

                              Annual Total Returns

1995      20.66
1996      12.92
1997      18.19
1998      9.18
1999      19.49


The account's highest/lowest quarterly results during this time period were:

  Highest    11.48% (12/31/1999)
  Lowest     -8.16% (9/30/1998)



      Average annual total returns for the period ending Decmeber 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     Asset Allocation     19.49%   16.01%  14.32%*     S&P 500 Stock Index                           21.04%   28.55%   18.21%
                                                       Lipper Flexible Portfolio Fund Average        12.55    17.17    12.81

     * Period from June 1, 1994, date shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
        ------------------------------------------------------
           $87            $271           $471          $1,049


                          Account Operating Expenses

     Management Fees....................   0.80%
     Other Expenses.....................   0.05
                                           -----
       Total Account Operating Expenses    0.85%


                         Day-to-day Account Management

Since May 1994      Francine J. Bovich, Managing Director of Morgan Stanley Dean
(Account's inception) Witter Investment  Management  Inc. and Morgan Stanley &
                    Co. Incorporated since 1997. Principal 1993-1996. She holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


GROWTH-ORIENTED ACCOUNT

Balanced Account
The Account seeks to generate a total return consisting of current income and capital appreciation.

Main Strategies
The Account invests primarily in common stocks and fixed-income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The Account generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) may also be purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

As with all mutual funds, as the value of the Account's assets rise or fall, the Account's share price changes. If you sell shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth but are uncomfortable accepting the risks of investing entirely in common stocks. Account Performance Information The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      -6.43
1991      34.36
1992      12.80
1993      11.06
1994      -2.09
1995      24.58
1996      13.13
1997      17.93
1998      11.91
1999      2.40


The account's highest/lowest quarterly results during this time period were:

    Highest    12.62% (3/31/1991)
    Lowest    -11.70% (9/30/1990)



      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past One Past FivePast Ten
       Account             Year     Years    Years                                                    Year     Years   Years

     Balanced              2.40%   13.75%   11.38%   S&P 500 Stock Index                              21.04%  28.55%   18.21%
                                                     Lehman Brothers Government/Corporate Bond Index  -2.15    7.61     7.65
                                                     Lipper Balanced Fund Average                      8.69   16.39    11.94



                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
      ------------------------------------------------------
         $59            $186           $324            $726


                           Account Operating Expenses

       Management Fees...................   0.57%
       Other Expenses....................   0.01
                                            -----
         Total Account Operating Expenses   0.58%


                         Day-to-day Account Management

Since December 1997 Co-Manager:  Martin  J.  Schafer.  Mr.  Schafer  joined  the
                    Principal in 1977 and has broad experience in residential mortgage related securities. He served as Director of Investment Securities at the Principal prior to joining Invista Capital Management in 1992. He holds a BA in Accounting and Finance from the University of Iowa.

Since April 1993    Co-Manager:  Judith A. Vogel,  CFA. Ms. Vogel joined Invista
                    Capital Management in 1987. She holds an undergraduate degree in Business Administration from Central College. She has earned the right to use the Chartered Financial Analyst designation.

Since February 2000 Co-Manager:  Mary Sunderland,  CFA. Prior to joining Invista
                    Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


INCOME-ORIENTED ACCOUNT

Bond Account
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended December 31, 1999, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

                          0.69%  in securities rated Aa
                          19.06% in securities rated A
                          68.52% in securities rated Baa
                          11.60% in securities rated Ba
                          0.13%  in securities rated B

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      5.22
1991      16.72
1992      9.38
1993      11.67
1994      -2.90
1995      22.17
1996      2.36
1997      10.60
1998      7.69
1999      -2.59


The account's highest/lowest quarterly results during this time period were:

       Highest     8.25% (6/30/1995)
       Lowest     -3.24% (3/31/1996)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     Bond                 -2.59%    7.73%    7.77%     Lehman Brothers BAA Corporate Index           -0.82%    8.49%    8.48%
                                                       Lipper Corporate Debt BBB Rated Fund Average  -1.68     7.71     8.01


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
      ------------------------------------------------------
         $51            $160           $280            $628


                           Account Operating Expenses

       Management Fees................   0.49%
       Other Expenses.................   0.01
                                         -----
       Total Account Operating Expenses  0.50%



                         Day-to-day Account Management

Since November 1996 Scott  A.  Bennett,  CFA.  Mr.  Bennett  has  been  with the
                    Principal organization since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

Capital Value Account
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

Main Strategies
The Account invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
     o    events that could cause a stock's price to rise or fall;
     o    anticipation of high potential reward compared to potential risk; and
     o belief that a stock is temporarily mispriced because of market overreactions.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      -9.86
1991      38.67
1992      9.52
1993      7.79
1994      0.49
1995      31.91
1996      23.50
1997      28.53
1998      13.58
1999      -4.29


The account's highest/lowest quarterly results during this time period were:

      Highest    17.85% (3/31/1991)
      Lowest    -17.01% (9/30/1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     Capital Value        -4.29%   17.88%  12.94%      S&P 500 Barra Value Index(1)                  12.72%   22.94%   15.37%
                                                       S&P 500 Stock Index                           21.04    28.55    18.21
                                                       Lipper Large-Cap Value Fund Average(2)        11.23    22.56    15.06

     (1) This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
     (2) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
    ------------------------------------------------------
       $44            $138           $241            $542


                           Account Operating Expenses

         Management Fees..................   0.43%
         Other Expenses...................   0.00
                                             -----
         Total Account Operating Expenses    0.43%




                         Day-to-day Account Management

Since November 1996 Catherine  A.  Zaharis,  CFA.  Ms.  Zaharis  joined  Invista
                    Capital Management in 1987. She holds a BA in Finance from the University of Iowa and an MBA from Drake University. She has earned the right to use the Chartered Financial Analyst designation.


INCOME-ORIENTED ACCOUNT

Government Securities Account
The Account seeks a high level of current income, liquidity and safety of principal.

Main Strategies
The Account invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
In addition, the Account may invest in money market investments.

The Account invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks
Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in the value of Account shares, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.

Investor Profile
The Account is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      9.54
1991      16.95
1992      6.84
1993      10.07
1994      -4.53
1995      19.07
1996      3.35
1997      10.39
1998      8.27
1999      -0.29


The account's highest/lowest quarterly results during this time period were:

         Highest     6.17% (6/30/1995)
         Lowest     -3.94% (3/31/1994)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

   Government Securities  -0.29%    7.96%    7.75%     Lehman Brothers Mortgage Index                 1.86%    7.98%    7.78%
                                                       Lipper U.S. Mortgage Fund Average              0.65     7.00     6.95




                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
     -------------------------------------------------------
         $51            $160           $280            $628


                           Account Operating Expenses


     Management Fees......................   0.49%
     Other Expenses.......................   0.01
                                             -----
       Total Account Operating Expenses      0.50%




                         Day-to-day Account Management

Since May 1987      Martin J. Schafer.  Mr. Schafer joined the Principal in 1977
(Account's          and has broad  experience in  residential  mortgage  related
inception)          securities.  He served as Director of Investment  Securities at the Principal prior to joining Invista Capital Management in 1992. He holds a BBA in Accounting and Finance from the University of Iowa.


GROWTH-ORIENTED ACCOUNT

Growth Account
The Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

Main Strategies
The Account seeks to achieve its objective by investing in common stocks and other equity securities. In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks it believes have prospects for above average growth over an extended period of time. Invista uses an approach described as "fundamental analysis" as it selection process.

The three basic steps of fundamental analysis are:
o Research - consideration of economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation - use of the research to allow Invista to identify segments of the market for investment. Invista considers various factors including sustainable, superior earnings growth and above average or accelerating rates of growth;

o Stock selection - Invista buys and sells stocks using its research and valuation as the basis. It attempts to identify the individual issuers that it considers to have high growth potential, that are market share leaders and/or have high quality management with consistent track records and solid balance sheets.

Main Risks
Prices of equity securities rise and fall in response to a number of factors including events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) as well as events impacting a particular issuer (for example, news about the success or failure of a new product). The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The Account may invest in companies with limited product lines, markets or financial resources. As a result, these securities may change in value more than those of larger, more established companies. As the value of the stocks owned by the Account changes, the Account share price changes. In the short-term, the price can fluctuate dramatically.

As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1995      25.62
1996      12.51
1997      26.96
1998      21.36
1999      16.44


The account's highest/lowest quarterly results during this time period were:

    Highest    21.35% (12/31/1998)
    Lowest    -14.63% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     Growth               16.44%   20.45%  18.94%*     S&P 500 Stock Index                           21.04%   28.55%   18.21%
                                                       Lipper Large-Cap Growth Fund Average(1)       38.09    30.55    19.73


     * Period from May 1, 1994, date first offered to the public, through December 31, 1999.
     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $46            $144           $252            $567


                           Account Operating Expenses


       Management Fees...................   0.45%
       Other Expenses....................   0.00
                                            -----
         Total Account Operating Expenses   0.45%


                           Day-to-day Fund Management

Since January 2000  Mary  Sunderland,  CFA.  Prior to  joining  Invista  Capital
                    Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

International Account
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Main Strategies
The Account invests in equity securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
The values of the stocks owned by the Account change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and that may affect portfolio liquidity.

Under  unusual  market  or  economic  conditions,  the  Account  may  invest  in securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and want to invest in non-U.S. companies. This Account is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995      14.17
1996      25.09
1997      12.24
1998      9.98
1999      25.93


The account's highest/lowest quarterly results during this time period were:

       Highest    16.60% (12/31/1998)
       Lowest    -17.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     International        25.93%   17.29%   14.41%*    Morgan Stanley Capital International EAFE
                                                          (Europe, Australia and Far East) Index     26.96%   12.83%    7.01%
                                                       Lipper International Fund Average             40.80    15.37    10.54

     * Period from May 1, 1994, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
     -----------------------------------------------------
       $80            $249           $433            $966


                           Account Operating Expenses


       Management Fees..................   0.73%
       Other Expenses...................   0.05
                                           -----
         Total Account Operating Expenses  0.78%


                          Day-to-day Account Management

Since March 1994    Co-Manager:   Scott  D.  Opsal,  CFA.  Mr.  Opsal  is  Chief
                    Investment Officer of Invista Capital Management and has been with the organization since 1993. He holds an MBA from the University of Minnesota and BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Since March 2000    Co-Manager:  Kurtis D.  Spieler,  CFA.  Mr.  Spieler  joined
                    Invista  Capital  Management  in 1995.  He holds an MBA from
                    Drake University and a BBA from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

International SmallCap Account The Account seeks long-term growth of capital.

Main Strategies
The Account invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies having market capitalizations of $1 billion or less.

The Account diversifies its investments geographically. There is no limitation of the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to have at least 65% of its assets invested in securities of companies of at least three countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and that may affect portfolio liquidity.

Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
This Account is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. The Account is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in smaller, non-U.S. companies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns


1999      93.81


The account's highest/lowest quarterly results during this time period were:

        Highest    36.59% (12/31/1999)
        Lowest    -19.31% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five                                                         Past OnePast FivePast Ten
        Account            Year     Years                                                             Year    Years    Years

   International SmallCap 93.81%   39.24%*             Morgan Stanley Capital International EAFE
                                                           (Europe, Australia and Far East) Index    26.96%   12.83%    7.01%
                                                       Lipper International SmallCap Fund Average    75.41    19.91    13.04

     * Period from May 1, 1998, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
       $134            $418           $723          $1,590


                           Account Operating Expenses


     Management Fees...................   1.20%
     Other Expenses....................   0.12
                                          -----
       Total Account Operating Expenses   1.32%


                          Day-to-day Account Management

Since March 2000    Co-Manager:  Dan J. Sherman, CFA. Mr. Sherman joined Invista
                    Capital  Management  in 1998.  Prior to joining the firm, he led a regional  research team for Salomon  Smith Barney.  He holds an MBA from the University of Wisconsin. He has earned
                    the   right   to  use  the   Chartered   Financial   Analyst
                    designation.

Since April 1998    Co-Manager:  Darren K. Sleister,  CFA. Mr.  Sleister  joined
(Account's          Invista  Capital  Management  as a Portfolio  Strategist  in
 inception)         1993. He holds an MBA from the  University  of Iowa,  and an undergraduate degree from Central College. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

MicroCap Account
The Account seeks to achieve long-term growth of capital.

Main Strategies
Under normal market conditions, the Account invests at least 65% of its total assets in equity securities of companies with market capitalizations of $700 million or less at the time of investment. Under normal circumstances, the Account's investment horizon for ownership of equity securities is two to three years.

The Account invests in companies that the Sub-Advisor, Goldman, believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. Goldman invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which is expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that Goldman believes have significant growth potential. Goldman believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.

The Account may invest up to 35% of its total assets in equity securities of companies with market capitalizations of more than $700 million at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its total assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.

The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.

Main Risks
Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you want long-term growth of capital. Additionally, you must be willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance.



                              Annual Total Returns

1999      -1.07


The account's highest/lowest quarterly results during this time period were:

         Highest    27.70% (6/30/1999)
         Lowest    -26.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five                                                         Past OnePast FivePast Ten
        Account            Year     Years                                                             Year    Years    Years

     MicroCap             -1.07%  -12.05%*             Russell 2000 Index                            21.26%   16.69%   13.40%
                                                       Lipper Small-Cap Core Fund Average            28.43    17.88    13.39


     * Period from May 1, 1998, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
   -------------------------------------------------------
      $130            $406           $702          $1,545


                           Account Operating Expenses


        Management Fees...................   1.00%
        Other Expenses....................   0.28
                                             -----
         Total Account Operating Expenses    1.28%*


     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.06% for 2000.


                         Day-to-day Account Management

Since April 1998    Co-Manager:  Eileen A.  Aptman,  Vice  President  of Goldman
 (Account's         since 1993. Prior thereto,  she worked at Delphi  Management
   inception)       as an equity analyst. She holds a BA from Tufts University.

Since April 1998    Co-Manager:  Matthew B. McLennan, Associate of Goldman since
 (Account's         1995. Prior thereto,  Queensland  Investment  Corporation in
   inception)       Australia. He holds an undergraduate degree in Commerce from the University of Queensland, Australia as well as an Honours degree.

Since October 1999  Co-Manager:   Eileen  Rominger,   Ms.  Rominger  joined  the
                    sub-advisor as a senior portfolio manager in 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager. She holds an MBA from Wharton
                    School of Business and a BA from Fairfield University.


GROWTH-ORIENTED ACCOUNT

MidCap Account
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.

Account   Performance   Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1990      -12.50
1991      53.50
1992      14.94
1993      19.28
1994      0.78
1995      29.01
1996      21.11
1997      22.75
1998      3.69
1999      13.04


The account's highest/lowest quarterly results during this time period were:

      Highest    25.86% (3/31/1991)
      Lowest    -26.61% (9/30/1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     MidCap               13.04%   17.59%   15.35%     S&P 400 MidCap Index(1)                       14.72%   23.05%    --  %
                                                       S&P 500 Stock Index                           21.04    28.55    18.21
                                                       Lipper Mid-Cap Core Fund Average(2)           38.27    21.93    16.28

     (1)This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
     (2)Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------
      $62            $195           $340            $762


                           Account Operating Expenses


       Management Fees....................   0.61%
       Other Expenses.....................   0.00
                                             -----
         Total Account Operating Expenses    0.61%


                         Day-to-day Account Management

Since February 2000 K. William  Nolin,  CFA. Mr.  Nolin joined  Invista  Capital
                    Management in 1996. He holds an MBA from The Yale School of Management and a BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

MidCap Growth Account
The Account seeks long-term growth of capital.

Main Strategies
The Account invests primarily in common stocks of medium capitalization companies, generally firms with a market value between $1 billion and $10 billion. In the view of the Sub-Advisor, Dreyfus, many medium sized companies: o are in fast growing industries; o offer superior earnings growth potential; and
o are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Common stocks are selected for the Account so that in the aggregate, the investment characteristics and risk profile of the Account are similar to the Standard & Poor's MidCap 400 Index* (S&P MidCap). While it may maintain investment characteristics similar to the S&P MidCap, the Account seeks to invest in companies that in the aggregate will provide a higher total return than the S&P MidCap. The Account is not an index fund and does not limit its investments to the securities of issuers in the S&P MidCap.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the S&P MidCap, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

Main Risks
Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. The Account is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.



* "Standard & Poor's MidCap 400 Index" is a trademark of Standard & Poor's Corporation (S&P). S&P is not affiliated with Principal Variable Contracts Fund, Inc., Invista Capital Management, LLC or Principal Life Insurance Company.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance.


Annual Total Returns

1999      10.67


The account's highest/lowest quarterly results during this time period were:

       Highest    22.31% (12/31/1998)
       Lowest    -16.95% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five                                                         Past OnePast FivePast Ten
        Account            Year     Years                                                             Year    Years    Years

     MidCap Growth        10.67%    4.09%*             S&P 400 MidCap Index                          14.72%   23.05%    --  %
                                                       Lipper Mid-Cap Core Fund Average(1)           38.27    21.93    16.28
                                                       Lipper Mid-Cap Growth Fund Average(1)         72.86    28.03    19.11

     * Period from May 1, 1998, date first offered to the public, through December 31, 1999.
     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
       $111            $347           $601          $1,329


                           Account Operating Expenses


       Management Fees...................   0.90%
       Other Expenses....................   0.19
                                            -----
         Total Account Operating Expenses   1.09%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.96% for 2000.


                          Day-to-day Account Management

Since April 1998    John  O'Toole,   CFA.   Portfolio  Manager  of  The  Dreyfus
(Account's          Corporation  and  Senior  Vice  President  of Mellon  Equity
  inception)        Associates  LLP (an  affiliate  of The Dreyfus  Corporation)
                    since 1990. He holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered
                    Financial Analyst designation.


Money Market Account
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Main Strategies
The Account invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible" security as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

Main Risks
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or for your short-term needs.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



                              Annual Total Returns

1990      8.01
1991      5.92
1992      3.48
1993      2.69
1994      3.76
1995      5.59
1996      5.07
1997      5.04
1998      5.20
1999      4.84


The 7-day yield for the period ended December 31, 1999 was 5.47%. To obtain the Account's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 1999


This table shows the Account's average annual returns over the periods indicated.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Money Market          4.84%    5.20%    4.94%


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $53            $167           $291            $653



                           Account Operating Expenses


       Management Fees....................   0.50%
       Other Expenses.....................   0.02
                                             -----
         Total Account Operating Expenses    0.52%


                          Day-to-day Account Management

Since June 1999     Co-Manager: Alice Robertson. Ms. Robertson has been with the
                    Principal organization since 1990. She holds an MBA from DePaul and a BA in Economics from Northwestern University.

Since March 1983    Co-Manager:  Michael R. Johnson.  Mr.  Johnson has been with the Principal organization since 1982. He holds a BA from Iowa State University. He is a Fellow of the Life Management
                    Institute.


GROWTH-ORIENTED ACCOUNT

Real Estate Account
The Account seeks to generate a high total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies
The Account invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Account focuses on equity REITs. REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Main Risks
Securities of real estate companies are subject to securities market risks similar those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency
o    possible lack of available mortgage funds
o    overbuilding
o    extended vacancies in properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses
o    changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and
o    could fail to qualify for tax-free pass through of income under the Code.

Because of these factors, the values of the securities held by the Account, and in turn the net asset value of the shares of the Account, change on a daily basis. In addition, the prices of the equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance.


Annual Total Returns

1999      -4.48

The account's highest/lowest quarterly results during this time period were:

        Highest    11.37% (6/30/1999)
        Lowest     -8.40% (9/30/1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five                                                         Past OnePast FivePast Ten
        Account            Year     Years                                                             Year    Years    Years

     Real Estate          -4.48%   -6.58%*             Morgan Stanley REIT Index                     -4.55%    7.61%   --  %
                                                       Lipper Real Estate Fund Average               -3.14     8.38     6.62


     * Period from May 1, 1998, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
     -------------------------------------------------------
        $101            $315           $547          $1,213


                           Account Operating Expenses


       Management Fees...................   0.90%
       Other Expenses....................   0.09
                                            -----
         Total Account Operating Expenses   0.99%


                          Day-to-day Account Management

Since April 1998    Kelly D. Rush,  CFA.  Mr.  Rush has been with the  Principal
(Account's          organization since 1995. He holds an MBA and a BA in Finance
  inception)        from the  University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

SmallCap Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

Main Strategies
Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forwarding looking rates of return.

Main Risks
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. This Account is designed for a portion of your investments.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

1999      43.58


The account's highest/lowest quarterly results during this time period were:

       Highest    26.75% (6/30/1999)
       Lowest    -24.33% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five                                                         Past OnePast FivePast Ten
        Account            Year     Years                                                             Year    Years    Years

     SmallCap              43.58%   8.24%*             S&P 600 Index                                 12.40%   17.05%   13.04%
                                                       Lipper Small-Cap Core Fund Average(1)         28.43    17.88    13.39


     * Period from May 1, 1998, date first offered to the public, through December 31, 1999.

     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
       --------------------------------------------------------
            $93            $290           $504          $1,120


                           Account Operating Expenses


       Management Fees....................   0.85%
       Other Expenses.....................   0.06
                                             -----
         Total Account Operating Expenses    0.91%


                          Day-to-day Account Management

Since April 1998    Co-Manager:  John F. McClain.  Mr.  McClain  joined  Invista
(Account's          Capital  Management as a Portfolio Analyst in 1990. He holds
 inception)         an undergraduate  degree in Economics from the University of
                    Iowa and an MBA from Indiana University.

Since April 1998    Co-Manager:  Mark T.  Williams,  CFA.  Mr.  Williams  joined
(Account's          Invista  Capital  Management  in 1989.  He holds an MBA from
 inception)         Drake  University and a BA in Finance from the University of the State of New York. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

SmallCap Growth Account
The Account seeks long-term growth of capital.

Main Strategies
The Account invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1 billion. Growth companies are generally those with sales and earnings growth that is expected to exceed the growth rate of corporate profits of the S&P 500.

Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small growth companies. The balance of the Account may include equity securities of companies with market capitalizations in excess of $1 billion, foreign securities, corporate fixed-income securities, government securities and short term investments.

In selecting securities for investment, the Sub-Advisor, Berger, places primary emphasis on companies which it believes have favorable growth prospects. Berger seeks to identify small growth companies that either:
o    occupy a dominant position in an emerging industry; or
o    have a growing market share in larger, fragmented industries.
While these companies may present above average risk, Berger believes that they may have the potential to achieve long-term earnings growth substantially above the earnings growth of other companies.

Main Risks
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

1999      95.69


The account's highest/lowest quarterly results during this time period were:

        Highest    59.52% (12/31/1999)
        Lowest    -18.94% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five                                                         Past OnePast FivePast Ten
        Account            Year     Years                                                             Year    Years    Years

     SmallCap Growth      95.69%   52.17%*             Russell 2000 Growth Index                     43.09%   18.99%   13.51%
                                                       Lipper Small-Cap Growth Fund Average(1)       62.63    24.05    18.36


     * Period from May 1, 1998, date first offered to the public, through December 31, 1999.

     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
      -----------------------------------------------------
       $109            $340           $590          $1,306


                           Account Operating Expenses


       Management Fees...................   1.00%
       Other Expenses....................   0.07
                                            -----
         Total Account Operating Expenses   1.07%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.06% for 2000.


                         Day-to-day Account Management

Since November 1998 Amy K.  Selner,  Vice  President  and  portfolio  manager of
                    Berger Associates, Inc. since 1997. Senior Research Analyst, 1996-1997. Prior thereto, Assistant Portfolio Manager and Research Analyst with INVESCO Trust Company, 1991-1996.


GROWTH-ORIENTED ACCOUNT

SmallCap Value Account

The Account seeks long-term growth of capital.

Main Strategies
The Account invests primarily in a diversified group of equity securities of small U.S. companies with a market capitalization of less than $1 billion at the time of the initial purchase. Under normal market conditions, the Account invests at least 65% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000(R) Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.

The Account intends to manage its investments actively to accomplish its investment objective. Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may however take advantage of short-term trading opportunities that are consistent with its objective. To the extent that the Account engages in short-term trading, it may have increased transactions costs.

Main Risks
As with any security, the securities in which the Account invests have associated risks. These include risks of:
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

o Unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.

o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept volatile fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance.


Annual Total Returns

1999      21.45


The account's highest/lowest quarterly results during this time period were:

       Highest    15.32% (6/30/1999)
       Lowest    -19.14% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five                                                         Past OnePast FivePast Ten
        Account            Year     Years                                                             Year    Years    Years

     SmallCap Value       21.45%    1.88%*             Russell 2000 Value Index                      -1.49%   13.14%   12.46%
                                                       Lipper Small-Cap Value Fund Average(1)         6.33    13.92    12.04


     * Period from May 1, 1998, date first offered to the public, through December 31, 1999.

     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------
     $147            $456           $787          $1,724


                           Account Operating Expenses


       Management Fees...................   1.10%
       Other Expenses....................   0.34
                                            -----
       Total Account Operating Expenses     1.44%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.16% for 2000.


                          Day-to-day Account Management

Since January 2000  Co-Manager:  Marian  U.  Pardo,  Managing  Director  of J.P.
                    Morgan Investment Management Inc. since 1998. Ms. Pardo is a senior portfolio manager in the Small Cap Equity Group at J.P. Morgan. She has been at J.P. Morgan since 1968, except for 5 months in 1998 when she was president of a small investment management firm. She holds a BA degree from Barnard College.

Since January 2000  Co-Manager:  Leon Roisenberg,  Vice President of J.P. Morgan
                    Investment Management Inc. since 1996. Prior to joining J.P. Morgan, Mr. Roisenberg worked as an analyst and portfolio manager at Bankers Trust. He earned his MBA from Columbia University and received his BS degree from MIT.


GROWTH-ORIENTED ACCOUNT

Stock Index 500 Account
The Account seeks long-term growth of capital.

Main Strategies
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is effected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.

The Account uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Account will go up and down, which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.



*    "Standard  &  Poor's  500  Index"  is a  trademark  of  Standard  &  Poor's
     Corporation ("S&P"). S&P is not affiliated with Principal Variable Contracts Fund, Inc., Invista Capital Management, LLC, or with Principal Life Insurance Company.

Account Performance Information
As the inception date of the Account is May 1, 1999, historical performance data based on a full calendar year is not available.


                              Annual Total Returns


The account's highest/lowest quarterly results during this time period were:

        Highest    14.68% (12/31/1999)
        Lowest     -6.24% (9/30/1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One                                                                   Past OnePast FivePast Ten
        Account            Year                                                                       Year    Years    Years

     Stock Index 500       8.93%*                      S&P 500 Stock Index                           21.04%   28.55%   18.21%
                                                       Lipper S&P 500 Fund Average                   20.22    27.96    17.69


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
      -----------------------------------------------------
        $50            $156           $271            $600


                           Account Operating Expenses


       Management Fees....................   0.35%
       Other Expenses.....................   0.14
                                             -----
         Total Account Operating Expenses    0.49%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% for 2000.


                         Day-to-day Account Management

Since March 2000    Co-Manager:  Robert  Baur,  Ph.D.  Dr. Baur  joined  Invista
                    Capital  Management  in 1995.  Prior to joining the firm, he was a Professor of Finance and Economics at Drake University
                    and Grand View  College.  He received his Ph.D. in Economics from Iowa State  University and did  post-doctoral  study at
                    the  University  of  Minnesota.   He  also  holds  a  BS  in
                    Mathematics from Iowa State University.

Since March 2000    Co-Manager: Rhonda VanderBeek. Ms. VanderBeek joined Invista
                    Capital Management in 1983. She directs trading operations for the firm and has extensive experience trading both domestic and international securities.


GROWTH-ORIENTED ACCOUNT

Utilities Account
The Account seeks to provide current income and long-term growth of income and capital.

Main Strategies
The Account seeks to achieve its objective by investing primarily in equity and fixed income securities companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
o    changes in interest rates;
o    prevailing market conditions; and
o    general economic and financial conditions.

The Account invests in fixed income securities, which at the time of purchase, are:
o    rated in one of the top four categories by S&P or Moody's; or
o    if not rated, in the Manager's opinion are of comparable quality.

Main Risks
Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
o    increase in fuel and other operating costs;
o    changes in interests rates on borrowings for capital improvement programs;
o    changes in applicable laws and regulations;
o changes in technology which render existing plants, equipment or products obsolete;
o    effects of conservation; and
o    increase in costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bonds rise when interest rates fall and fall when interest rates rise. Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking quarterly dividends for income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns


1999      2.29


The fund's highest/lowest quarterly results during this time period were:

      Highest      11.80% (6/30/1999)
      Lowest       -6.22% (3/31/1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five                                                         Past OnePast FivePast Ten
        Account            Year     Years                                                             Year    Years    Years

     Utilities             2.29%   10.43%*             S&P 500 Stock Index                           21.04%   28.55%   18.21%
                                                       Dow Jones Utilities Index with Income         -5.73    14.74     --
                                                       Lipper Utilities Fund Average                 15.82    18.70    12.80

     * Period from May 1, 1998, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

   1 Year         3 Years         5 Years       10 Years
   -----------------------------------------------------
     $65            $205           $357            $798


                           Account Operating Expenses


       Management Fees....................   0.60%
       Other Expenses.....................   0.04
                                             -----
         Total Account Operating Expenses    0.64%


                          Day-to-day Account Management

Since April 1998    Catherine  A.  Zaharis,  CFA.  Ms.  Zaharis  joined  Invista
(Account's          Capital  Management in 1987.  She holds a BA in Finance from
  inception)        the University of Iowa and an MBA from Drake University. She has earned the right to use the Chartered Financial Analyst designation.


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Accounts that focus their investments in equity securities include: Aggressive Growth, Capital Value, Growth, International, International SmallCap, MicroCap, MidCap, MidCap Value, SmallCap, SmallCap Growth, SmallCap Value, Stock Index 500 and Utilities. The Asset Allocation and Balanced Accounts invest in a mix of equity and fixed income securities.

Fixed income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.

Accounts that focus their investments in fixed income securities include the Bond and Government Securities Accounts.

Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price. Up to 2% of an Account's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For the International and International SmallCap Accounts, the 2% limitation also applies to warrants not listed on the Toronto Stock Exchange and Chicago Board Options Exchange.

Risks of High Yield Securities
The Asset Allocation, Balanced, and Bond Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.

Options, Futures Contract
Each of the Accounts (except Money Market) may buy and sell certain types of options. Each type, and their associated risks, is more fully discussed in the SAI.

Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o    Asset Allocation, International and International SmallCap Accounts - 100%;
o    Aggressive  Growth,  MicroCap,  Real Estate and SmallCap  Growth Accounts -
     25%;
o    Bond, Capital Value, SmallCap and Utilities Accounts - 20%;
o Balanced, Growth, MidCap, MidCap Growth, SmallCap Value and Stock Index 500 Accounts - 10%.

The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

For purposes of these  restrictions,  foreign  securities  include:
o    companies organized under the laws of countries outside of the U.S.;
o companies for which the principal securities trading market is outside of the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced outside the U.S. or sales made outside of the U.S.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.

Securities of Smaller Companies
The Asset Allocation, International SmallCap, MicroCap, MidCap, MidCap Growth, SmallCap, SmallCap Growth and SmallCap Value Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES

Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.

For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.

The Manager is a subsidiary of Princor Financial Services Corporation and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of December 31, 1999, the Funds it managed had assets of approximately $6.42 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Sub-Advisors
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.

     Accounts: Aggressive Growth and Asset Allocation
     Sub-Advisor: Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 1999, Morgan Stanley, together with its affiliated institutional asset management companies, managed investments totaling approximately $184.9 billion as named fiduciary or fiduciary adviser. On December 1, 1998 Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

     Accounts: Balanced, Capital Value, Government Securities, Growth, International, International SmallCap, MidCap, SmallCap, Stock Index 500, and Utilities
     Sub-Advisor: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 1999 were approximately $35.3 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

     Account: MicroCap
     Sub-Advisor: Goldman Sachs Assets Management ("GSAM"), 32 Old Slip, 17th Floor, New York, NY 10005. As of September 1, 1999, the Investment Division ("IMD") was established as a new operating division of Goldman, Sachs & Co. ("Goldman Sachs"). This newly created entity includes GSAM. GSAM provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

     Account: MidCap Growth
     Sub-Advisor: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY 10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1999, Dreyfus managed or administered approximately $119.6 billion in assets for approximately 1.7 million investor accounts nationwide.

     Account: SmallCap Growth
     Sub-Advisor: Berger LLC ("Berger"), 210 University Boulevard, Suite 900, Denver, CO 80206. It serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary the Kansas City Southern Railway Company, and financial asset management businesses. Assets under management for Berger as of December 31, 1999 were approximately $7.1 billion.

     Account: SmallCap Value
     Sub-Advisor: J.P. Morgan Investment Management, Inc. ("Morgan"), 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 1999, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $349 billion.

Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1999 was:

                               Management        Other         Total Operating
             Account              Fees          Expenses          Expenses

     Aggressive Growth            0.75%           0.02%       0.77%
     Asset Allocation             0.80            0.05        0.85
     Balanced                     0.57            0.01        0.58
     Bond                         0.49            0.01        0.50
     Capital Value                0.43            0.00        0.43
     Government Securities        0.49            0.01        0.50
     Growth                       0.45            0.00        0.45
     International                0.73            0.05        0.78
     International SmallCap       1.20            0.12        1.32
     MicroCap                     1.00            0.28        1.28*
     MidCap                       0.61            0.00        0.61
     MidCap Growth                0.90            0.19        1.09*
     Money Market                 0.50            0.02        0.52
     Real Estate                  0.90            0.09        0.99
     SmallCap                     0.85            0.06        0.91
     SmallCap Growth              1.00            0.07        1.07*
     SmallCap Value               1.10            0.34        1.44*
     Stock Index 500              0.35            0.14        0.49*
     Utilities                    0.60            0.04        0.64

     *  Before waiver

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Accounts as to which the Fund is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate management fees between itself and Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund will not rely on the order as to any Account until it receives approval from:
     o contract owners who have assets in the Account, or
     o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners, and the Fund states in its prospectus that it intends to rely on the order with respect to the Account. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Fund has received the necessary shareholder approval and intends to rely on the order with respect to the Aggressive Growth, Asset Allocation, LargeCap Growth, MicroCap, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts (not all of these Accounts are available through this contract).



MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1999. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Growth-Oriented Accounts

Aggressive Growth Account
(William Auslander and Philip Friedman)
The Aggressive Growth Account seeks to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of large capitalization U.S. corporations and, to a limited extent, foreign corporations. The portfolio of this Account generated excellent returns in 1999. The portfolio appreciated 40.2% versus 21.0% for the S&P 500 and 34.8% for the Lipper Large-Cap Growth Index. Fourth quarter performance was solid as well with the portfolio appreciating 22.0% versus 14.9% for the S&P 500 and 25.5% for the Lipper Large-Cap Growth Index. The Account maintained and benefited from its philosophy of opportunistic concentration driven by bottom-up fundamental company analysis and an emphasis on gaining an "information edge" in the sectors and companies in which the Account invests. At year-end, the Account's top 10 holdings accounted for about 36% of total assets and the portfolio held positions in 80 stocks

U.S. equity markets again set records in 1999, led by large capitalization growth stocks in general and a white-hot technology sector in particular. The S&P 500's 21.0% increase left the index at an all-time high and 1999 marked the 10th consecutive up year for this index. The compounded return for the past five years is a stunning 250%. With the exception of a brief period in the spring, growth outperformed value throughout the year. Investors continue to believe and invest in the sustainability of the growth of the largest companies, and for the most part, these companies continue to deliver stellar results.

In the Aggressive Growth Account long-term capital appreciation is sought by investing in growth-oriented equity securities of large capitalization, predominantly U.S. corporations. The Account continues to reflect a mix of classic growth stocks such as Microsoft, Cisco Systems, General Electric, Home Depot and less well known growth names such as Tyco International, Clear Channel Communications, and United Technologies. Managers were pleased with the Account's broad-based performance, particularly in the context of a market that continued to be dominated by a small number of large capitalization stocks. No single stock accounted for more than 10% of the Account's absolute performance. In addition, about 70% of the Account's relative outperformance was driven by stock picking versus sector allocation.

Technology dominated the headlines and the sector performance charts in 1999. Given the tremendous outperformance of the group, technology stocks now account for 30% of the S&P 500's total market capitalization, up from 19% at the end of 1998 and 10% five years ago. Given technology's extremely strong performance, one might find two things surprising. First, only about 27% of the Account's 1999 outperformance relative to the S&P 500 was attributable to technology holdings. Second, about 86% of that relative outperformance was attributable to successful stock picking within the group as the Account maintained a relatively neutral posture toward technology versus the index weight throughout most of the year. Account Managers feel this reflects well on the bottom-up, research intensive approach used in stock picking.

Avoiding prominent underperformers remains important to the Account's success. In a bull market, it is very easy to focus excessive attention on picking winning stocks. Simple math reinforces the view that equal effort should be spent attempting to avoid those companies with potential disappointing fundamental changes, particularly in a current environment that has little tolerance for "negative newsflow." In fact, much of the Account's outperformance in 1999 was attributable to avoiding companies with deteriorating fundamentals.

Comparison of Change in Value of $10,000 Investment in the Aggressive Growth Account, Lipper Large-Cap Growth Fund Average and S&P 500 Stock Index.

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    ------------------------
    39.50%  32.01%  28.82%**

** Since inception 6/1/94

                            S&P 500
               PAG           Broad      Lipper Large-Cap
              Total          Based          Growth
              Return         Index          Average
              10,000        10,000          10,000
  1994        10,259        10,230          10,055
  1995        14,793        14,069          13,151
  1996        18,942        17,297          15,681
  1997        24,788        23,066          19,649
  1998        29,486        29,657          24,140
  1999        41,130        35,896          33,335

Note: Past performance is not predictive of future performance.



Asset Allocation Account
(Francine Bovich)
Global equity markets finished 1999 with strong gains, as the global economy began to heal after the Asian and Russian economic crises experienced in 1997 and 1998. The S&P 500 delivered its fifth year of double-digit returns rising 21.0% in calendar year 1999. Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index returned 27.0%, beating the S&P 500 for the first time in five years, despite weak currencies in Europe. The most disappointing asset class was fixed-income. As global growth stabilized and resumed, inflationary fears mounted driving bond yields higher in the U.S. and Europe. The Lehman Aggregate Index returned -0.8% during a volatile year.

Although the U.S. bull market in the first half showed signs of broadening, market leadership narrowed dramatically in the second half. Value stocks, which began to outperform growth in February and March, stagnated later in the year, as inflation fears moderated and economic growth surprised on the upside. The year ended with growth stocks again dominating value stocks by a wide margin. Although rising interest rates and inflation expectations are usually bad for stocks, markets have shrugged off rising rates as growth surprises outpaced inflation surprises throughout 1999. This growth environment was also reflected in the bond market. As investor confidence improved, risk tolerance rose to more normal levels, benefiting spread products, which had suffered large losses in the flight to quality at the end of 1998. Fixed-income spreads narrowed, and investment grade governments and corporates underperformed mortgages, high yield debt, and emerging market debt.

Non-U.S. stock market performance was strong, despite being held back by weaker European currencies. The strongest performing regions were those which had suffered the most over the past three years of currency crises and debt deflation. Japan led the developed markets, rising 61.5% in 1999, as the Japanese economy bottomed and began to recover. The combination of low valuations, low interest rates, and a better earnings outlook was a powerful contributor to the rise in the Japanese market and a strengthening of the Yen. Pacific region stock performance was also strong, but was highly differentiated, as the countries hardest hit by the emerging market debt crisis, Hong Kong and Singapore, outperformed the more stable economies of Australia and New Zealand. Asian economies bottomed in the early part of the year, and began a steep trajectory of recovery. The depegging of Asian currencies from the U.S. Dollar enabled many countries to exercise more flexibility in economic management, and to some extent, decreased their vulnerability to rising U.S. interest rates.

European stock performance was mixed during the year. In the first half, Eurozone economic performance disappointed on the downside, as Germany continued to lag contributing to poor equity performance and a weaker currency. Although European economic performance was more robust in the second half, the Euro continued to weaken, closing the year 15% below its January 1 level. Europe returned 15.9% in 1999.

The Account appreciated 19.5% for the year, outperforming the Lipper Flexible Portfolio Fund average gain of 12.6%. The outperformance of the Account was due to allocation decisions and strong security selection within certain of the underlying implementation strategies. Allocation decisions that contributed positively to results included overweighting equities relative to fixed-income throughout the year, as equities significantly outperformed fixed-income, and an emphasis on growth. Security selection within the U.S. growth strategies (Large Cap and Emerging Growth) was the largest contributor to outperformance.

Throughout the year, the Account maintained a diversified investment strategy. The Account's allocation to non-U.S. stocks also added value, as non-U.S. stocks outperformed the S&P during this period. Account allocations to value-based equity strategies and fixed-income detracted from results, but were more than offset by other favorable portfolio decisions.

Comparison of Change in Value of $10,000 Investment in the Asset Allocation Account, Lipper Flexible Portfolio Fund Average and S&P 500 Stock Index.

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    19.49%  16.01%  14.32%**

** Since inception 6/1/94

          PAA                                   Lipper
         Total                          Flexible Portfolio
         Return          S&P 500                Index
         10,000          10,000                 10,000
 1994    10,052          10,230                 10,008
 1995    12,128          14,069                 12,518
 1996    13,696          17,297                 14,220
 1997    16,187          23,066                 16,878
 1998    17,673          29,657                 19,268
 1999    21,117          35,897                 21,686

Note:  Past performance is not predictive of future performance.


Balanced Account
(Martin Schafer, Mary Sunderland and Judith Vogel)
In the stock market, technology was THE place to be for performance. Nothing else came close. Early in the year it was the largest and most liquid technology stocks that garnered investors' attention. By the fourth quarter, Y2K liquidity and unprecedented money flows into speculative technology and Internet sector funds sent already strong technology stocks through the roof. Valuation was seemingly given no consideration as aggressive growth and momentum strategies won over value, hands down.

The macro-economic picture was constructive for the broad market (especially cheaper stocks) with strong real GDP growth, improving corporate profits, and interest rates moving up. Typically value stocks outperform under these conditions. Yet it was the most richly priced companies that performed the best in 1999 and it was these stocks that boosted index returns for the year. The narrow bull market in technology continues to hide a broader bear market underway in the U.S. as evidenced by the fact that 70% of the universe of 6,000 common stocks are actually down in price since April of 1998.

With ten-year Treasury yields up 1.75% over the year, fixed-income markets stalled in 1999. Bonds produced negative returns as too-strong economic growth in the U.S., improving global demand, and resulting fears of inflation spooked fixed-income investors. Negative bond returns couldn't compete with off-the-chart equity returns, which contributed to extreme negative sentiment toward fixed-income investments, especially toward the end of the year.

The Balanced Account was underweighted in technology throughout the year, based on high valuations of most tech stocks. While the prices of leading technology stocks appeared to fully discount very optimistic growth expectations, the stocks of many financial, energy, healthcare, and consumer staples companies were cheap. Despite huge valuation disparities, the market continued to bid already expensive tech stocks higher. Not having enough technology exposure was the single largest detriment to the Account's total performance, which landed in the low single digits for the year.

There is no independent market index against which to measure returns of balanced portfolios, however, we show the S&P 500 Stock Index and the Lehman Government/Corporate Bond Index for your information.

Comparison of Change in Value of $10,000 Investment in the Balanced Account, Lipper Balanced Fund Average, Lehman Brothers Government/Corporate Bond Index and S&P 500 Stock Index.

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    2.40%   13.75%  11.38%

                                           Lipper          Lehman
            Balanced       S&P 500        Balanced       Govt Corp
            Account         Index         Fund Avg       Bond Index
            10,000          10,000          10,000         10,000
 1990        9,357           9,689           9,945         10,828
 1991       12,572          12,642          12,607         12,575
 1992       14,181          13,605          13,495         13,528
 1993       15,750          14,974          14,943         15,020
 1994       15,420          15,171          14,566         14,493
 1995       19,212          20,865          18,231         17,281
 1996       21,734          25,652          20,740         17,782
 1997       25,630          34,207          24,680         19,518
 1998       28,684          43,982          28,007         21,366
 1999       29,371          53,236          30,441         20,907


Note: Past performance is not predictive of future performance.


Capital Value Account
(Catherine Zaharis)
The market divergence has been the most dramatic in performance since the late 1960's. It has been a very simple process to determine which stocks will outperform. On average, stocks with earnings underperformed the market. Stocks with high P/E ratios tended to outperform the market. For the Capital Value Account, this means the history of the account and its philosophy and process fly in the face of what has worked the past year on Wall Street.

The Account Managers prefer to invest in companies that have earnings, but prefer not to pay a premium for those earnings. In 1999 this led the Account into consumer staples, financials and health care. The only problem was that while technology was the favored sector, these three sectors were closer to the bottom of relative returns.

Account Managers have struggled with this year and how to deal with markets that do not favor value investors, and in fact punish them severely. Account Managers have reviewed their process in a detailed manner and added some flexibility without compromising philosophy. Valuations are now analyzed by sector versus the overall market. For example comparing paper company stocks to technology stocks, technology will nearly always look expensive. But, when looking at technology as its own universe, many attractive opportunities appear. This approach will work better in an environment where there is minimal change in portfolio emphasis.

Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Large-Cap Value Fund Average, S&P 500 Stock Index and S&P 500 Barra Value Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    -4.29%  17.88%  12.94%


           Capital         S&P 500         S&P 500            Lipper
            Value           Stock        Barra Value      Large-Cap Value
           Account          Index           Index          Fund Average
            10,000         10,000          10,000             10,000
 1990        9,014          9,689           9,315              9,555
 1991       12,499         12,642          11,416             12,334
 1992       13,690         13,605          12,617             13,442
 1993       14,746         14,974          14,965             14,995
 1994       14,818         15,171          14,869             14,854
 1995       19,547         20,865          20,369             19,432
 1996       24,139         25,652          24,850             23,470
 1997       31,027         34,207          32,300             29,840
 1998       35,240         43,982          37,038             34,498
 1999       33,730         53,236          41,479             38,372


Note: Past performance is not predictive of future performance.


Growth Account
(Mary Sunderland)
Technology stocks drove the market in 1999. The technology sector of the S&P 500 returned 74% for the year. Coming out of 1998, technology stocks had been down on concerns of a global economic slowdown. The slowdown did not occur and, in fact, accelerated as world economic growth picked up. Technology is very sensitive to global growth since 50% of the S&P 500 technology companies earnings come from outside the U.S. The other major driver of technology stocks was the realization that the Internet is for real and that it requires technology spending to support its growth. The Growth Account trailed the S&P 500 by 4.60% in 1999. Returns were hampered by healthcare overweighting throughout the year and a technology underweighting over the first nine months of the year. Healthcare stocks were hurt by fears of further governmental involvement, patent expirations and moderating earnings growth.

At the beginning of this year, management of the Growth Account was assumed by a new large cap growth team based in New York City. During the transition, the Account's exposure to technology and financials was increased and exposure to healthcare and consumer staples was decreased.

Going forward, the technology sector continues to be seen as the highest growth area of the economy and Account Managers expect to remain overweighted in technology. The Internet is still in the early stages of its development. Companies representing both the "old" and "new" economy must continue their aggressive spending on infrastructure, irrespective of economic conditions, in order to remain competitive. This sector is expected to continue to benefit from increased usage of the World Wide Web for a wide range of purposes including business-to-business e-commerce, communication, and entertainment.

Account Managers are currently looking to increase exposure to the health care area. They feel current political concerns are overblown and issues related to product pipelines are manageable. This sector exhibits superior growth at a reasonable value.

Account Managers plan to remain neutral-weighted in the financial sector. This sector offers solid potential based on very favorable demographics; an aging worldwide population will fuel demand for retirement savings products. There is a trend globally for increased demand for financial services. Although the current interest rate environment augurs a short-term period of uncertainty, Account Managers believe that interest rates are near their top and they are bullish longer term on the direction of rates.

Consumer cyclical and retail stores focused on the baby boomer offer very good growth potential. Management plans to be over-weighted in this sector, with positive contributions to performance likely over the next 6-12 months.

Comparison of Change in Value of $10,000 Investment in the Growth Account, Lipper Large-Cap Growth Fund Average and S&P 500 Stock Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    16.44%  20.45%  18.94%**

** Since inception 5/2/94


                                       Lipper
          Growth       S&P 500     Large-Cap Growth
          Account      Index          Fund Avg.
          10,000       10,000          10,000
1994      10,542       10,131          10,090
1995      13,243       13,934          13,197
1996      14,899       17,131          15,736
1997      18,916       22,844          19,717
1998      22,956       29,372          24,224
1999      26,729       35,552          33,451

Note:  Past performance is not predictive of future performance.


International Account
(Kurtis Spieler and Scott Opsal)
The International Account's return of 25.93% in 1999 was slightly below the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index return of 26.96%. Throughout 1999 the world economy continued to strengthen. Leading economic indicators in Europe, Japan and the emerging markets were all positive. Recovery of the emerging markets and Japan, as well as an attractively valued European currency, resulted in an export-led recovery in Europe.

During 1999 merger and acquisition (M&A) activity in Europe doubled, setting a record, and positively impacting several companies in the Account's portfolio. Emerging markets exposure added marginally to performance, mainly in the fourth quarter, as changes made in the emerging holdings in the beginning of the year performed strongly. The largest move made in the Account during 1999 was the entry into Japanese equities. As the Japanese market underperformed other developed markets year after year, the forward-looking return spread relative to equities in the rest of the world narrowed. As Account Managers monitored valuation levels, investments were made in companies that were trading at attractive levels. The Account also benefited from increased exposure to the "new economy", including telecommunications, technology and media.

The Account continues to invest in companies that have sustainable competitive advantages that will allow continued growth in earnings and cash flow sufficient to justify their current trading price. This strategy is consistently applied to build a diversified portfolio with exposure to both "new" and "old" economy companies - all with positive forward-looking return profiles. Changes are being made to the portfolio in media, energy and financials. Media stocks are highly valued along with other technology and telecom stocks, but possess lower growth rates, causing a lightening of the Account's weighting in select holdings. Account Managers have become slightly more positive on the energy sector due to the disconnect between oil prices and the valuation levels of the energy companies and have added to the energy weighting. Within the financial sector the Managers are lightening some banks and adding to diversified financials. Companies that have ability to gather assets, benefiting from the long-term savings trends throughout Europe are preferred. The Account has invested in some brokerage firms in Japan which are expected to benefit from outflows out of the postal savings system into the equity market.

Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average and MSCI EAFE Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    25.93%  17.29%  14.41%**

** Since inception date 5/2/94

                           Morgan Stanley         Lipper
            Intern'l            EAFE           International
            Account            Index               Index
            10,000             10,000             10,000
 1994        9,663              9,990              9,758
 1995       11,032             11,110             10,676
 1996       13,800             11,781             11,934
 1997       15,488             11,991             12,583
 1998       17,034             14,389             14,221
 1999       21,451             18,268             20,023

Note:  Past performance is not predictive of future performance.


International SmallCap Account
(Dan Sherman and Darren Sleister)
The international small cap arena saw returns that were unprecedented previous to 1999. The median international small cap fund's return according to Lipper was 75.41% for the year. The International SmallCapAccount's return exceeded the Lipper International Small-Cap Fund Average by 18.4% on a 1-year basis. Earlier this year Japan was a significant outperformer in the small cap world and the Account's holdings outpaced the index, returning on average, some 60%. The Account went from a zero weighting in Japan to one that more closely matched the benchmark mid-year, to lightening, fourth quarter, as Managers felt much of the Japanese market had simply run out of steam. Fourth quarter saw investors taking gains in the Japanese small caps as the economy once again came into question of what could be delivered and how much restructuring was actually occurring.

1999 was a year for European start-up companies, many of which were technology-oriented that soon turned into mid-caps due to massive price appreciation in a short time span. A fundamental change was seen in the liquidity flows as capital began to pour into the European markets in the fourth quarter. The top performing sectors included media, telecommunications and technology as those companies that had exposure in these areas saw strong price appreciation in the fourth quarter as investors scrambled to gain exposure to these industries.

Account Managers continue to look for market leaders in their respective fields with good growth characteristics, a solid business strategy and strong barriers to entry. 1999 was a year of stellar performance for technology companies as the Internet and e-commerce began to demonstrate that they would revolutionize the business world. Account Managers found some strong companies that were global leaders and would benefit from the explosion of growth in e-commerce. We have rotated out of many of the stronger performers and continue to look for new opportunities where growth opportunities are undervalued relative to stock price.

The International SmallCap Account continues to benefit from themes such as outsourcing of electronic components, increasing advertising expenditures, market research companies and indirect e-commerce solutions. At the current time, growth companies offer the most attractive investments from a risk/return trade-off compared to the more traditional value stocks. Managers continue to look for companies that are at attractive valuations and also offer long-term earnings growth potential.

Comparison of Change in Value of $10,000 Investment in the International SmallCap Account, Lipper International Small-Cap Fund Average and MSCI EAFE Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    93.81%  39.24%**   --

** Since inception date 5/1/98


        Morgan Stanley               Lipper                International
      Capital International   International SmallCap         SmallCap
          EAFE Index               Fund Average              Account*
      ---------------------   ----------------------       -------------
           10,000                    10,000                  10,000
"1998"     10,379                     9,320                   8,963
"1999"     13,177                    16,348                  17,371

Note: Past performance is not predictive of future performance.


MicroCap Account
(Eileen Aptman, Paul Farrell and Eileen Rominger)
1999 ended on a positive note, as interest rate concerns dissipated, Y2K-related liquidity fears proved unsubstantiated and the marketplace evaded any actual trading volume declines or grand-scale increases in cash levels. During the year, restrained inflation, solid growth in corporate profits and gains by a few lead sectors drove U.S. indexes to record levels; the S&P 500 Index, Russell Midcap Index and Russell 2000 Index ("Index") gained 21.0%, 18.2% and 21.3%, respectively.

The Account's performance lagged the Index, as the small cap market was led by an extremely narrow band of companies in a select few industries. The top 10 performers in the Index logged an extraordinary gain of 719% (weighted average return of top 10 performers); nine of these ten stocks were in technology or telecommunications. In fact, technology and media/telecom industries accounted for more than 100% of the gain for the Index in 1999. These industries - wireless, semiconductors, media, computer software and hardware, electronic equipment and information services - together contributed 24 percentage points of positive performance, compared to the index total return of 21%. The Account's underweight in several of these industries hurt performance for the year.

In an extraordinary period for the overall economy, many companies have posted solid operating results. Lacking the badges of a) high-visibility growth or b) an obvious role in the "New Economy," however, these same solid operators have lagged in the stock market. Investors' gravitation to a very few leaders has driven remarkable stock price performance commensurate with remarkably high growth expectations. Since the year end, though, the rising interest rate environment has bred increased investor impatience toward those stocks which have not yet delivered earnings results to match their valuations. This impatience has translated into tremendous volatility among expensively priced stocks and some solid returns among those stocks which had gone unrecognized even as their underlying businesses performed well. The Microcap Account has benefited by owning well-positioned businesses selling at conservative valuations.

Even though there has been a broadening of the market since the end of 1999, Account Managers feel there is no simple answer when asked about the "New Economy" vs. the "Old Economy." The New Economy (i.e., companies and industries which offer new technological tools and platforms) has indeed changed the way to conduct - and for analysts, the way to evaluate - a business. We acknowledge the vast potential for new technologies' ability to enhance productivity, provide new delivery and access mechanisms for both hard goods and entertainment content, and shorten cycle times. Many holdings in the Account have benefited already from their exposure to the New Economy, and Account Managers feel any company's ability to utilize new technologies - whether the company is in the technology or transportation sector - will likely be critical to its long-term success. By owning some of the companies which are in the business of these new technologies, and many companies which are their direct beneficiaries, Account Managers believe the Account offers substantial upside to the long-term investor.

Although the Account has experienced strong gains since the end of 1999, the narrow leadership of the market by technology, internet and telecom stocks over the last two years has left many excellent, highly profitable, well-managed companies behind in terms of performance, even as these companies have posted solid operating results. Our research-based investments offer substantial upside potential, as they represent quality businesses selling at conservative valuations.

Comparison of Change in Value of $10,000 Investment in the MicroCap Account, Lipper Small-Cap Core Fund Average and Russell 2000 Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    -1.07% -12.05%**   --

** Since inception date 5/1/98

                        Lipper
        Russell     Small-Cap Core    MicroCap
       2000 Index    Fund Average     Account*
       ----------   --------------    --------
         10,000         10,000        10,000
"1998"    8,806          8,468        8,158
"1999"   10,678         10,875        8,071


Note: Past performance is not predictive of future performance.


MidCap Account
(William Nolin)
In 1999, the MidCap Account trailed the S&P 400 Index slightly, despite rallying strongly in the fourth quarter. Technology was the story for the market as a whole. It was a strange year, with technology up strongly and almost everything else unchanged. The divergence between the Account and the Index was mainly due to several technology stocks in the Index performing well which were not in the Account. One of these companies is no longer in the Index and the others continue to be overvalued.

The Account changed portfolio managers in the fourth quarter of 1999. The underlying philosophy of investing and the fundamental analysis process will not change.

Going forward the Account is positioned to take advantage of the growth in technology and communications. Technology will continue to benefit from the substitution of capital for labor, the growth of the Internet, and the acceleration of global economic growth. The cost of labor is going up 3% per year, while the cost of capital equipment is falling 4% per year. This divergence is causing companies either to provide their workers with better tools or replace those workers with machines. This process is being accelerated by the low availability of workers in this country. Communications benefit from many of the same trends as technology. Valuations remain high in these sectors, but Account Managers believe the strong business fundamentals justify the valuations.

Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Core Fund Average, S&P 500 Stock Index and S&P 400 MidCap Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    13.04%  17.59%  15.35%


                                         S&P 400         Lipper
          MidCap          S&P 500         MidCap      Mid-Cap Core
          Account          Index          Index           Index
           10,000          10,000         10,000          10,000
 1990       8,750           9,689          9,488           9,644
 1991      13,431          12,642         14,239          14,586
 1992      15,437          13,605         15,933          15,915
 1993      18,414          14,974         18,152          18,255
 1994      18,558          15,171         17,500          17,881
 1995      23,942          20,865         22,911          23,633
 1996      28,996          25,652         27,305          27,868
 1997      35,594          34,207         36,111          33,338
 1998      36,906          43,982         43,012          37,392
 1999      41,719          53,236         49,343          51,702

Note:  Past performance is not predictive of future performance.


MidCap Growth Account
(John O'Toole)
For the  calendar  year 1999,  the  portfolio  return was below the  performance benchmark, and obviously disappointing. The primary causes of the underperformance relative to the benchmark were individual stock selection along with a portfolio beta (price volatility) that was modestly below that of the benchmark.

The quantitative process used in managing this Account performed below its historical trend in 1999, which implies that individual stock selection had the greatest negative impact on return. The Account Manager's approach to equity management continues to focus on determining what types of valuation characteristics are preferred by the market, and then to select stocks that exhibit those preferred traits. Though this valuation system uses a number of fundamental characteristics that are earnings (growth) driven, some factors that are price (value) sensitive are also included. An economic sector neutral approach to portfolio construction has also been maintained. During most of 1999 the Account operated in a market environment where investors also had total focus on growth type valuation factors, and paid little attention to traditional price sensitive measures of value.

Companies with the highest price multiples and in many cases very modest real earnings provided the most attractive returns during 1999. Account Managers use long-term trends to guide stock selection, and thus continue to operate with some sensitivity to issues such as actual earnings and measures of value. A review of 1999 seems to indicate that any valuation process that exhibited even a modest focus on "value" type inputs, was penalized by the strong emphasis on growth type factors by investors. The Account's management process did not preclude the portfolio from owning any of these types of issues, and in fact a number of holdings in a variety of industries owned by the Account had total returns during the year of over 50%. These issues include Young & Rubicam, Biogen, Lexmark International, and Kansas City Southern Industries. As for issues that had a negative impact upon the annual return, Quintiles Transnational and TJX Companies would be included.

Another factor that had a negative impact upon return was a modestly below benchmark beta. The beta of the portfolio was within the historical range (benchmark beta +/- 0.05), but given the positive equity market returns during 1999, this was a negative factor. 1999 was a year during which investors rewarded volatility, and the portfolio was modestly less volatile than the general middle capitalization equity market.

Finally, 1999 was also an equity market environment where the Account saw a concentration of performance in certain sectors (technology). Thus, the valuation process and the broadly diversified sector neutral portfolio construction techniques used by Account Managers tended to result, at least in the period of this report, in a portfolio whose structure did not generate optimum results.

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Core Fund Average, Lipper Mid-Cap Growth Fund Average and S&P 400 MidCap Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    10.67%  4.09%**   --

** Since inception date 5/1/98


                                         Lipper              Lipper
                          S&P         Mid-Cap Core       Mid-Cap Growth
      MidCap Growth       400             Fund                Fund
         Account      MidCap Index        Avg.                Avg.
         10,000          10,000          10,000              10,000
1998      9,660          10,538           9,814               9,814
1999     10,691          12,089          13,570              16,964

Note: Past performance is not predictive of future performance.


Real Estate Account
(Kelly Rush)
Signs that earnings growth was peaking in 1998 started a slide in real estate stock prices that year which continued in 1999. Earnings growth of over 13% in 1998 fell to 10% in 1999. This pattern of decelerating earnings caused real estate stocks to lose favor in a market focused on the extraordinary growth of high technology companies. The result has been a price decline of over 30% in the past two years.

The Real Estate Account performed in line with its benchmark index for the twelve months ended December 31, 1999 and fell short of its peer group average. Poor relative performance was concentrated in the first quarter where the Account underperformed its peers by 1.90%.

The primary reason for underperformance versus peers was the Account's underweighting in office property owners early in the year. Several office companies delivered positive returns throughout the year and many peers elected to overweight these companies. The Account lost ground in the first quarter while it was underweighted in office owners. This exposure was later increased and this shift helped contribute to the recovery in the Account's relative performance.

The Account's exposure to industrial property owners also hampered performance. The decision to overweight industrial owners proved right as this group outperformed. However, security selection was poor causing a drag on returns.

Favorably impacting the Account's relative returns was the decision to underweight owners of hotels and net leased properties. Account Managers generally avoided hotel owners as lodging fundamentals declined and avoided net lease property owners as they correctly anticipated rising interest rates would hurt prices.

In 2000 Account Managers will continue to follow the relative valuation approach used successfully in the past. Simply, the objective is to buy good companies at attractive prices and sell them when more attractive opportunities are uncovered. It is a fairly simple concept Account Managers diligently and consistently seek to execute.

Comparison of Change in Value of $10,000 Investment in the Real Estate Account, Lipper Real Estate Fund Average and Morgan Stanley REIT Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    -4.48%  -6.58%**  --

** Since inception date 5/1/98

                            Lipper
        Morgan Stanley    Real Estate    Real Estate
         REIT Index       Fund Average     Account*
           10,000            10,000        10,000
        --------------    ------------   -----------
"1998"      8,677             8,250         9,344
"1999"      8,282             7,991         8,925

Note: Past performance is not predictive of future performance.


SmallCap Account
( John McClain and Mark Williams)
The Account's yearly return figure of 43.6% compared favorably to the S&P 600 Index return of 12.4%. The growth segments of the Account and the benchmark handily beat their value counterparts. The decision by Account Managers to allocate more of the assets to the growth segment continues to pay dividends. Because the Account was overweighted in the better performing growth sector, it realized a positive asset allocation return.

The return and weighting components of certain sectors contributed to the Account's outperformance relative to its benchmark. The technology sector return of 68.1% led all sectors in the benchmark. The Account's technology sector return was an incredible 208.5%. The Account's second best performing sector for the year was consumer cyclicals. Teen retailing is the main contributor to this return. Communication services sector's return was substantially higher than that of the benchmark 179.6% versus 25.9%. The Account's sector weighting of 5.4% was approximately 11 times the benchmark sector weighting of 0.5%.

Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Core Fund Average and S&P 600 Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    43.58%  8.24%**    --

** Since inception date 5/1/98


                      Lipper
        S&P 600    Small-Cap Core     SmallCap
         Index      Fund Average      Account*
        10,000        10,000          10,000
"1998"   8,835         8,873           7,949
"1999"   9,931        11,396          11,413

Note: Past performance is not predictive of future performance.


SmallCap Growth Account
(Amy Selner)
For the year, the SmallCap Growth Account rose 95.69 % versus the 43.09% rise of the Russell 2000 Growth Index. The Account outperformed the Russell Growth Index by 52.60 percentage points.

Small cap stocks began 1999 very weak, as seen in the 10.4% underperformance of the Russell 2000 versus the S&P500 in the first quarter of 1999. During this quarter, which signaled the end of the interest rate easing by the Federal Reserve Bank, the market was fraught with volatility in illiquid stocks. The second quarter of 1999 marked the best quarterly outperformance for small caps since the fourth quarter of 1992, as small caps outperformed large caps by 7.93%. Small caps were much cheaper on a valuation basis, after their first quarter drubbing, and bounced nicely in the second quarter. Also in June, small cap funds had positive inflows of $1.3 billion, after experiencing large cash outflows in the first five months of 1999. The general market quickly discounted the Federal Reserve's .25% rise in interest rates during the second quarter and continued to rise modestly.

The second half of 1999 was a roller coaster. During the third quarter, both small and large cap stocks fell close to 6% as interest rate fears crept back into the marketplace. This volatility was exaggerated by the slowdown in news-flow over the summer period. The fourth quarter roared as the Russell 2000 rose over 18% and the Russell 2000 Growth rose over 33%. All in all, the Russell 2000 and the S&P 500 ended 1999 up over 21% and 19% respectively, marking a solid year of gains.

Throughout the year, the U.S. economy has remained undeniably robust while international economies were picking up. The deflationary boom continued as labor markets remained tight and inflation remained relatively benign. Operating profits were quite strong.

Despite this up and down year for small cap stocks, the Account was able to considerably outperform its benchmarks mainly due to stock selection.

The Account remained heavily weighted in industries where growth prospects are the most visible and consistent. Technology, the Account's largest sector, continues to have the greatest long-term growth fundamentals. Account Managers believe that the growth prospects are explosive for the Internet infrastructure in particular. Therefore, a focus continues on telecommunication and broadband companies, which provide the plumbing that enables broad acceptance of Internet applications and services. Similarly, companies such as Proxim, which manufactures wireless local-area networking products, contributed to performance.

The Account lowered its exposure to the healthcare group over this fiscal year. Uncertainty surrounding prescription drug benefits and the government's impact on drug pricing kept a lid on these stocks. One bright spot in the sector was biotechnology stocks. Account Managers believe the biotech industry continues to acquire critical mass as genomics and combinatorial chemistry lead to an explosion in new drug targets. Emerging biotechnology companies such as Biocryst Pharmaceutical and Cephalon boosted Account performance.

An energy weighting contributed to the Account's outperformance in 1999. Although there are worries that OPEC will irrationally increase oil production, the Account remains positive on the long-term supply/demand fundamentals within the sector.

Within the consumer group, radio stocks were solid performers. The environment for radio advertising was robust in 1999, and we expect this group's strong fundamentals to carry into next year. Over the short term these stocks may be prone to profit taking as their valuations are high, but long term the management team remains comfortable.

The Account Managers remain cautiously optimistic about the market entering 2000. The U.S. economy remains robust and international economies are picking up. Productivity is expected to continue to grow and to fuel low inflationary growth into 2000.

Moving through 2000, Account Managers are cautious as to the potential for profit taking in the technology sector due to tremendous performance in the fourth quarter of 1999. If economic metrics continue to show an overheating economy, interest rates will continue to creep up and the market may become volatile and move sideways as the slower summer period is entered. It is estimated that a potential correction in technology stocks which, while uncomfortable, will be healthy for the market over the long-term and may present an excellent buying opportunity in the strongest growth stocks.

Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Growth Fund Average and Russell 2000 Growth Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    95.69%  52.17%**   --

** Since inception date 5/1/98

                             Lipper
        Russell 2000     Small-Cap Growth   SmallCap Growth
        Growth Index       Fund Average         Account*
        ------------     ----------------   ---------------
           10,000            10,000             10,000
"1998"     10,123             8,873             10,296
"1999"     14,485            14,430             20,148

Note: Past performance is not predictive of future performance.


SmallCap Value Account
(Marian Pardo and Leon Roisenberg)
The much anticipated Y2K rollover was the focus of attention for investors throughout 1999. Expectations of a smooth transition were realized at year-end with very little disruption. The Federal Reserve delayed raising interest rates in December, despite a very strong economy, in order to prevent a Y2K market correction. The resulting surge in the money supply contributed to a very strong stock market. The S&P 500 ended the year up 21.04% but was surpassed by the Russell 2000 Index (+21.26%) for the first time in six years.

As in the large cap market, technology stocks dominated the performance of the small cap market. The growth in technology spending caused by the explosion of the Internet has caused a frenzy among investors and many of the companies in this sector traded at record high valuations. A number of newly public Internet infrastructure, communications and software companies were top performers for the year. The Initial Public Offering market flourished and merger and acquisition activity continued at a record pace despite Y2K and interest rate fears.

The strong performance by technology and Internet related shares perpetuated the division between growth and value companies. The Russell 2000 Value Index finished the year in negative territory -1.49% and significantly underperformed the Russell 2000 Growth Index, which rose +43.09%.

The Account was up 21.5% for the year, versus the Russell 2000 Value Index, which returned -1.5% for the 12-month period ending December 31, 1999.

The portfolio's top performing sectors were technology hardware +409.3%, drugs +277.0% and technology software +80.8%. The weakest sector was retail, which returned -44.4%. Other sectors that detracted from performance included health services -24.5% and miscellaneous finance -24.4%. Stock selection had a significant positive impact on performance.

Comparison of Change in Value of $10,000 Investment in the SmallCapValue Account, Lipper Small-Cap Value Fund Average and Russell 2000 Value Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    21.45%  1.88%**    --

** Since inception date 5/1/98

                             Lipper
        Russell 2000     Small-Cap Value   SmallCap Value
        Value Index        Fund Average       Account*
        ------------     ---------------   --------------
          10,000              10,000          10,000
"1998"     8,592               8,873           8,494
"1999"     8,464               9,435          10,316

Note: Past performance is not predictive of future performance.


Stock Index 500 Account
(Robert Baur and Rhonda VanderBeek)
The Stock Index 500 Account seeks investment results that correspond with the total return performance of the Standard & Poor's 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weighting of each of the stocks in the S&P 500 Index.

The Stock Index 500 Account began May 3, 1999. The total return from inception through year-end 1999 was 8.93%; during the same period, the total return of the S&P 500 Index was 11.00%. The difference was attributable to start-up costs and other variables intrinsic to the creation of a new account.

The performance of the stock market since inception date of the Account was strong, but there were some rough periods. During the third quarter, investors had some fears about inflation, disappointing profits and the potential for the Federal Reserve to raise interest rates. The broad market declined about 12% in response. Those fears dissipated during the fourth quarter as business profits perked up, the economy accelerated, and inflation stayed under control. As a result, the return from the bottom of the correction was spectacular with the S&P 500 Index up 17.5%.

Comparison of Change in Value of $10,000 Investment in the Stock Index 500 Account, Lipper S&P 500 Fund Average and S&P 500 Stock Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    8.93%**   --      --

** Since inception date 5/3/99


        Standard & Poor's     Lipper        Stock Index
          500 Stock          S&P 500            500
            Index          Fund Average       Account*
        -----------------  ------------     ------------
           10,000            10,000           10,000
"1999"     11,100            11,615           10,893

Note: Past performance is not predictive of future performance.


Utilities Account
(Catherine Zaharis)
The Utilities Account had a stronger return than its index, and was ahead of many diversified managers even though it lagged behind the average utility fund.

The reason for the dichotomy of performance was quite evident. The Account's performance relative to the benchmark was due to a focus on telecommunications that is no longer represented in the index. The telecommunications portion of the utility universe had stronger relative returns, as the core growth prospects of these companies are stronger than the electric and gas companies. The telecommunications sector is one where growth has come from a variety of new sources, particularly the new need for data transmission.

Many members of the peer group had investments in companies outside of the U.S. These companies, both in telecommunications and electricity, performed better than their U.S. counterparts. That was the primary source of underperformance, in addition to energy-related holdings that were not included in the portfolio in 1999.

Going forward, Account Managers continue to focus on growth opportunities within all industries of this sector. The telecommunications industry has many new entrants who are not only establishing a piece of market share, but are also creating new ways of delivering service.

On the electric and gas side, mergers and maximizing opportunities in all areas of providing energy to customers are key to long-term success. Companies are looking at the optimal ways to provide the energy needs for their clients, whether it is through traditional services or a variety of new and exciting options. Account Managers are continually monitoring these companies for the most promising opportunities within these fields.

Comparison of Change in Value of $10,000 Investment in the Utilities Account, Lipper Utilities Fund Average, Dow Jones Utilities Index with Income Fund Average and S&P 500 Stock Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    2.29%   10.43%**  --

** Since inception date 5/1/98


        Standard & Poor's   Dow Jones              Lipper
           500 Stock      Utilities Index with    Utilities      Utilities
             Index       Income Fund Average     Fund Average     Account*
            10,000            10,000                10,000        10,000
"1998"      11,172            10,250                10,957        11,536
"1999"      13,523             9,663                12,690        11,800

Note: Past performance is not predictive of future performance.


Important Notes of the Growth-Oriented Accounts:

The values of these indexes will vary according to the aggregzte value of the common equity of each of the securities included. The indexes represented asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Dow Jones Utility Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: this average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 449 mutual funds.

Lipper Flexible Portfolio Fund Average: This average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 223 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 618 funds.

Lipper International Small-Cap Funds Average: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 70 funds.

Lipper  Large-Cap  Growth Fund  Average:  This  average  consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 364 funds.

Lipper Large-CapValue Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 279 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds have wide latitude in the companies in which they invest. The one-year average currently contains 144 funds.

Lipper Mid-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 230 funds.

Lipper Real Estate Fund Average: This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 132 funds.

Lipper S&P 500 Fund Average: This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 107 funds.

Lipper Small-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds have wide latitude in the companies in which they invest. The one-year average currently contains 188 funds.

Lipper Small-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 263 funds.

Lipper Small-Cap Value Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 263 funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 100 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley REIT Index: This is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Russell 2000 Growth Index: This index measures the performance of those Russell 2000 companies with higher price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor's 500 Barra Value Index: This is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

Standard & Poor's MidCap 400 Index: This index measures the performance of the mid-size company segment of the U.S. Market.

Income-Oriented  Accounts:

Bond Account
(Scott Bennett)
Interest rates moved significantly higher last year as the world economy rebounded from the emerging market crisis of 1998 and investors became less interested in holding super-safe U.S. Treasury obligations. The increase in rates pushed most fixed-income product returns negative for the year, including the Bond Account.

Corporate bonds performed relatively well in this environment, significantly outperforming Treasuries, as investors put additional money into higher yielding assets. The fundamentals continued to be very positive for U.S. corporations with strong U.S. and world economies producing strong earnings growth with little inflation. The Account was positioned to take advantage of this rebound through an increase in holdings of higher yielding securities.

The performance of the Account was below expectations in 1999 due to underperformance of several holdings. The corporate bond market has become more equity like in its increasing hostility towards companies reporting below expected earnings or any whiff of other problems. Given the expectation of further downside risk, several of the Account's holdings were sold after year-end 1999, including J.C. Penney and Rite Aid Corporation.

Account Managers expect underlying economic fundamentals to remain strong which is positive for corporate securities. Corporate yield premiums to Treasuries remain high and should produce long-term performance relative to Treasuries.

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    -2.59%  7.73%   7.77%


                              Lehman            Lipper
             Bond              BAA                BBB
          Account             Index               Avg
           10,000             10,000            10,000
1990       10,522             10,528            10,573
1991       12,281             12,561            12,455
1992       13,432             13,742            13,481
1993       14,999             15,518            15,142
1994       14,565             15,022            14,467
1995       17,793             18,435            17,370
1996       18,214             19,176            17,924
1997       20,144             21,304            19,731
1998       21,693             21,577            20,964
1999       21,131             21,400            20,612

Note:  Past performance is not predictive of future performance.


Government Securities Account
(Martin Schafer)
This Account underperformed for the period ended December 31, 1999. A slightly longer duration and the performance of the noncallable Private Export Funding Corporation and Student Loan Marketing Association bonds versus mortgage-backed securities (MBS), led to a modest underperformance for the period ended December 31, 1999.

Over the last year the Federal Reserve has cut interest rates to stabilize the global financial turmoil, only to reverse course and start raising rates as markets stabilized and global growth resumed. Account Managers view the Federal Reserve actions as the equivalent of a doctor prescribing aspirin to treat the economic patient. These are mild treatments, needed to keep inflation low and growth reasonable.

On an absolute basis, the return for the Government Securities Account for the year was poor. Fixed-income securities had no momentum, especially with the Federal Reserve raising interest rates. This was especially true during December as investors poured money into "Go-Go" name stocks and away from fixed-income securities. Their attitude seems to be, "Why buy bonds when a stock will give you one year's worth of returns in one day!"

Account Managers continue to believe that mortgage-backed securities (MBS) will do well into the future. The quality, liquidity, lack of credit volatility and agency participation are cited as the key drivers. The agency participation is a "Huge" factor. Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) are stock companies driven by stockholders. In order to grow earnings in the face of declining new issue MBS (rates have risen), they are arbitraging more of the outstanding MBS. These agencies issue debt and buy MBS to earn the "spread" for their stockholders. FNMA and FHLMC should buy 60% of net MBS issuance in 2000 - keeping spreads very tight!

The Account continues to hold more discount MBS securities than the Lehman MBS index (this leads to a bias of longer duration) as the Managers believe the homeowner's propensity to refinance and the mortgage banker's technology driven inducement to refinance loans puts great risk on securities priced above par. This is especially true in a market when overall volume is declining as higher interest rates impact both new and existing home markets.

Account Managers expect to stay close to the duration benchmarks. Currently the Account is a little long but the Managers expect to be duration neutral soon, and patiently wait for the opportunity to strategically lengthen.

As we look forward to 2000 keep in mind that a diamond is a lump of coal that made good under severe pressure.

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lipper U.S. Mortgage Fund Average and Lehman Brothers Mortgage Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    -0.29%  7.96%   7.75%


         Government           Lehman               Lipper
         Securities          Mortgage          U.S. Mortgage
          Account             Index                Index
          10,000              10,000               10,000
 1990     10,955              11,072               10,938
 1991     12,812              12,813               12,556
 1992     13,688              13,706               13,323
 1993     15,066              14,643               14,316
 1994     14,384              14,407               13,719
 1995     17,127              16,827               15,946
 1996     17,700              17,727               16,563
 1997     19,538              19,409               17,984
 1998     21,154              20,760               19,077
 1999     21,094              21,146               19,201

Note: Past performance is not predictive of future performance.


Important Notes of the Income-Oriented Accounts:

The values of these indexes will vary according to the aggregzte value of the common equity of each of the securities included. The indexes represented asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Lehman Brothers, BAA Corporate Index: This is an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lehman Brothers Mortgage Index: This is an unmanaged index of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper Corporate Debt BBB Rated Funds Average: This average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 132 mutual funds.

Lipper U.S. Mortgage Fund Average: This average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 62 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.


Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.



Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

AGGRESSIVE GROWTH ACCOUNT(a)                                   1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period.....................    $18.33       $16.30       $14.52       $12.94      $10.11
Income from Investment Operations:
   Net Investment Income (Operating Loss)................     (.01)          .04          .04          .11         .13
   Net Realized and Unrealized Gain on Investments.......      7.17         2.99         4.26         3.38        4.31
                         Total from Investment Operations      7.16         3.03         4.30         3.49        4.44

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       --         (.04)        (.04)        (.11)       (.13)
   Distributions from Capital Gains......................    (1.60)        (.96)       (2.48)       (1.80)      (1.48)
                        Total Dividends and Distributions    (1.60)       (1.00)       (2.52)       (1.91)      (1.61)

Net Asset Value, End of Period...........................    $23.89       $18.33       $16.30       $14.52      $12.94

Total Return.............................................    39.50%       18.95%       30.86%       28.05%      44.19%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $379,062     $224,058     $149,182      $90,106     $33,643
   Ratio of Expenses to Average Net Assets...............      .77%         .78%         .82%         .85%        .90%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets..................................    (.08)%         .22%         .29%        1.05%       1.34%
   Portfolio Turnover Rate...............................     89.6%       155.6%       172.6%       166.9%      172.9%

ASSET ALLOCATION ACCOUNT(a)                                    1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period.....................    $12.30       $11.94       $11.48       $11.11       $9.79
Income from Investment Operations:
   Net Investment Income.................................       .35          .31          .30          .36         .40
   Net Realized and Unrealized Gain on Investments.......      2.00          .76         1.72         1.06        1.62
                         Total from Investment Operations      2.35         1.07         2.02         1.42        2.02

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.35)        (.31)        (.30)        (.36)       (.40)
   Distributions from Capital Gains......................    (1.07)        (.40)       (1.26)        (.69)       (.30)
                        Total Dividends and Distributions    (1.42)        (.71)       (1.56)       (1.05)       (.70)

Net Asset Value, End of Period...........................    $13.23       $12.30       $11.94       $11.48      $11.11

Total Return.............................................    19.49%        9.18%       18.19%       12.92%      20.66%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $89,711      $84,089      $76,804      $61,631     $41,074
   Ratio of Expenses to Average Net Assets...............      .85%         .89%         .89%         .87%        .89%
   Ratio of Net Investment Income to Average Net Assets..     2.50%        2.51%        2.55%        3.45%       4.07%
   Portfolio Turnover Rate...............................     86.7%       162.7%       131.6%       108.2%       47.1%

See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

BALANCED ACCOUNT(a)                                            1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period.....................    $16.25       $15.51       $14.44       $13.97      $11.95
Income from Investment Operations:
   Net Investment Income.................................       .56          .49          .46          .40         .45
   Net Realized and Unrealized Gain (Loss) on Investments     (.19)         1.33         2.11         1.41        2.44
                         Total from Investment Operations       .37         1.82         2.57         1.81        2.89

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.57)        (.49)        (.45)        (.40)       (.45)
   Distributions from Capital Gains......................     (.62)        (.59)       (1.05)        (.94)       (.42)
   Excess Distributions from Capital Gains(b)............     (.02)        --            --          --           --
                        Total Dividends and Distributions    (1.21)       (1.08)       (1.50)       (1.34)       (.87)

Net Asset Value, End of Period...........................    $15.41       $16.25       $15.51       $14.44      $13.97

Total Return.............................................     2.40%       11.91%       17.93%       13.13%      24.58%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $209,747     $198,603     $133,827      $93,158     $45,403
   Ratio of Expenses to Average Net Assets...............      .58%         .59%         .61%         .63%        .66%
   Ratio of Net Investment Income to Average Net Assets..     3.36%        3.37%        3.26%        3.45%       4.12%
   Portfolio Turnover Rate...............................     21.7%        24.2%        69.7%        22.6%       25.7%

BOND ACCOUNT(a)                                                1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period.....................    $12.02       $11.78       $11.33       $11.73      $10.12
Income from Investment Operations:
   Net Investment Income.................................       .81          .66          .76          .68         .62
   Net Realized and Unrealized Gain (Loss) on Investments    (1.12)          .25          .44        (.40)        1.62
                         Total from Investment Operations     (.31)          .91         1.20          .28        2.24

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.82)        (.66)        (.75)        (.68)       (.63)
   Excess Distributions from Capital Gains(b)............       --         (.01)        --            --          --
                        Total Dividends and Distributions     (.82)        (.67)        (.75)        (.68)       (.63)

Net Asset Value, End of Period...........................    $10.89       $12.02       $11.78       $11.33      $11.73

Total Return.............................................   (2.59)%        7.69%       10.60%        2.36%      22.17%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $125,067     $121,973      $81,921      $63,387     $35,878
   Ratio of Expenses to Average Net Assets...............      .50%         .51%         .52%         .53%        .56%
   Ratio of Net Investment Income to Average Net Assets..     6.78%        6.41%        6.85%        7.00%       7.28%
   Portfolio Turnover Rate...............................     40.1%        26.7%         7.3%         1.7%        5.9%


See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

CAPITAL VALUE ACCOUNT(a)                                       1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period.....................    $37.19       $34.61       $29.84       $27.80      $23.44
Income from Investment Operations:
   Net Investment Income.................................       .78          .71          .68          .57         .60
   Net Realized and Unrealized Gain (Loss) on Investments    (2.41)         3.94         7.52         5.82        6.69
                         Total from Investment Operations    (1.63)         4.65         8.20         6.39        7.29

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.80)        (.71)        (.67)        (.58)       (.60)
   Distributions from Capital Gains......................    (3.13)       (1.36)       (2.76)       (3.77)      (2.33)
   Excess Distributions from Capital Gains(b)............     (.89)        --            --          --           --
                        Total Dividends and Distributions    (4.82)       (2.07)       (3.43)       (4.35)      (2.93)

Net Asset Value, End of Period...........................    $30.74       $37.19       $34.61       $29.84      $27.80

Total Return.............................................   (4.29)%       13.58%       28.53%       23.50%      31.91%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $367,927     $385,724     $285,231     $205,019    $135,640
   Ratio of Expenses to Average Net Assets...............      .43%         .44%         .47%         .49%        .51%
   Ratio of Net Investment Income to Average Net Assets..     2.05%        2.07%        2.13%        2.06%       2.25%
   Portfolio Turnover Rate...............................     43.4%        22.0%        23.4%        48.5%       49.2%

GOVERNMENT SECURITIES ACCOUNT(a)                               1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period.....................    $11.01       $10.72       $10.31       $10.55       $9.38
Income from Investment Operations:
   Net Investment Income.................................       .71          .60          .66          .59         .60
   Net Realized and Unrealized Gain (Loss) on Investments     (.74)          .28          .41        (.24)        1.18
                         Total from Investment Operations     (.03)          .88         1.07          .35        1.78

Less Dividends from Net Investment Income................     (.72)        (.59)        (.66)        (.59)       (.61)
Net Asset Value, End of Period...........................    $10.26       $11.01       $10.72       $10.31      $10.55

Total Return.............................................    (.29)%        8.27%       10.39%        3.35%      19.07%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $137,787     $141,317      $94,322      $85,100     $50,079
   Ratio of Expenses to Average Net Assets...............      .50%         .50%         .52%         .52%        .55%
   Ratio of Net Investment Income to Average Net Assets..     6.16%        6.15%        6.37%        6.46%       6.73%
   Portfolio Turnover Rate...............................     19.7%        11.0%         9.0%         8.4%        9.8%

See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

GROWTH ACCOUNT(a)                                              1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period.....................    $20.46       $17.21       $13.79       $12.43      $10.10
Income from Investment Operations:
   Net Investment Income.................................       .14          .21          .18          .16         .17
   Net Realized and Unrealized Gain on Investments.......      3.20         3.45         3.53         1.39        2.42
                         Total from Investment Operations      3.34         3.66         3.71         1.55        2.59

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.14)        (.21)        (.18)        (.16)       (.17)
   Distributions from Capital Gains......................     (.10)        (.20)        (.10)        (.03)       (.09)
   Excess Distributions from Capital Gains(b)............       --           --         (.01)         --           --
                        Total Dividends and Distributions     (.24)        (.41)        (.29)        (.19)       (.26)

Net Asset Value, End of Period...........................    $23.56       $20.46       $17.21       $13.79      $12.43
Total Return.............................................    16.44%       21.36%       26.96%       12.51%      25.62%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $345,882     $259,828     $168,160      $99,612     $42,708
   Ratio of Expenses to Average Net Assets...............      .45%         .48%         .50%         .52%        .58%
   Ratio of Net Investment Income to Average Net Assets..      .67%        1.25%        1.34%        1.61%       2.08%
   Portfolio Turnover Rate...............................     65.7%         9.0%        15.4%         2.0%        6.9%

INTERNATIONAL ACCOUNT(a)                                       1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period.....................    $14.51       $13.90       $13.02       $10.72       $9.56
Income from Investment Operations:
   Net Investment Income.................................       .48          .26          .23          .22         .19
   Net Realized and Unrealized Gain on Investments.......      3.14         1.11         1.35         2.46        1.16
                         Total from Investment Operations      3.62         1.37         1.58         2.68        1.35

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.47)        (.25)        (.23)        (.22)       (.18)
   Distributions from Capital Gains......................    (1.46)        (.51)        (.47)        (.16)       (.01)
   Excess Distributions from Capital Gains(b)............     (.25)        --           --           --             --
                        Total Dividends and Distributions    (2.18)        (.76)        (.70)        (.38)       (.19)

Net Asset Value, End of Period...........................    $15.95       $14.51       $13.90       $13.02      $10.72
Total Return.............................................    25.93%        9.98%       12.24%       25.09%      14.17%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $197,235     $153,588     $125,289      $71,682     $30,566
   Ratio of Expenses to Average Net Assets...............      .78%         .77%         .87%         .90%        .95%
   Ratio of Net Investment Income to Average Net Assets..     3.11%        1.80%        1.92%        2.28%       2.26%

See accompanying notes.


FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

INTERNATIONAL SMALLCAP ACCOUNT                                 1999         1998(c)

Net Asset Value, Beginning of Period.....................     $9.00        $9.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)................     (.02)          .01
   Net Realized and Unrealized Gain (Loss) on Investments      8.41        (.95)
                         Total from Investment Operations      8.39        (.94)

Less Dividends and Distributions:
   Dividends from Net Investment Income..................        --         (.03)
   Distributions from Capital Gains......................     (.73)           --
Net Asset Value, End of Period...........................    $16.66        $9.00

Total Return.............................................    93.81%     (10.37)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $40,040      $13,075
   Ratio of Expenses to Average Net Assets...............     1.32%        1.34%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets..................................    (.28)%         .24%(e)
   Portfolio Turnover Rate...............................    241.2%        60.3%(e)

MICROCAP ACCOUNT                                               1999         1998(c)

Net Asset Value, Beginning of Period.....................     $8.17       $10.04
Income from Investment Operations:
   Net Investment Income(f)..............................       .02          .03
   Net Realized and Unrealized Gain (Loss) on Investments     (.11)       (1.86)
                         Total from Investment Operations     (.09)       (1.83)

Less Dividends from Net Investment Income................     (.01)        (.04)
Net Asset Value, End of Period...........................     $8.07        $8.17

Total Return.............................................   (1.07)%     (18.42)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $6,418       $5,384
   Ratio of Expenses to Average Net Assets(f)............     1.06%        1.38%(e)
   Ratio of Net Investment Income to Average Net Assets..     0.22%        0.57%(e)
   Portfolio Turnover Rate...............................     88.9%        55.3%(e)

See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):


MIDCAP ACCOUNT(a)                                              1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period.....................    $34.37       $35.47       $29.74       $25.33      $19.97
Income from Investment Operations:
   Net Investment Income.................................       .12          .22          .24          .22         .22
   Net Realized and Unrealized Gain on Investments.......      4.20          .94         6.48         5.07        5.57
                         Total from Investment Operations      4.32         1.16         6.72         5.29        5.79

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.12)        (.22)        (.23)        (.22)       (.22)
   Distributions from Capital Gains......................    (1.67)       (2.04)        (.76)        (.66)       (.21)
                        Total Dividends and Distributions    (1.79)       (2.26)        (.99)        (.88)       (.43)

Net Asset Value, End of Period...........................    $36.90       $34.37       $35.47       $29.74      $25.33

Total Return.............................................    13.04%        3.69%       22.75%       21.11%      29.01%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $262,350     $259,470     $224,630     $137,161     $58,520
   Ratio of Expenses to Average Net Assets...............      .61%         .62%         .64%         .66%        .70%
   Ratio of Net Investment Income to Average Net Assets..      .32%         .63%         .79%        1.07%       1.23%
   Portfolio Turnover Rate...............................     79.6%        26.9%         7.8%         8.8%       13.1%

MIDCAP GROWTH ACCOUNT                                          1999         1998(c)

Net Asset Value, Beginning of Period.....................     $9.65        $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f).............       .02        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments      1.01        (.28)
                         Total from Investment Operations      1.03        (.29)

Less Dividends from Net Investment Income................     (.02)          --
Net Asset Value, End of Period...........................    $10.66        $9.65

Total Return.............................................    10.67%      (3.40%)(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $14,264       $8,534
   Ratio of Expenses to Average Net Assets(f)............      .96%         1.27%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets..................................      .26%       (.14)%(e)
   Portfolio Turnover Rate...............................     74.1%        91.9%(e)


See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

MONEY MARKET ACCOUNT(a)                                        1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period.....................    $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income.................................      .048         .051         .051         .049        .054

Less Dividends from Net Investment Income................    (.048)       (.051)       (.051)       (.049)      (.054)
Net Asset Value, End of Period...........................    $1.000       $1.000       $1.000       $1.000      $1.000

Total Return.............................................     4.84%        5.20%        5.04%        5.07%       5.59%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $120,924      $83,263      $47,315      $46,244     $32,670
   Ratio of Expenses to Average Net Assets...............      .52%         .52%         .55%         .56%        .58%
   Ratio of Net Investment Income to Average Net Assets..     4.79%        5.06%        5.12%        5.00%       5.32%

REAL ESTATE ACCOUNT                                            1999         1998(c)

Net Asset Value, Beginning of Period.....................     $9.07       $10.01
Income from Investment Operations:
   Net Investment Income.................................       .43          .32
   Net Realized and Unrealized Gain (Loss) on Investments     (.85)        (.97)
                         Total from Investment Operations     (.42)        (.65)

Less Dividends from Net Investment Income................     (.45)        (.29)
Net Asset Value, End of Period...........................     $8.20        $9.07

Total Return.............................................   (4.48)%      (6.56)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $10,560      $10,909
   Ratio of Expenses to Average Net Assets...............      .99%        1.00%(e)
   Ratio of Net Investment Income to Average Net Assets     4.92%        5.40%(e)
   Portfolio Turnover Rate...............................    101.9%         5.6%(e)


SMALLCAP ACCOUNT                                               1999         1998(c)

Net Asset Value, Beginning of Period.....................     $8.21       $10.27
Income from Investment Operations:
   Net Investment Income.................................       --           --
   Net Realized and Unrealized Gain (Loss) on Investments      3.52       (2.06)
                         Total from Investment Operations      3.52       (2.06)

Less Distributions from Capital Gains....................     (.99)          --
Net Asset Value, End of Period...........................    $10.74        $8.21

Total Return.............................................    43.58%     (20.51)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $26,110      $12,094
   Ratio of Expenses to Average Net Assets...............      .91%         .98%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets..................................      .05%       (.05)%(e)
   Portfolio Turnover Rate...............................    111.1%        45.2%(e)

See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

SMALLCAP GROWTH ACCOUNT                                        1999         1998(c)

Net Asset Value, Beginning of Period.....................    $10.10        $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f).............     (.05)        (.04)
   Net Realized and Unrealized Gain on Investments.......      9.70          .30
                         Total from Investment Operations      9.65          .26

Less Distributions from Capital Gains....................     (.19)          --
Net Asset Value, End of Period...........................    $19.56       $10.10

Total Return.............................................    95.69%        2.96%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $39,675       $8,463
   Ratio of Expenses to Average Net Assets(f)............     1.05%        1.31%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets..................................    (.61)%       (.80)%(e)
   Portfolio Turnover Rate...............................     98.0%       166.5%(e)

SMALLCAP VALUE ACCOUNT                                         1999         1998(c)

Net Asset Value, Beginning of Period.....................     $8.34        $9.84
Income from Investment Operations:
   Net Investment Income(f)..............................       .06          .03
   Net Realized and Unrealized Gain (Loss) on Investments      1.72       (1.50)
                         Total from Investment Operations      1.78       (1.47)

Less Dividends from Net Investment Income................     (.06)        (.03)
Net Asset Value, End of Period...........................    $10.06        $8.34

Total Return.............................................    21.45%     (15.06)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $11,080       $6,895
   Ratio of Expenses to Average Net Assets(f)............     1.16%        1.56%(e)
   Ratio of Net Investment Income to Average Net Assets..      .82%         .73%(e)
   Portfolio Turnover Rate...............................     89.7%        53.4%(e)

STOCK INDEX 500 ACCOUNT                                        1999(g)

Net Asset Value, Beginning of Period.....................     $9.83
Income from Investment Operations:
   Net Investment Income(f)..............................       .06
   Net Realized and Unrealized Gain on Investments.......       .97
                      .. Total from Investment Operations      1.03

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.07)
   Distributions from Capital Gains......................     (.08)
                   Total from Dividends and Distributions     (.15)

Net Asset Value, End of Period...........................    $10.71

Total Return.............................................     8.93%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    46,088
   Ratio of Expenses to Average Net Assets(f)............      .40%(e)
   Ratio of Net Investment Income to Average Net Assets..     1.41%(e)
   Portfolio Turnover Rate...............................      3.8%(e)

FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

UTILITIES ACCOUNT                                              1999         1998(c)

Net Asset Value, Beginning of Period.....................    $10.93        $9.61
Income from Investment Operations:
   Net Investment Income.................................       .23          .15
   Net Realized and Unrealized Gain on Investments.......       .02         1.35
                         Total from Investment Operations       .25         1.50

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.23)        (.18)
   Distributions from Captial Gains......................     (.05)          --

                        Total Dividends and Distributions     (.28)        (.18)

Net Asset Value, End of Period...........................    $10.90       $10.93
Total Return.............................................     2.29%       15.36%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $30,684      $18,298
   Ratio of Expenses to Average Net Assets...............      .64%         .69%(e)
   Ratio of Net Investment Income to Average Net Assets..     2.52%        2.93%(e)
   Portfolio Turnover Rate...............................     23.0%         9.5%(e)

See accompanying notes.


Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

                   Former Fund Name
      Principal Aggressive Growth Fund, Inc.       Aggressive Growth Account
      Principal Asset Allocation Fund, Inc.        Asset Allocation Account
      Principal Balanced Fund, Inc.                Balanced Account
      Principal Bond Fund, Inc.                    Bond Account
      Principal Capital Accumulation Fund, Inc.    Capital Value Account
      Principal Government Securities Fund, Inc.   Government Securities Account
      Principal Growth Fund, Inc.                  Growth Account
      Principal High Yield Fund, Inc.              High Yield Account
      Principal World Fund, Inc.                   International Account
      Principal Emerging Growth Fund, Inc.         MidCap Account
      Principal Money Market Fund, Inc.            Money Market Account

(b) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(c) Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each Account prior to the initial public offering.

                                                           Date                        Net               Per Share Realized
                                                        Operations                 Investment              and Unrealized
                     Account                             Commenced                   Income                Gains (Losses)

         International SmallCap Account               April 16, 1998                  $.02                    $(.05)
         MicroCap Account                              April 9, 1998                   .01                      .03
         MidCap Growth Account                        April 23, 1998                   .01                     (.07)
         Real Estate Account                          April 23, 1998                   .01                      --
         SmallCap Account                              April 9, 1998                   --                       .27
         SmallCap Growth Account                       April 2, 1998                   --                      (.16)
         SmallCap Value Account                       April 16, 1998                   .01                     (.17)
         Utilities Account                             April 2, 1998                   .04                     (.43)

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods indicated, the following Accounts would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                                      Per Share            Ratio of Expenses
                                            Periods Ended          Net Investment           to Average Net             Amount
                 Account                     December 31            Income (Loss)               Assets                 Waived

     MicroCap Account                           1999                   $(.01)                   1.28%                 $13,239
     MidCap Growth Account                      1999                     .01                    1.09                   14,359
     MidCap Value Account                       1999                     .01                    1.26                    2,360
     SmallCap Growth Account                    1999                    (.05)                   1.07                    3,049
     SmallCap Value Account                     1999                     .04                    1.44                   23,900
     Stock Index 500 Account                    1999                     .05                     .49                   15,231

(g) Period from May 1, 1999, date shares first offered to the public, through December 31, 1999. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1999, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                  Date              Net       Per Share Realized
                                Operations       Investment     and Unrealized
            Account             Commenced         Income        Gains (Losses)
     Stock Index 500 Account  April 22, 1999       $.01             $(.18)



Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2000 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                         Supplement Dated April 6, 2001
                     To The Prospectus Dated May 1, 2000 For
                   The Principal Variable Contracts Fund, Inc.



On page 17, under the Day-to-day Fund Management section for the Government Securities Account, delete the name of Kelly Alexander.

On page 23, under Day-to-day Account Management for the International SmallCap Account remove Darren K. Sleister, CFA and add the following:

Since April 2001    Brian  W.  Pattinson,  CFA.  Mr.  Pattinson  is a  portfolio manager  at  Invista.  He  performs  international  security analysis  and  strategy  development  for  the  firm's  core international equity research effort and also specializes in the information  technology and telecomm sectors.  He joined
                    Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned
                    the   right   to  use  the   Chartered   Financial   Analyst
                    designation.


LV 70 S-9

                         Supplement Dated April 6, 2001
                      To The Prospectus Dated May 1, 2000,
                         As Revised Through October 24,
                        2000, For The Principal Variable
                              Contracts Fund, Inc.


On page 25, under Day-to-day Account Management remove Darren K. Sleister, CFA and add the following:

Since April 2001    Brian  W.  Pattinson,  CFA.  Mr.  Pattinson  is a  portfolio manager  at  Invista.  He  performs  international  security analysis  and  strategy  development  for  the  firm's  core international equity research effort and also specializes in the information  technology and telecomm sectors.  He joined
                    Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned
                    the   right   to  use  the   Chartered   Financial   Analyst
                    designation.

RF 581 S-14



                       PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                               ACCOUNTS OF THE FUND


Aggressive Growth Account
Asset Allocation Account
Balanced Account
Bond Account
Capital Value Account
Government Securities Account
Growth Account
International Account
International Emerging Markets Account
International SmallCap Account
LargeCap Growth Account
LargeCap Growth Equity Account
LargeCap Stock Index Account
  (previously Stock Index 500 Account)
MicroCap Account
MidCap Account
MidCap Growth Account
MidCap Growth Equity Account
Money Market Account
Real Estate Account
SmallCap Account
SmallCap Growth Account
SmallCap Value Account
Utilities Account

   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.


                   The date of this Prospectus is May 1, 2000
                    as revised through October 24, 2000


   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                           TABLE OF CONTENTS


ACCOUNT DESCRIPTIONS  ..................................................   4
     Aggressive Growth Account..........................................   6
     Asset Allocation Account...........................................   8
     Balanced Account...................................................  10
     Bond Account.......................................................  12
     Capital Value Account..............................................  14
     Government Securities Account......................................  16
     Growth Account.....................................................  18
     International Account..............................................  20
     International Emerging Markets Account.............................  22
     International SmallCap Account.....................................  24
     LargeCap Growth Account............................................  26
     LargeCap Growth Equity Account.....................................  28
     LargeCap Stock Index Account.......................................  30
     MicroCap Account...................................................  32
     MidCap Account.....................................................  34
     MidCap Growth Account..............................................  36
     MidCap Growth Equity Account.......................................  38
     Money Market Account...............................................  40
     Real Estate Account................................................  42
     SmallCap Account...................................................  44
     SmallCap Growth Account............................................  46
     SmallCap Value Account.............................................  48
     Utilities Account..................................................  50

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................  52

PRICING OF ACCOUNT SHARES...............................................  57

DIVIDENDS AND DISTRIBUTIONS.............................................  57

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................  58
     The Manager........................................................  58
     The Sub-Advisors...................................................  58
     Duties of the Manager and Sub-Advisor..............................  60

MANAGERS' COMMENTS......................................................  62

GENERAL INFORMATION ABOUT AN ACCOUNT....................................  76
     Eligible Purchasers................................................  76
     Shareholders Rights................................................  76
     Non-Cumulative Voting..............................................  77
     Purchase of Account Shares.........................................  77
     Sale of Account Shares.............................................  77
     Restricted Transfers...............................................  78
     Financial Statements...............................................  78

FINANCIAL HIGHLIGHTS....................................................  80
     Notes to Financial Highlights......................................  88

ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the Manager of the Fund, has selected a Sub-Advisor for certain Accounts (based on the Sub-Advisor's experience with the investment strategy for which it was selected). The Manager seeks to provide a full range of investment approaches through the Fund.

                    Sub-Advisor                                                                 Account
                    -----------                                                                 -------

   Berger LLC ("Berger")                                               SmallCap Growth
   Dreyfus Corporation ("Dreyfus")                                     MidCap Growth
   Duncan-Hurst Capital Management Inc. ("Duncan-Hurst")               LargeCap Growth Equity
   Goldman Sachs Asset Management ("Goldman")                          MicroCap
   Invista Capital Management, LLC* ("Invista")                        Balanced (equity securities portion), Capital Value,
                                                                       Growth, International, International Emerging
                                                                       Markets, International SmallCap, LargeCap Stock
                                                                       Index (previously Stock Index 500), MidCap,
                                                                       SmallCap and Utilities
   Janus Capital Corporation ("Janus")                                 LargeCap Growth
   J.P. Morgan Investment Management, Inc. ("Morgan")                  SmallCap Value
   Morgan Stanley Asset Management ("Morgan Stanley")                  Aggressive Growth and Asset Allocation
   Principal Capital Income Investors, LLC* ("PCII")                   Balanced (fixed-income securities portion)and
                                                                       Government Securities
   Turner Investment Partners, Inc. ("Turner")                         MidCap Growth Equity


     * Principal Management Corporation, Invista and PCII are members of the Principal Financial Group.

In the description for each Account, you will find important information about the Account's:

Primary investment strategy

This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses

The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operation). The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for the new Accounts). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Day-to-day Account management

The investment professionals who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.

Account Performance

As  certain  Accounts  have  been  operating  for a limited  period of time,  no historical information is available for those Accounts. If historical information is available, the Account's description includes a set of tables and a bar chart.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year.

One of the tables compares the Account's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistic services.

The other table provides the highest and lowest quarterly rate of return for the Account's shares over the same period of time used in the bar chart.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

NOTE: Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

           No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by an Account, the Fund, the Manager or any Sub-Advisor.


GROWTH-ORIENTED ACCOUNT

Aggressive Growth Account

The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

Main Strategies

The Account seeks to maximize long-term capital appreciation by investing primarily in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. The universe of eligible companies generally includes those with market capitalizations of $1 billion or more. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Account has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.

Main Risks

The value of the stocks owned by the Account changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed-income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) and to events that affect particular issuers (for example, news about the success or failure of a new product).

The Account may invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

At times, the Account's market sector (mid- to large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Account may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.

Investor Profile

The Account is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995    44.19
1996    28.05
1997    30.86
1998    18.95
1999    39.50

The year-to-date return as of September 29, 2000 is 4.15%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    22.68% (12/31/1998)
       Lowest    -16.05% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Aggressive Growth     39.50%   32.01%   28.82%*

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Stock Index                           21.04%   28.55%   18.21%
Lipper Large-Cap Growth Fund Average(1)       38.09    30.55    19.73

     *    Period from June 1, 1994, date first offered to the public,

     (1) Lipper has discontinued calculation of the Average previously used for this Account. through December 31, 1999. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                           Account Operating Expenses


       Management Fees................   0.75%
       Other Expenses.................   0.02

      Total Account Operating Expenses   0.77%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
 --------------------------------------------------------
      $79            $246           $428            $954



                          Day-to-day Account Management

Since October 1998  Co-Manager:  William S.  Auslander,  Portfolio  Manager  and
                    Principal of Morgan Stanley & Co. Incorporated and Morgan Stanley Dean Witter Investment Management Inc. Prior thereto, equity analyst since 1995. Equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

Since October 1998  Co-Manager:  Philip W. Friedman, Managing Director of Morgan
                    Stanley & Co. Incorporated and Morgan Stanley Dean Witter Investment Management Inc. since 1997. Member of Morgan Stanley & Co. Research since 1990, served as Director of North America Research 1995-1997. Prior thereto, Assistant to the Controller and Chief Equity Financial Officer, Arthur Andersen & Company. He holds a BA from Rutgers University and an MBA from Northwestern - J.L. Kellogg School.

GROWTH-ORIENTED ACCOUNT

Asset Allocation Account

The Account seeks to generate a total investment return consistent with preservation of capital.

Main Strategies

The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in debt securities to provide income and to moderate the overall portfolio risk. Typically, Morgan Stanley will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
o stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic;
o stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
o    domestic real estate investment trusts;
o    fixed income securities, both foreign and domestic; and
o    domestic high yield fixed-income securities.

Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
o    25% to 75% in equity securities;
o    20% to 60% in debt securities; and
o    0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies.

Main Risks

As with any security, the securities in which the Account invests have associated risks. These include risks of:

o High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.

The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of debt securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

Investor Profile

The Account is generally a suitable investment if you are seeking a moderate risk approach towards long-term growth. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns
1995    20.66
1996    12.92
1997    18.19
1998    9.18
1999    19.49

The year-to-date return as of September 29, 2000 is 5.34%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest    11.48% (12/31/1999)
     Lowest     -8.16% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Asset Allocation     19.49%   16.01%  14.32%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Stock Index                           21.04%   28.55%   18.21%
 Lipper Flexible Portfolio Fund Average        12.55    17.17    12.81


* Period from June 1, 1994, date shares first offered to the public, through December 31, 1999.


                           Account Operating Expenses

      Management Fees.......................   0.80%
      Other Expenses........................   0.05
           Total Account Operating Expenses    0.85%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
    ------------------------------------------------------
       $87            $271           $471          $1,049

                          Day-to-day Account Management

Since May 1994 Francine J. Bovich, Managing Director of Morgan Stanley Dean (Account's inception)Witter Investment Management Inc. and Morgan Stanley & Co.
                    Incorporated since 1997. Principal 1993-1996. She holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


GROWTH-ORIENTED ACCOUNT

Balanced Account

The Account seeks to generate a total return consisting of current income and capital appreciation.

Main Strategies

The Account invests primarily in common stocks and fixed-income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.

PCII serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when PCII thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

As with all mutual funds, as the value of the Account's assets rise or fall, the Account's share price changes. If you sell shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth but are uncomfortable accepting the risks of investing entirely in common stocks. Account Performance Information The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.

                              Annual Total Returns

1990    -6.43
1991    34.36
1992    12.80
1993    11.06
1994    -2.09
1995    24.58
1996    13.13
1997    17.93
1998    11.91
1999    2.40

The year-to-date return as of September 29, 2000 is 3.11%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

    Highest    12.62% (3/31/1991)
    Lowest    -11.70% (9/30/1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
       Account             Year     Years    Years

     Balanced              2.40%   13.75%   11.38%


                                                Past One Past FivePast Ten
                                                  Year     Years   Years

 S&P 500 Stock Index                              21.04%  28.55%   18.21%
 Lehman Brothers Government/Corporate Bond Index  -2.15    7.61     7.65
 Lipper Balanced Fund Average                      8.69   16.39    11.94


                           Account Operating Expenses

       Management Fees................   0.57%
       Other Expenses.................   0.01
      Total Account Operating Expenses   0.58%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
   -------------------------------------------------------
       $59            $186           $324            $726



                          Day-to-day Account Management

Since October, 2000
                    Co-Manager: William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for Principal Capital Income Investors' stable value division. Mr. Armstrong has been with Principal since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Since April 1993    Co-Manager:  Judith A. Vogel,  CFA. Ms. Vogel joined Invista
                    Capital Management in 1987. She holds an undergraduate degree in Business Administration from Central College. She has earned the right to use the Chartered Financial Analyst designation.

Since February 2000 Co-Manager:  Mary Sunderland,  CFA. Prior to joining Invista
                    Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.

INCOME-ORIENTED ACCOUNT

Bond Account

The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies

The Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o if not rated, in the opinion of the Manager, are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended December 31, 1999, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

                 0.69% in securities  rated Aa
                19.06% in securities  rated A
                68.52% in securities  rated Baa
                11.60% in securities  rated Ba
                 0.13% in securities  rated B

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

Main Risks

     When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990    5.22
1991    16.72
1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59

The year-to-date return as of September 29, 2000 is 4.59%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest     8.25% (6/30/1995)
         Lowest     -0.48% (3/31/1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Bond                 -2.59%    7.73%    7.77%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers BAA Corporate Index           -0.82%    8.49%    8.48%
 Lipper Corporate Debt BBB Rated Fund Average  -1.68     7.71     8.01


                           Account Operating Expenses

       Management Fees................   0.49%
       Other Expenses.................   0.01
       Total Account Operating Expenses  0.50%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

   1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------
     $51            $160           $280            $628



                          Day-to-day Account Management

Since November 1996 Scott  A.  Bennett,  CFA.  Mr.  Bennett  has  been  with the
                    Principal organization since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

GROWTH-ORIENTED ACCOUNT

Capital Value Account

The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

Main Strategies

The Account invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:
o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.
o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.
o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.
o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
     o    events that could cause a stock's price to rise or fall;
     o    anticipation of high potential reward compared to potential risk; and
     o belief that a stock is temporarily mispriced because of market overreactions.

Main Risks

The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.

Annual Total Returns

1990    -9.86
1991    38.67
1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29

The year-to-date return as of September 29, 2000 is -1.98%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    17.85% (3/31/1991)
      Lowest    -17.01% (9/30/1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Capital Value        -4.29%   17.88%  12.94%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Barra Value Index(1)                  12.72%   22.94%   15.37%
 S&P 500 Stock Index                           21.04    28.55    18.21
 Lipper Large-Cap Value Fund Average(2)        11.23    22.56    15.06

     (1)This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

     (2)Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                           Account Operating Expenses

       Management Fees................   0.43%
       Other Expenses.................   0.00
         Total Account Operating Expenses0.43%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
   -------------------------------------------------------
       $44            $138           $241            $542


                          Day-to-day Account Management

Since November 1996 Catherine  A.  Zaharis,  CFA.  Ms.  Zaharis  joined  Invista
                    Capital Management in 1987. She holds a BA in Finance from the University of Iowa and an MBA from Drake University. She has earned the right to use the Chartered Financial Analyst designation.

INCOME-ORIENTED ACCOUNT

Government Securities Account

The Account seeks a high level of current income, liquidity and safety of principal.

Main Strategies

The Account invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
In addition, the Account may invest in money market investments.

The Account invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks

Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in the value of Account shares, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.

Investor Profile

The Account is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.

                              Annual Total Returns

1990    9.54
1991    16.95
1992    6.84
1993    10.07
1994    -4.53
1995    19.07
1996    3.35
1997    10.39
1998    8.27
1999    -0.29

The year-to-date return as of September 29, 2000 is 6.73%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest     6.17% (6/30/1995)
      Lowest     -3.94% (3/31/1994)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

   Government Securities  -0.29%    7.96%    7.75%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers Mortgage Index                 1.86%    7.98%    7.78%
 Lipper U.S. Mortgage Fund Average              0.65     7.00     6.95


                           Account Operating Expenses

     Management Fees...................   0.49%
     Other Expenses....................   0.01
       Total Account Operating Expenses   0.50%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
    -----------------------------------------------------
      $51            $160           $280            $628


                          Day-to-day Account Management

Since May 1987 Martin J. Schafer. Mr. Schafer is a portfolio manager for (Account's inception)Principal Capital Income Investors specializing in the
                    management  of  mortgage-backed   securities   utilizing  an
                    active, total return approach.  He joined Principal in 1977.
                    He holds a BBA in Accounting and Finance from the University of Iowa.

GROWTH-ORIENTED ACCOUNT

Growth Account

The Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

Main Strategies

The Account seeks to achieve its objective by investing in common stocks and other equity securities. In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks it believes have prospects for above average growth over an extended period of time. Invista uses an approach described as "fundamental analysis" as it selection process.

The three basic steps of fundamental analysis are:
o Research - consideration of economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.
o Valuation - use of the research to allow Invista to identify segments of the market for investment. Invista considers various factors including sustainable, superior earnings growth and above average or accelerating rates of growth;
o Stock selection - Invista buys and sells stocks using its research and valuation as the basis. It attempts to identify the individual issuers that it considers to have high growth potential, that are market share leaders and/or have high quality management with consistent track records and solid balance sheets.

Main Risks

Prices of equity securities rise and fall in response to a number of factors including events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) as well as events impacting a particular issuer (for example, news about the success or failure of a new product). The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The Account may invest in companies with limited product lines, markets or financial resources. As a result, these securities may change in value more than those of larger, more established companies. As the value of the stocks owned by the Account changes, the Account share price changes. In the short-term, the price can fluctuate dramatically.

As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995    25.62
1996    12.51
1997    26.96
1998    21.36
1999    16.44

The year-to-date return as of September 29, 2000 is 8.24%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    21.35% (12/31/1998)
       Lowest    -14.63% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Growth               16.44%   20.45%  18.94%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Stock Index                           21.04%   28.55%   18.21%
 Lipper Large-Cap Growth Fund Average(1)       38.09    30.55    19.73

     *    Period from May 1, 1994, date first offered to the public,

     (1) Lipper has discontinued calculation of the Average previously used for this Account. through December 31, 1999. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                           Account Operating Expenses

       Management Fees...................   0.45%
       Other Expenses....................   0.00
         Total Account Operating Expenses   0.45%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.




                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
  -------------------------------------------------------
      $46            $144           $252            $567


                         Day-to-day Account Management

Since January  2000 Mary  Sunderland,  CFA.  Prior to  joining  Invista  Capital
                    Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.

GROWTH-ORIENTED ACCOUNT

International Account

The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Main Strategies

The Account invests in equity securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks

The values of the stocks owned by the Account change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and that may affect portfolio liquidity.

Under  unusual  market  or  economic  conditions,  the  Account  may  invest  in securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth and want to invest in non-U.S. companies. This Account is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1995    14.17
1996    25.09
1997    12.24
1998    9.98
1999    25.93

The year-to-date return as of September 29, 2000 is -8.38%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    16.60% (12/31/1998)
       Lowest    -17.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     International        25.93%   17.29%   14.41%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley Capital International EAFE
    (Europe, Australia and Far East) Index     26.96%   12.83%    7.01%
 Lipper International Fund Average             40.80    15.37    10.54

* Period from May 1, 1994, date shares first offered to the public, through December 31, 1999.


                           Account Operating Expenses

       Management Fees...................   0.73%
       Other Expenses....................   0.05
         Total Account Operating Expenses   0.78%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
   -------------------------------------------------------
       $80            $249           $433            $966


                         Day-to-day Account Management

Since March 1994    Co-Manager:   Scott  D.  Opsal,  CFA.  Mr.  Opsal  is  Chief
                    Investment Officer of Invista Capital Management and has been with the organization since 1993. He holds an MBA from the University of Minnesota and BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Since March 2000    Co-Manager:  Kurtis D.  Spieler,  CFA.  Mr.  Spieler  joined
                    Invista  Capital  Management  in 1995.  He holds an MBA from
                    Drake University and a BBA from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

GROWTH-ORIENTED ACCOUNT

International Emerging Markets Account

The Account seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Main Strategies

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
o companies with their principal place of business or principal office in emerging market countries;
o companies for which the principal securities trading market is an emerging market country; or
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Main Risks

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Under unusual market or economic conditions, the Account may invest in the same kinds of securities as the other Growth-Oriented Accounts. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

Because the values of the Account's assets are likely to rise or fall dramatically, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in securities of companies in emerging market countries. This Account is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.
Account Performance  Information

As the inception date of the Fund is October 24, 2000, historical performance data is not available. Estimated annual Account operating expenses are as follows:


                           Account Operating Expenses

       Management Fees....................   1.25%
       Other Expenses.....................   0.38
         Total Account Operating Expenses    1.63%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.35% for 2000.

          Annual  operating   expenses  do  not  include  any  separate  account
          expenses, cost of insurance or other contract-level expenses.



                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

   1 Year         3 Years
  -----------------------
    $166            $514



                          Day-to-day Account Management

Since October, 2000 Kurtis D. Spieler, CFA. Mr. Spieler joined Invista Capital (Account's inception)Management in 1995. He holds an MBA from Drake University and a BBA from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

GROWTH-ORIENTED ACCOUNT

International SmallCap Account The Account seeks long-term growth of capital.

Main Strategies

The Account invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase.

The Account diversifies its investments geographically. There is no limitation of the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to have at least 65% of its assets invested in securities of companies of at least three countries.

Main Risks

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and that may affect portfolio liquidity.

Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

This Account is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. The Account is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in smaller, non-U.S. companies.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1999    93.81

The year-to-date return as of September 29, 2000 is -0.01%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

          Highest    36.59% (12/31/1999)
          Lowest    -19.31% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five
        Account            Year     Years

   International SmallCap 93.81%   39.24%*

                                               Past OnePast FivePast Ten
                                                 Year    Years    Years

  Morgan Stanley Capital International EAFE
      (Europe, Australia and Far East) Index    26.96%   12.83%    7.01%
  Lipper International SmallCap Fund Average    75.41    19.91    13.04

     * Period from May 1, 1998, date shares first offered to the public, through December 31, 1999.


                           Account Operating Expenses

     Management Fees......................   1.20%
     Other Expenses.......................   0.12
       Total Account Operating Expenses      1.32%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
   -------------------------------------------------------
      $134            $418           $723          $1,590


                         Day-to-day Account Management

Since March 2000    Co-Manager:  Dan J. Sherman, CFA. Mr. Sherman joined Invista
                    Capital  Management  in 1998.  Prior to joining the firm, he led a regional  research team for Salomon  Smith Barney.  He holds an MBA from the University of Wisconsin. He has earned
                    the   right   to  use  the   Chartered   Financial   Analyst
                    designation.

Since April 1998 Co-Manager: Darren K. Sleister, CFA. Mr. Sleister joined (Account's inception)Invista Capital Management as a Portfolio Strategist in
                    1993. He holds an MBA from the University of Iowa, and an undergraduate degree from Central College. He has earned the right to use the Chartered Financial Analyst designation.

GROWTH-ORIENTED ACCOUNT

LargeCap Growth Account

The Account seeks long-term growth of capital.

Main Strategies

The Account primarily invests in stocks of growth-oriented companies. Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of growth companies with a large market capitalization, generally greater than $10 billion measured at the time of investment. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs.

Although Janus expects that under normal market conditions the assets of the Account will be invested in common stocks, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

Main Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

The Account may also invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is not appropriate if you are seeking income or conservation of capital.

Account  Performance  Information

As the inception date of the Account is May 1, 1999, historical performance data based on a full calendar year is not available.


                              Annual Total Returns

The year-to-date return as of September 29, 2000 is 5.13%.

The account's highest/lowest quarterly results during this time period* were:

         Highest    29.75% (12/31/1999)
         Lowest     -3.13% (9/30/1999)

     * Period from May 1, 1999, date shares first offered to the public, through December 31, 1999.

      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One
        Account            Year

     LargeCap Growth      32.47%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 1000 Growth Index                     33.16%   32.41%   20.32%
 Lipper Large-Cap Growth Fund Average          38.09    30.55    19.73


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 1999.


                           Account Operating Expenses

       Management Fees....................   1.10%
       Other Expenses.....................   0.13
         Total Account Operating Expenses    1.23%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 2000.

          Annual  operating   expenses  do  not  include  any  separate  account
          expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
     -------------------------------------------------------
        $125            $390           $674          $1,482



                          Day-to-day Account Management

Since April 1999 E. Marc Pinto, CFA. Mr. Pinto is a Vice President, Janus (Account's inception)Capital Corporation and has been with theorganization since
                    1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.

GROWTH-ORIENTED ACCOUNT

LargeCap Growth Equity Account

The Account seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Main Strategies

The Account is a non-diversified Account that invests primarily in 20-30 common stocks of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 75% of its total assets in domestic companies with market capitalizations in excess of $10 billion. In addition, the Account may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have accelerating earnings growth. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, change in management and competitive market dynamics.

Main Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account anticipates that its portfolio turnover rate will typically exceed 150%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Account is a non-diversified investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Account may be invested in the stocks of a limited number of issuers. The share price of the Account may be more volatile than the share price of a diversified fund. The value of the shares of the Account may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of your investment. This Account is designed as a long- term investment with growth potential. It is not appropriate if you are seeking income or short-term conservation of capital.

Account Performance Information

As the inception date of the Fund is October 24, 2000, historical performance data is not available. Estimated annual Account operating expenses are as follows:



                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................   0.32
         Total Account Operating Expenses   1.32%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.10% for 2000.

          Annual  operating   expenses  do  not  include  any  separate  account
          expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years
   -----------------------
     $134            $418



                          Day-to-day Account Management

Since October 2000 David C. Magee. Mr. Magee is Vice President of Duncan-Hurst (Account's inception)Capital Management Inc., and has been with the firm since
                    1992. Mr. Magee has managed the large-cap growth equity portfolios of the firm's private accounts since December 1995. Previously he served as Senior Research Analyst for the firm's small-cap and medium-cap portfolios and as an investment banker at prior employers. He holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.

GROWTH-ORIENTED ACCOUNT

LargeCap Stock Index Account*
The Account seeks long-term growth of capital.

Main Strategies

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's** ("S&P") 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is effected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.

The Account uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Main Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Account will go up and down, which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth, are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.

  *  formerly known as "Stock Index 500 Account"

 **  "Standard  &  Poor's  500  Index"  is a  trademark  of  Standard  &  Poor's
     Corporation ("S&P"). S&P is not affiliated with Principal Variable Contracts Fund, Inc., Invista Capital Management, LLC, or with Principal Life Insurance Company.

Account Performance Information
As the inception date of the Account is May 1, 1999, historical performance data based on a full calendar year is not available.


                              Annual Total Returns

The year-to-date return as of September 29, 2000 is -1.78%.

The account's highest/lowest quarterly results during this time period* were:

    Highest    14.68% (12/31/1999)
    Lowest     -6.24% (9/30/1999)

     * Period from May 1, 1999, date shares first offered to the public, through December 31, 1999.

      Average annual total retuns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                           Past One

     Account                 Year

     LargeCap Stock Index    8.93%*

                                               Past OnePast FivePast Ten

                                                 Year    Years    Years

  S&P 500 Stock Index                           21.04%   28.55%   18.21%
  Lipper S&P 500 Fund Average                   20.22    27.96    17.69


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 1999.


                           Account Operating Expenses

       Management Fees.....................   0.35%
       Other Expenses......................   0.14
         Total Account Operating Expenses     0.49%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% for 2000.

          Annual  operating   expenses  do  not  include  any  separate  account
          expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
    --------------------------------------------------------
         $50            $156           $271            $600



                          Day-to-day Account Management

Since March 2000    Co-Manager:  Robert  Baur,  Ph.D.  Dr. Baur  joined  Invista
                    Capital  Management  in 1995.  Prior to joining the firm, he was a Professor of Finance and Economics at Drake University
                    and Grand View  College.  He received his Ph.D. in Economics from Iowa State  University and did  post-doctoral  study at
                    the  University  of  Minnesota.   He  also  holds  a  BS  in
                    Mathematics from Iowa State University.

Since March 2000    Co-Manager: Rhonda VanderBeek. Ms. VanderBeek joined Invista
                    Capital Management in 1983. She directs trading operations for the firm and has extensive experience trading both domestic and international securities.

GROWTH-ORIENTED ACCOUNT

MicroCap Account

The Account seeks to achieve long-term growth of capital.

Main Strategies

Under normal market conditions, the Account invests at least 65% of its total assets in equity securities of companies with market capitalizations of $700 million or less at the time of investment. Under normal circumstances, the Account's investment horizon for ownership of equity securities is one to two years.

The Account invests in companies that the Sub-Advisor, Goldman, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. Goldman invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that Goldman believes have significant growth potential. Goldman believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.

The Account may invest up to 35% of its total assets in equity securities of companies with market capitalizations of more than $700 million at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its total assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.

The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.

Main Risks

Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you want long-term growth of capital. Additionally, you must be willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

Account  Performance  Information
The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

1999    -1.07

The year-to-date return as of September 29, 2000 is 19.45%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    27.70% (6/30/1999)
       Lowest    -26.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five
        Account            Year     Years

     MicroCap             -1.07%  -12.05%*

                                               Past OnePast FivePast Ten
                                                 Year    Years    Years

  Russell 2000 Index                            21.26%   16.69%   13.40%
  Lipper Small-Cap Core Fund Average            28.43    17.88    13.39


     * Period from May 1, 1998, date shares first offered to the public, through December 31, 1999.


                           Account Operating Expenses

       Management Fees.....................   1.00%
       Other Expenses......................   0.28
         Total Account Operating Expenses     1.28%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.06% for 2000.

          Annual  operating   expenses  do  not  include  any  separate  account
          expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
   -------------------------------------------------------
      $130            $406           $702          $1,545


                         Day-to-day Account Management

Since June 2000     Melissa Brown, Vice President, Goldman. Ms. Brown joined the firm as a senior portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential
                    Securities.

Since June 2000     Kent A. Clark, Managing Director,  Goldman. Mr. Clark joined
                    Goldman as a portfolio  manager in the  Quantitative  Equity
                    Management team in 1992.

Since June 2000     Robert C.  Jones,  Managing  Director,  Goldman.  Mr.  Jones
                    joined Goldman as a portfolio manager in 1989.

Since June 2000     Victor H. Pinter, Vice President, Goldman. Mr. Pinter joined
                    Goldman as a research analyst in 1990. He became a portfolio manager in 1992.

GROWTH-ORIENTED ACCOUNT

MidCap Account

The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies

Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks

The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990    -12.50
1991    53.50
1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04

The year-to-date return as of September 29, 2000 is 12.04%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest    25.86% (3/31/1991)
     Lowest    -26.61% (9/30/1990)


      Average annual total returns for the period ending December 31,1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     MidCap               13.04%   17.59%   15.35%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 400 MidCap Index(1)                       14.72%   23.05%    --  %
 S&P 500 Stock Index                           21.04    28.55    18.21
 Lipper Mid-Cap Core Fund Average(2)           38.27    21.93    16.28

     (1)This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

     (2)Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                           Account Operating Expenses

       Management Fees.....................   0.61%
       Other Expenses......................   0.00
         Total Account Operating Expenses     0.61%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

        1 Year         3 Years         5 Years       10 Years
    ---------------------------------------------------------
          $62            $195           $340            $762


                          Day-to-day Account Management

Since February 2000 K. William  Nolin,  CFA. Mr.  Nolin joined  Invista  Capital
                    Management in 1996. He holds an MBA from The Yale School of Management and a BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

GROWTH-ORIENTED ACCOUNT

MidCap Growth Account

The Account seeks long-term growth of capital.

Main Strategies

The Account invests primarily in common stocks of medium capitalization companies, generally firms with a market value between $1 billion and $10 billion. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
o    are in fast growing industries;
o    offer superior earnings growth potential; and
o    are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Common stocks are selected for the Account so that in the aggregate, the investment characteristics and risk profile of the Account are similar to the Standard & Poor's MidCap 400 Index* (S&P MidCap). While it may maintain investment characteristics similar to the S&P MidCap, the Account seeks to invest in companies that in the aggregate will provide a higher total return than the S&P MidCap. The Account is not an index fund and does not limit its investments to the securities of issuers in the S&P MidCap.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the S&P MidCap, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

Main Risks

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. The Account is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.

* "Standard & Poor's MidCap 400 Index" is a trademark of Standard & Poor's Corporation (S&P). S&P is not affiliated with Principal Variable Contracts Fund, Inc., Invista Capital Management, LLC or Principal Life Insurance Company.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

1999    10.67

The year-to-date return as of September 29, 2000 is 14.54%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    22.31% (12/31/1998)
        Lowest    -16.95% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five
        Account            Year     Years

     MidCap Growth        10.67%    4.09%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 400 MidCap Index                          14.72%   23.05%    --  %
 Lipper Mid-Cap Core Fund Average(1)           38.27    21.93    16.28
 Lipper Mid-Cap Growth Fund Average(1)         72.86    28.03    19.11

     *    Period from May 1, 1998, date first offered to the public,

     (1) Lipper has discontinued calculation of the Average previously used for this Account. through December 31, 1999. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                           Account Operating Expenses

       Management Fees.....................   0.90%
       Other Expenses......................   0.19
         Total Account Operating Expenses     1.09%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.96% for 2000.

          Annual  operating   expenses  do  not  include  any  separate  account
          expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
       $111            $347           $601          $1,329


                          Day-to-day Account Management

Since April 1998 John O'Toole, CFA. Portfolio Manager of The Dreyfus (Account's inception)Corporation and Senior Vice President of Mellon Equity
                    Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. He holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered
                    Financial Analyst designation.

GROWTH-ORIENTED ACCOUNT

MidCap Growth Equity Account

The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

Main Strategies

The Account invests primarily in common stocks and other equity securities of U.S. companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with market capitalizations in the $1 billion and $10 billion range.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Index.

The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.

Main Risks

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. Because of this volatility, the value of the Account's equity securities may fluctuate on a daily basis. These fluctuations may reduce your principal investment and lead to varying returns. If you sell your shares when their value is less than the price you paid, you will lose money.

Due to its investment strategy, the Account may buy and sell securities frequently. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth of capital and are willing to accept the potential for short-term fluctuations in the value of your investment. This Account is not designed for income or conservation of capital.

Account Performance Information

As the inception date of the Fund is October 24, 2000, historical performance data is not available. Estimated annual Account operating expenses are as follows:


                           Account Operating Expenses

       Management Fees....................   1.00%
       Other Expenses.....................   0.32
         Total Account Operating Expenses    1.32%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.10% for 2000.

          Annual  operating   expenses  do  not  include  any  separate  account
          expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years
     -----------------------
       $134            $418


                         Day-to-day Account Management

Since October 2000 Christopher K. McHugh. Mr. McHugh joined Turner Investment (Account's inception)Partners, Inc. in 1990. He holds a BS in Accounting
                    Accounting from Philadelphia College of Textiles and Science and an MBA in Finance from St. Joseph's University.

Money Market Account

The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Main Strategies

The Account invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible" security as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

Main Risks

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile

The Account is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or for your short-term needs.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1990    8.01
1991    5.92
1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84

The 7-day yield for the period ended September 26, 2000 was 6.16%. To obtain the Account's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 1999

This table shows the Account's average annual returns over the periods indicated.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Money Market          4.84%    5.20%    4.94%


                           Account Operating Expenses

       Management Fees...................   0.50%
       Other Expenses....................   0.02
         Total Account Operating Expenses   0.52%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $53            $167           $291            $653


                         Day-to-day Account Management

 Since June 1999    Co-Manager: Alice Robertson. Ms. Robertson has been with the
                    Principal organization since 1990. She holds an MBA from DePaul and a BA in Economics from Northwestern University.

 Since March 1983   Co-Manager:  Michael R. Johnson.  Mr.  Johnson has been with the Principal organization since 1982. He holds a BA from Iowa State University. He is a Fellow of the Life Management
                    Institute.

GROWTH-ORIENTED ACCOUNT

Real Estate Account

The Account seeks to generate a high total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies

The Account invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. In selecting securities for the Account, the Manager focuses on equity REITs.

Main Risks

Securities of real estate companies are subject to securities market risks similar those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency
o    possible lack of available mortgage funds
o    overbuilding
o    extended vacancies in properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses
o    changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and
o    could fail to qualify for tax-free pass through of income under the Code.

Because of these factors, the values of the securities held by the Account, and in turn the net asset value of the shares of the Account, change on a daily basis. In addition, the prices of the equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

1999    -4.48

The year-to-date return as of September 29, 2000 is 25.98%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    11.37% (6/30/1999)
        Lowest     -8.40% (9/30/1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five
        Account            Year     Years

     Real Estate          -4.48%   -6.58%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley REIT Index                     -4.55%    7.61%   --  %
 Lipper Real Estate Fund Average               -3.14     8.38     6.62

     * Period from May 1, 1998, date shares first offered to the public, through December 31, 1999.


                           Account Operating Expenses

       Management Fees.....................   0.90%
       Other Expenses......................   0.09
         Total Account Operating Expenses     0.99%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
      --------------------------------------------------------
          $101            $315           $547          $1,213


                         Day-to-day Account Management

Since April 1998 Kelly D. Rush, CFA. Mr. Rush has been with the Principal (Account's inception)organization since 1995.He holds an MBA and a BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

GROWTH-ORIENTED ACCOUNT

SmallCap Account

The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

Main Strategies

Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forwarding looking rates of return.

Main Risks

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. This Account is designed for a portion of your investments.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

1999    43.58

The year-to-date return as of September 29, 2000 is 2.41%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    26.75% (6/30/1999)
       Lowest    -24.33% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five
        Account            Year     Years

     SmallCap              43.58%   8.24%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 600 Index                                 12.40%   17.05%   13.04%
 Lipper Small-Cap Core Fund Average(1)         28.43    17.88    13.39

     *    Period from May 1, 1998, date first offered to the public,

     (1) Lipper has discontinued calculation of the Average previously used for this Account. through December 31, 1999. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                           Account Operating Expenses

       Management Fees....................   0.85%
       Other Expenses.....................   0.06
         Total Account Operating Expenses    0.91%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $93            $290           $504          $1,120


                         Day-to-day Account Management

Since April 1998 Co-Manager: John F. McClain. Mr. McClain joined Invista (Account's inception)Capital Management as a Portfolio Analyst in 1990. He holds an undergraduate degree in Economics from the University of Iowa and an MBA from Indiana University.

Since April 1998 Co-Manager: Mark T. Williams, CFA. Mr. Williams joined (Account's inception)Invista Capital Management in 1989. He holds an MBA from
                    Drake University and a BA in Finance from the University of the State of New York. He has earned the right to use the Chartered Financial Analyst designation.

GROWTH-ORIENTED ACCOUNT

SmallCap Growth Account

The Account seeks long-term growth of capital.

Main Strategies

The Account invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1.5 billion.

Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small companies with the potential for rapid earnings growth. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies which it believes demonstrate the following traits:

o    Long-term appreciation potential: open-ended business opportunity;
o    Strong revenue-driven earnings growth;
o    Seasoned management team: integrity, ability, commitment, execution;
o    Innovative products or services;
o    Defensible barriers to entry: e.g. proprietary technology;
o Solid financial statements: profitability, conservative balance sheet and accounting;
o    Long-term market share leaders in emerging and growing industries; and
o    Appropriate valuations.

Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. Portfolio securities may be actively traded in pursuit of the Account's goal. Active trading may result in higher brokerage costs to the account.

Main Risks

Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance.


Annual Total Returns

1999    95.69

The year-to-date return as of September 29, 2000 is 8.57%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    59.52% (12/31/1999)
        Lowest    -18.94% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five
        Account            Year     Years

     SmallCap Growth      95.69%   52.17%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Growth Index                     43.09%   18.99%   13.51%
 Lipper Small-Cap Growth Fund Average(1)       62.63    24.05    18.36


     * Period from May 1, 1998, date first offered to the public, through December 31, 1999.
     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                           Account Operating Expenses

       Management Fees....................   1.00%
       Other Expenses.....................   0.07
         Total Account Operating Expenses    1.07%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.06% for 2000.

          Annual  operating   expenses  do  not  include  any  separate  account
          expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
     -------------------------------------------------------
        $109            $340           $590          $1,306


                         Day-to-day Account Management

Since June 2000     Jay W. Tracey III. Mr.  Tracey joined Berger in June 2000 as
                    Executive Vice President and Chief Investment  Officer.  Mr.
                    Tracey had been Vice President and portfolio manager of Oppenheimer Funds, Inc. since November 1995. He has more than 23 years of experience in the investment management industry.

GROWTH-ORIENTED ACCOUNT

SmallCap Value Account

The Account seeks long-term growth of capital.

Main Strategies

The Account invests primarily in a diversified group of equity securities of small U.S. companies with a market capitalization of less than $1 billion at the time of the initial purchase. Under normal market conditions, the Account invests at least 65% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000(R) Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.

The Account intends to manage its investments actively to accomplish its investment objective. Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may however take advantage of short-term trading opportunities that are consistent with its objective. To the extent that the Account engages in short-term trading, it may have increased transactions costs.

Main Risks

As with any security, the securities in which the Account invests have associated risks. These include risks of: o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

o Unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.

o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept volatile fluctuations in the value of your investment.

Account Performance Information

The Account's past performance is not necessarily an indication of future performance.


Annual Total Returns

1999    21.45

The year-to-date return as of September 29, 2000 is 14.81%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

    Highest    15.32% (6/30/1999)
    Lowest    -19.14% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five
        Account            Year     Years

     SmallCap Value       21.45%    1.88%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Value Index                      -1.49%   13.14%   12.46%
 Lipper Small-Cap Value Fund Average(1)         6.33    13.92    12.04

     * Period from May 1, 1998, date first offered to the public, through December 31, 1999.

     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                           Account Operating Expenses

       Management Fees....................   1.10%
       Other Expenses.....................   0.34
       Total Account Operating Expenses      1.44%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.16% for 2000.

          Annual  operating   expenses  do  not  include  any  separate  account
          expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

        1 Year         3 Years         5 Years       10 Years
     --------------------------------------------------------
         $147            $456           $787          $1,724


                         Day-to-day Account Management

Since January 2000  Co-Manager:  Marian  U.  Pardo,  Managing  Director  of J.P.
                    Morgan Investment Management Inc. since 1998. Ms. Pardo is a senior portfolio manager in the Small Cap Equity Group at J.P. Morgan. She has been at J.P. Morgan since 1968, except for 5 months in 1998 when she was president of a small investment management firm. She holds a BA degree from Barnard College.

Since January 2000  Co-Manager:  Leon Roisenberg,  Vice President of J.P. Morgan
                    Investment Management Inc. since 1996. Prior to joining J.P. Morgan, Mr. Roisenberg worked as an analyst and portfolio manager at Bankers Trust. He earned his MBA from Columbia University and received his BS degree from MIT.

GROWTH-ORIENTED ACCOUNT

Utilities Account

The Account seeks to provide current income and long-term growth of income and capital.

Main Strategies

The Account seeks to achieve its objective by investing primarily in equity and fixed income securities companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).

The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
o    changes in interest rates;
o    prevailing market conditions; and
o    general economic and financial conditions.

The Account invests in fixed income securities, which at the time of purchase, are:
o    rated in one of the top four categories by S&P or Moody's; or
o    if not rated, in the Manager's opinion are of comparable quality.

Main Risks

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
o    increase in fuel and other operating costs;
o    changes in interests rates on borrowings for capital improvement programs;
o    changes in applicable laws and regulations;
o changes in technology which render existing plants, equipment or products obsolete;
o    effects of conservation; and
o    increase in costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bonds rise when interest rates fall and fall when interest rates rise. Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

The Account is generally a suitable investment if you are seeking quarterly dividends for income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance.


Annual Total Returns

1999    2.29

The year-to-date return as of September 29, 2000 is 19.51%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest      11.80% (6/30/1999)
       Lowest       -6.22% (3/31/1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five
        Account            Year     Years

     Utilities             2.29%   10.43%*

                                               Past OnePast FivePast Ten
                                                 Year    Years    Years

  S&P 500 Stock Index                           21.04%   28.55%   18.21%
  Dow Jones Utilities Index with Income         -5.73    14.74     --
  Lipper Utilities Fund Average                 15.82    18.70    12.80

     * Period from May 1, 1998, date shares first offered to the public, through December 31, 1999.


                           Account Operating Expenses

       Management Fees......................   0.60%
       Other Expenses.......................   0.04
         Total Account Operating Expenses      0.64%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
      ------------------------------------------------------
         $65            $205           $357            $798


                         Day-to-day Account Management

Since April 1998 Catherine A. Zaharis, CFA. Ms. Zaharis joined Invista (Account's inception)Capital Management in 1987. She holds a BA in Finance from the University of Iowa and an MBA from Drake University. She has earned the right to use the Chartered Financial Analyst designation.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Accounts that focus their investments in equity securities include: Aggressive Growth, Capital Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index (previously Stock Index 500), MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, SmallCap, SmallCap Growth, SmallCap Value and Utilities. The Asset Allocation and Balanced Accounts invest in a mix of equity and fixed-income securities.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Accounts that focus their investments in fixed income securities include the Bond and Government Securities Accounts.

Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price. Up to 2% of an Account's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For the International and International SmallCap Accounts, the 2% limitation also applies to warrants not listed on the Toronto Stock Exchange and Chicago Board Options Exchange.

Risks of High Yield Securities
The Asset Allocation, Balanced, and Bond Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager and/or Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager and/or sub-Advisor thinks it is in the best interest of shareholders.

Options, Futures Contract
Each of the Accounts (except Money Market) may buy and sell certain types of options. Each type, and their associated risks, is more fully discussed in the SAI.

Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o Asset Allocation, International, International Emerging Markets and International SmallCap Accounts - 100%;
o Aggressive Growth, LargeCap Growth, LargeCap Growth Equity, MicroCap, Real Estate and SmallCap Growth Accounts - 25%;
o    Bond, Capital Value, SmallCap and Utilities Accounts - 20%;
o Balanced, Growth, LargeCap Stock Index (previously Stock Index 500), MidCap, MidCap Growth, MidCap Growth Equity and SmallCap Value Accounts - 10%.

The Money Market Account does not invest in foreign securities other than those that are U.S. dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

For purposes of these  restrictions,  foreign  securities  include:
o    companies organized under the laws of countries outside of the U.S.;
o companies for which the principal securities trading market is outside of the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced outside the U.S. or sales made outside of the U.S.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.

Securities of Smaller Companies
The Asset Allocation, International Emerging Markets, International SmallCap, LargeCap Growth Equity, MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, SmallCap, SmallCap Growth and SmallCap Value Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. No turnover rate is calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rates are calculated for the Accounts which have been in existence for less than six months (International Emerging Markets, LargeCap Growth Equity and MidCap Growth Equity). You can find the turnover rate for each of the other Accounts in the Account's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES

Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.

For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager and/or Sub-Advisor believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.

The Manager is a subsidiary of Princor Financial Services Corporation and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of December 31, 1999, the Funds it managed had assets of approximately $6.42 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Sub-Advisors
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.


       Accounts: Aggressive Growth and Asset Allocation
       Sub-Advisor: Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of June 30, 2000, Morgan Stanley, together with its affiliated institutional asset management companies, managed investments totaling approximately $177.2 billion as named fiduciary or fiduciary adviser. On December 1, 1998 Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

     Accounts: Balanced (equity securities portion), Capital Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Stock Index (previously Stock Index 500), MidCap, SmallCap, and Utilities
     Sub-Advisor: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of June 30, 2000 were approximately $35.3 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

     Accounts: Balanced (fixed-income securities portion) and Government Securities
     Sub-Advisor: Principal Capital Income Investors, LLC ("PCII"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life Insurance Company. Assets under management as of June 30, 2000 were approximately $29 billion. PCII's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

     Account:   LargeCap Growth
     Sub-Advisor: Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Effective July 12, 2000, Janus is owned in part by Stilwell Financial Inc. ("Stilwell"), which owns approximately 81.5% of the outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld. As of June 30, 2000, Janus managed or administered over $304 billion in assets.

     Account: LargeCap Growth Equity
     Sub-Advisor: Duncan-Hurst Capital Management Inc. ("Duncan-Hurst") was founded in 1990. Its address is 4365 Executive Drive, Suite 1520, San Diego, CA 92121. As of June 30, 2000, Duncan-Hurst managed assets of approximately $4.5 billion for institutional and individual investors.

     Account: MicroCap
     Sub-Advisor: Goldman Sachs Assets Management ("GSAM"), 32 Old Slip, 17th Floor, New York, NY 10005. As of September 1, 1999, the Investment Division ("IMD") was established as a new operating division of Goldman, Sachs & Co. ("Goldman Sachs"). This newly created entity includes GSAM. GSAM provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of June 30, 2000, GSAM, along with other units of IMD, had assets under management of $270.8 billion.

     Account: MidCap Growth
     Sub-Advisor: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY 10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Bank Corporation ("Mellon"). As of June 30, 2000, Dreyfus managed or administered approximately $131.2 billion in assets for approximately 1.7 million investor accounts nationwide.

     Account: MidCap Growth Equity
     Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990. Its address is 1235 Westlake Drive, Suite 350, Berwyn, PA 19312. As of June 30, 2000, Turner had discretionary management authority with respect to approximately $10.2 billion in assets.

     Account: SmallCap Growth
     Sub-Advisor: Berger LLC ("Berger"), 210 University Boulevard, Suite 900, Denver, CO 80206. It serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary the Kansas City Southern Railway Company, and financial asset management businesses. Assets under management for Berger as of June 30, 2000 were approximately $8 billion.

     Account: SmallCap Value
     Sub-Advisor: J.P. Morgan Investment Management, Inc. ("Morgan"), 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of June 30, 2000, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $372 billion.

Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1999 was:

                                 Management       Other      Total Operating
        Account                     Fees         Expenses     Expenses

Aggressive Growth                   0.75%          0.02%       0.77%
Asset Allocation                    0.80           0.05        0.85
Balanced                            0.57           0.01        0.58
Bond                                0.49           0.01        0.50
Capital Value                       0.43           0.00        0.43
Government Securities               0.49           0.01        0.50
Growth                              0.45           0.00        0.45
International                       0.73           0.05        0.78
International SmallCap              1.20           0.12        1.32
LargeCap Growth                     1.10           0.13        1.23*
LargeCap Stock Index                0.35           0.14        0.49*
 (previously Stock Index 500)
MicroCap                            1.00           0.28        1.28*
MidCap                              0.61           0.00        0.61
MidCap Growth                       0.90           0.19        1.09*
Money Market                        0.50           0.02        0.52
Real Estate                         0.90           0.09        0.99
SmallCap                            0.85           0.06        0.91
SmallCap Growth                     1.00           0.07        1.07*
SmallCap Value                      1.10           0.34        1.44*
Utilities                           0.60           0.04        0.64

           *  Before waiver


The three Accounts which are being added to the Fund as of October 24, 2000 have also entered into agreements with Sub-Advisors. Under those agreements, the Manager will pay the Sub-Advisor (based on a percentage of average daily net assets) as follows:

                                 Management
           Account                  Fees

International Emerging Markets      0.55%
LargeCap Growth Equity              0.50
MidCap Growth Equity                0.50

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Accounts as to which the Fund is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate management fees between itself and Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund will not rely on the order as to any Account until it receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners, and the Fund states in its prospectus that it intends to rely on the order with respect to the Account. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Fund has received the necessary shareholder approval and intends to rely on the order with respect to the Aggressive Growth, Asset Allocation, LargeCap Growth, LargeCap Growth Equity, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts (not all of these Accounts are available through this contract).

MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1999. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Growth-Oriented Accounts

Aggressive Growth Account
(William Auslander and Philip Friedman)
The Aggressive Growth Account seeks to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of large capitalization U.S. corporations and, to a limited extent, foreign corporations. The portfolio of this Account generated excellent returns in 1999. The portfolio appreciated 40.2% versus 21.0% for the S&P 500 and 34.8% for the Lipper Large-Cap Growth Index. Fourth quarter performance was solid as well with the portfolio appreciating 22.0% versus 14.9% for the S&P 500 and 25.5% for the Lipper Large-Cap Growth Index. The Account maintained and benefited from its philosophy of opportunistic concentration driven by bottom-up fundamental company analysis and an emphasis on gaining an "information edge" in the sectors and companies in which the Account invests. At year-end, the Account's top 10 holdings accounted for about 36% of total assets and the portfolio held positions in 80 stocks

U.S. equity markets again set records in 1999, led by large capitalization growth stocks in general and a white-hot technology sector in particular. The S&P 500's 21.0% increase left the index at an all-time high and 1999 marked the 10th consecutive up year for this index. The compounded return for the past five years is a stunning 250%. With the exception of a brief period in the spring, growth outperformed value throughout the year. Investors continue to believe and invest in the sustainability of the growth of the largest companies, and for the most part, these companies continue to deliver stellar results.

In the Aggressive Growth Account long-term capital appreciation is sought by investing in growth-oriented equity securities of large capitalization, predominantly U.S. corporations. The Account continues to reflect a mix of classic growth stocks such as Microsoft, Cisco Systems, General Electric, Home Depot and less well known growth names such as Tyco International, Clear Channel Communications, and United Technologies. Managers were pleased with the Account's broad-based performance, particularly in the context of a market that continued to be dominated by a small number of large capitalization stocks. No single stock accounted for more than 10% of the Account's absolute performance. In addition, about 70% of the Account's relative outperformance was driven by stock picking versus sector allocation.

Technology dominated the headlines and the sector performance charts in 1999. Given the tremendous outperformance of the group, technology stocks now account for 30% of the S&P 500's total market capitalization, up from 19% at the end of 1998 and 10% five years ago. Given technology's extremely strong performance, one might find two things surprising. First, only about 27% of the Account's 1999 outperformance relative to the S&P 500 was attributable to technology holdings. Second, about 86% of that relative outperformance was attributable to successful stock picking within the group as the Account maintained a relatively neutral posture toward technology versus the index weight throughout most of the year. Account Managers feel this reflects well on the bottom-up, research intensive approach used in stock picking.

Avoiding prominent underperformers remains important to the Account's success. In a bull market, it is very easy to focus excessive attention on picking winning stocks. Simple math reinforces the view that equal effort should be spent attempting to avoid those companies with potential disappointing fundamental changes, particularly in a current environment that has little tolerance for "negative newsflow." In fact, much of the Account's outperformance in 1999 was attributable to avoiding companies with deteriorating fundamentals.

Comparison of Change in Value of $10,000 Investment in the Aggressive Growth Account, Lipper Large-Cap Growth Fund Average and S&P 500 Stock Index.

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    ------------------------
    39.50%  32.01%  28.82%**

** Since inception 6/1/94

                            S&P 500
               PAG           Broad      Lipper Large-Cap
              Total          Based          Growth
              Return         Index          Average
              10,000        10,000          10,000
  1994        10,259        10,230          10,055
  1995        14,793        14,069          13,151
  1996        18,942        17,297          15,681
  1997        24,788        23,066          19,649
  1998        29,486        29,657          24,140
  1999        41,130        35,896          33,335

Note: Past performance is not predictive of future performance.



Asset Allocation Account
(Francine Bovich)
Global equity markets finished 1999 with strong gains, as the global economy began to heal after the Asian and Russian economic crises experienced in 1997 and 1998. The S&P 500 delivered its fifth year of double-digit returns rising 21.0% in calendar year 1999. Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index returned 27.0%, beating the S&P 500 for the first time in five years, despite weak currencies in Europe. The most disappointing asset class was fixed-income. As global growth stabilized and resumed, inflationary fears mounted driving bond yields higher in the U.S. and Europe. The Lehman Aggregate Index returned -0.8% during a volatile year.

Although the U.S. bull market in the first half showed signs of broadening, market leadership narrowed dramatically in the second half. Value stocks, which began to outperform growth in February and March, stagnated later in the year, as inflation fears moderated and economic growth surprised on the upside. The year ended with growth stocks again dominating value stocks by a wide margin. Although rising interest rates and inflation expectations are usually bad for stocks, markets have shrugged off rising rates as growth surprises outpaced inflation surprises throughout 1999. This growth environment was also reflected in the bond market. As investor confidence improved, risk tolerance rose to more normal levels, benefiting spread products, which had suffered large losses in the flight to quality at the end of 1998. Fixed-income spreads narrowed, and investment grade governments and corporates underperformed mortgages, high yield debt, and emerging market debt.

Non-U.S. stock market performance was strong, despite being held back by weaker European currencies. The strongest performing regions were those which had suffered the most over the past three years of currency crises and debt deflation. Japan led the developed markets, rising 61.5% in 1999, as the Japanese economy bottomed and began to recover. The combination of low valuations, low interest rates, and a better earnings outlook was a powerful contributor to the rise in the Japanese market and a strengthening of the Yen. Pacific region stock performance was also strong, but was highly differentiated, as the countries hardest hit by the emerging market debt crisis, Hong Kong and Singapore, outperformed the more stable economies of Australia and New Zealand. Asian economies bottomed in the early part of the year, and began a steep trajectory of recovery. The depegging of Asian currencies from the U.S. Dollar enabled many countries to exercise more flexibility in economic management, and to some extent, decreased their vulnerability to rising U.S. interest rates.

European stock performance was mixed during the year. In the first half, Eurozone economic performance disappointed on the downside, as Germany continued to lag contributing to poor equity performance and a weaker currency. Although European economic performance was more robust in the second half, the Euro continued to weaken, closing the year 15% below its January 1 level. Europe returned 15.9% in 1999.

The Account appreciated 19.5% for the year, outperforming the Lipper Flexible Portfolio Fund average gain of 12.6%. The outperformance of the Account was due to allocation decisions and strong security selection within certain of the underlying implementation strategies. Allocation decisions that contributed positively to results included overweighting equities relative to fixed-income throughout the year, as equities significantly outperformed fixed-income, and an emphasis on growth. Security selection within the U.S. growth strategies (Large Cap and Emerging Growth) was the largest contributor to outperformance.

Throughout the year, the Account maintained a diversified investment strategy. The Account's allocation to non-U.S. stocks also added value, as non-U.S. stocks outperformed the S&P during this period. Account allocations to value-based equity strategies and fixed-income detracted from results, but were more than offset by other favorable portfolio decisions.

Comparison of Change in Value of $10,000 Investment in the Asset Allocation Account, Lipper Flexible Portfolio Fund Average and S&P 500 Stock Index.

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    19.49%  16.01%  14.32%**

** Since inception 6/1/94

          PAA                                   Lipper
         Total                          Flexible Portfolio
         Return          S&P 500                Index
         10,000          10,000                 10,000
 1994    10,052          10,230                 10,008
 1995    12,128          14,069                 12,518
 1996    13,696          17,297                 14,220
 1997    16,187          23,066                 16,878
 1998    17,673          29,657                 19,268
 1999    21,117          35,897                 21,686

Note:  Past performance is not predictive of future performance.


Balanced Account
(Martin Schafer, Mary Sunderland and Judith Vogel)
In the stock market, technology was THE place to be for performance. Nothing else came close. Early in the year it was the largest and most liquid technology stocks that garnered investors' attention. By the fourth quarter, Y2K liquidity and unprecedented money flows into speculative technology and Internet sector funds sent already strong technology stocks through the roof. Valuation was seemingly given no consideration as aggressive growth and momentum strategies won over value, hands down.

The macro-economic picture was constructive for the broad market (especially cheaper stocks) with strong real GDP growth, improving corporate profits, and interest rates moving up. Typically value stocks outperform under these conditions. Yet it was the most richly priced companies that performed the best in 1999 and it was these stocks that boosted index returns for the year. The narrow bull market in technology continues to hide a broader bear market underway in the U.S. as evidenced by the fact that 70% of the universe of 6,000 common stocks are actually down in price since April of 1998.

With ten-year Treasury yields up 1.75% over the year, fixed-income markets stalled in 1999. Bonds produced negative returns as too-strong economic growth in the U.S., improving global demand, and resulting fears of inflation spooked fixed-income investors. Negative bond returns couldn't compete with off-the-chart equity returns, which contributed to extreme negative sentiment toward fixed-income investments, especially toward the end of the year.

The Balanced Account was underweighted in technology throughout the year, based on high valuations of most tech stocks. While the prices of leading technology stocks appeared to fully discount very optimistic growth expectations, the stocks of many financial, energy, healthcare, and consumer staples companies were cheap. Despite huge valuation disparities, the market continued to bid already expensive tech stocks higher. Not having enough technology exposure was the single largest detriment to the Account's total performance, which landed in the low single digits for the year.

There is no independent market index against which to measure returns of balanced portfolios, however, we show the S&P 500 Stock Index and the Lehman Government/Corporate Bond Index for your information.

Comparison of Change in Value of $10,000 Investment in the Balanced Account, Lipper Balanced Fund Average, Lehman Brothers Government/Corporate Bond Index and S&P 500 Stock Index.

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    2.40%   13.75%  11.38%

                                           Lipper          Lehman
            Balanced       S&P 500        Balanced       Govt Corp
            Account         Index         Fund Avg       Bond Index
            10,000          10,000          10,000         10,000
 1990        9,357           9,689           9,945         10,828
 1991       12,572          12,642          12,607         12,575
 1992       14,181          13,605          13,495         13,528
 1993       15,750          14,974          14,943         15,020
 1994       15,420          15,171          14,566         14,493
 1995       19,212          20,865          18,231         17,281
 1996       21,734          25,652          20,740         17,782
 1997       25,630          34,207          24,680         19,518
 1998       28,684          43,982          28,007         21,366
 1999       29,371          53,236          30,441         20,907


Note: Past performance is not predictive of future performance.


Capital Value Account
(Catherine Zaharis)
The market divergence has been the most dramatic in performance since the late 1960's. It has been a very simple process to determine which stocks will outperform. On average, stocks with earnings underperformed the market. Stocks with high P/E ratios tended to outperform the market. For the Capital Value Account, this means the history of the account and its philosophy and process fly in the face of what has worked the past year on Wall Street.

The Account Managers prefer to invest in companies that have earnings, but prefer not to pay a premium for those earnings. In 1999 this led the Account into consumer staples, financials and health care. The only problem was that while technology was the favored sector, these three sectors were closer to the bottom of relative returns.

Account Managers have struggled with this year and how to deal with markets that do not favor value investors, and in fact punish them severely. Account Managers have reviewed their process in a detailed manner and added some flexibility without compromising philosophy. Valuations are now analyzed by sector versus the overall market. For example comparing paper company stocks to technology stocks, technology will nearly always look expensive. But, when looking at technology as its own universe, many attractive opportunities appear. This approach will work better in an environment where there is minimal change in portfolio emphasis.

Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Large-Cap Value Fund Average, S&P 500 Stock Index and S&P 500 Barra Value Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    -4.29%  17.88%  12.94%


           Capital         S&P 500         S&P 500            Lipper
            Value           Stock        Barra Value      Large-Cap Value
           Account          Index           Index          Fund Average
            10,000         10,000          10,000             10,000
 1990        9,014          9,689           9,315              9,555
 1991       12,499         12,642          11,416             12,334
 1992       13,690         13,605          12,617             13,442
 1993       14,746         14,974          14,965             14,995
 1994       14,818         15,171          14,869             14,854
 1995       19,547         20,865          20,369             19,432
 1996       24,139         25,652          24,850             23,470
 1997       31,027         34,207          32,300             29,840
 1998       35,240         43,982          37,038             34,498
 1999       33,730         53,236          41,479             38,372


Note: Past performance is not predictive of future performance.


Growth Account
(Mary Sunderland)
Technology stocks drove the market in 1999. The technology sector of the S&P 500 returned 74% for the year. Coming out of 1998, technology stocks had been down on concerns of a global economic slowdown. The slowdown did not occur and, in fact, accelerated as world economic growth picked up. Technology is very sensitive to global growth since 50% of the S&P 500 technology companies earnings come from outside the U.S. The other major driver of technology stocks was the realization that the Internet is for real and that it requires technology spending to support its growth. The Growth Account trailed the S&P 500 by 4.60% in 1999. Returns were hampered by healthcare overweighting throughout the year and a technology underweighting over the first nine months of the year. Healthcare stocks were hurt by fears of further governmental involvement, patent expirations and moderating earnings growth.

At the beginning of this year, management of the Growth Account was assumed by a new large cap growth team based in New York City. During the transition, the Account's exposure to technology and financials was increased and exposure to healthcare and consumer staples was decreased.

Going forward, the technology sector continues to be seen as the highest growth area of the economy and Account Managers expect to remain overweighted in technology. The Internet is still in the early stages of its development. Companies representing both the "old" and "new" economy must continue their aggressive spending on infrastructure, irrespective of economic conditions, in order to remain competitive. This sector is expected to continue to benefit from increased usage of the World Wide Web for a wide range of purposes including business-to-business e-commerce, communication, and entertainment.

Account Managers are currently looking to increase exposure to the health care area. They feel current political concerns are overblown and issues related to product pipelines are manageable. This sector exhibits superior growth at a reasonable value.

Account Managers plan to remain neutral-weighted in the financial sector. This sector offers solid potential based on very favorable demographics; an aging worldwide population will fuel demand for retirement savings products. There is a trend globally for increased demand for financial services. Although the current interest rate environment augurs a short-term period of uncertainty, Account Managers believe that interest rates are near their top and they are bullish longer term on the direction of rates.

Consumer cyclical and retail stores focused on the baby boomer offer very good growth potential. Management plans to be over-weighted in this sector, with positive contributions to performance likely over the next 6-12 months.

Comparison of Change in Value of $10,000 Investment in the Growth Account, Lipper Large-Cap Growth Fund Average and S&P 500 Stock Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    16.44%  20.45%  18.94%**

** Since inception 5/2/94


                                       Lipper
          Growth       S&P 500     Large-Cap Growth
          Account      Index          Fund Avg.
          10,000       10,000          10,000
1994      10,542       10,131          10,090
1995      13,243       13,934          13,197
1996      14,899       17,131          15,736
1997      18,916       22,844          19,717
1998      22,956       29,372          24,224
1999      26,729       35,552          33,451

Note:  Past performance is not predictive of future performance.


International Account
(Kurtis Spieler and Scott Opsal)
The International Account's return of 25.93% in 1999 was slightly below the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index return of 26.96%. Throughout 1999 the world economy continued to strengthen. Leading economic indicators in Europe, Japan and the emerging markets were all positive. Recovery of the emerging markets and Japan, as well as an attractively valued European currency, resulted in an export-led recovery in Europe.

During 1999 merger and acquisition (M&A) activity in Europe doubled, setting a record, and positively impacting several companies in the Account's portfolio. Emerging markets exposure added marginally to performance, mainly in the fourth quarter, as changes made in the emerging holdings in the beginning of the year performed strongly. The largest move made in the Account during 1999 was the entry into Japanese equities. As the Japanese market underperformed other developed markets year after year, the forward-looking return spread relative to equities in the rest of the world narrowed. As Account Managers monitored valuation levels, investments were made in companies that were trading at attractive levels. The Account also benefited from increased exposure to the "new economy", including telecommunications, technology and media.

The Account continues to invest in companies that have sustainable competitive advantages that will allow continued growth in earnings and cash flow sufficient to justify their current trading price. This strategy is consistently applied to build a diversified portfolio with exposure to both "new" and "old" economy companies - all with positive forward-looking return profiles. Changes are being made to the portfolio in media, energy and financials. Media stocks are highly valued along with other technology and telecom stocks, but possess lower growth rates, causing a lightening of the Account's weighting in select holdings. Account Managers have become slightly more positive on the energy sector due to the disconnect between oil prices and the valuation levels of the energy companies and have added to the energy weighting. Within the financial sector the Managers are lightening some banks and adding to diversified financials. Companies that have ability to gather assets, benefiting from the long-term savings trends throughout Europe are preferred. The Account has invested in some brokerage firms in Japan which are expected to benefit from outflows out of the postal savings system into the equity market.

Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average and MSCI EAFE Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    25.93%  17.29%  14.41%**

** Since inception date 5/2/94

                           Morgan Stanley         Lipper
            Intern'l            EAFE           International
            Account            Index               Index
            10,000             10,000             10,000
 1994        9,663              9,990              9,758
 1995       11,032             11,110             10,676
 1996       13,800             11,781             11,934
 1997       15,488             11,991             12,583
 1998       17,034             14,389             14,221
 1999       21,451             18,268             20,023

Note:  Past performance is not predictive of future performance.


International SmallCap Account
(Dan Sherman and Darren Sleister)
The international small cap arena saw returns that were unprecedented previous to 1999. The median international small cap fund's return according to Lipper was 75.41% for the year. The International SmallCapAccount's return exceeded the Lipper International Small-Cap Fund Average by 18.4% on a 1-year basis. Earlier this year Japan was a significant outperformer in the small cap world and the Account's holdings outpaced the index, returning on average, some 60%. The Account went from a zero weighting in Japan to one that more closely matched the benchmark mid-year, to lightening, fourth quarter, as Managers felt much of the Japanese market had simply run out of steam. Fourth quarter saw investors taking gains in the Japanese small caps as the economy once again came into question of what could be delivered and how much restructuring was actually occurring.

1999 was a year for European start-up companies, many of which were technology-oriented that soon turned into mid-caps due to massive price appreciation in a short time span. A fundamental change was seen in the liquidity flows as capital began to pour into the European markets in the fourth quarter. The top performing sectors included media, telecommunications and technology as those companies that had exposure in these areas saw strong price appreciation in the fourth quarter as investors scrambled to gain exposure to these industries.

Account Managers continue to look for market leaders in their respective fields with good growth characteristics, a solid business strategy and strong barriers to entry. 1999 was a year of stellar performance for technology companies as the Internet and e-commerce began to demonstrate that they would revolutionize the business world. Account Managers found some strong companies that were global leaders and would benefit from the explosion of growth in e-commerce. We have rotated out of many of the stronger performers and continue to look for new opportunities where growth opportunities are undervalued relative to stock price.

The International SmallCap Account continues to benefit from themes such as outsourcing of electronic components, increasing advertising expenditures, market research companies and indirect e-commerce solutions. At the current time, growth companies offer the most attractive investments from a risk/return trade-off compared to the more traditional value stocks. Managers continue to look for companies that are at attractive valuations and also offer long-term earnings growth potential.

Comparison of Change in Value of $10,000 Investment in the International SmallCap Account, Lipper International Small-Cap Fund Average and MSCI EAFE Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    93.81%  39.24%**   --

** Since inception date 5/1/98


        Morgan Stanley               Lipper                International
      Capital International   International SmallCap         SmallCap
          EAFE Index               Fund Average              Account*
      ---------------------   ----------------------       -------------
           10,000                    10,000                  10,000
"1998"     10,379                     9,320                   8,963
"1999"     13,177                    16,348                  17,371

Note: Past performance is not predictive of future performance.


LargeCap Growth Account
(E. Marc Pinto)
The LargeCap Growth Account returned 32.47% between its inception on April 15, 1999 and December 31, 1999. This was significantly better than the 10.99% earned by its benchmark, the S&P 500 Index, over the same period. The Account's success is owed to the efforts of its research staff, who spent the Account's first year of operations scouring the market for individual companies believed capable of performing well in any market.

Fears that economic growth in the U.S. would force the Federal Reserve to aggressively increase interest rates in a bid to forestall inflation pressured fast-growing stocks during May. Although the Account held its own during this difficult period, interest rate uneasiness and a brief rotation into economically sensitive sectors of the market kept a lid on performance throughout the spring and into early summer. Growth shares staged a dramatic mid-summer comeback, however, and eventually finished the year far ahead of their value-oriented peers.

Despite the market's mixed signals, Account Managers held firm to their belief that companies are ultimately rewarded for sustainable earnings growth. More importantly, the Managers successfully anticipated the staying power of the market's return to growth-oriented stocks and substantially increased the Account's growth profile during the third quarter. This strategy paid off handsomely and was largely responsible for the strong performance in 1999.

Looking ahead, interest rate uncertainty seems likely to persist in 2000 and could keep markets volatile for the foreseeable future. In addition, investors may begin to question the extremely high valuations placed on several of the technology sector's most visible companies. However, by focusing on fast-growing, well-managed and fundamentally sound companies, the Account Managers believe they have assembled a portfolio capable of performing well across a range of economic scenarios.

The Managers believe they have developed an information edge that enables them to invest with confidence by getting to know the details that drive each individual holding in the portfolio - a process that begins with the development of extensive, proprietary financial models and often involves meeting a company's customers, competitors and suppliers. For that reason, many of the same themes that contributed to performance in 1999 will continue to play a central role in 2000. These include wireless, telecommunications, media, semiconductors, and selected technology companies. At the same time, a deliberate attempt has been made to balance the portfolio between fast-growing companies and more traditional growth franchises - a strategy that allows participation in the unbounded upside associated with a number of the New Economy's most compelling opportunities while simultaneously providing a measure of downside protection.

Comparison of Change in Value of $10,000 Investment in the LargeCap Growth Account, Lipper Large-Cap Growth Fund Average and Russell 1000 Growth Index.

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
   32.47%**   --       --

** Since inception date 5/3/99

        Russell         Lipper
      1000 Growth   Large-Cap Growth    LargeCap Growth
         Index        Fund Average           Account*
      ----------    ----------------    ---------------
        10,000          10,000               10,000
"1999"  12,504          14,359               13,247


Note: Past performance is not predictive of future performance.


LargeCap Stock Index f/k/a Stock Index 500 Account
(Robert Baur and Rhonda VanderBeek)
The Stock Index 500 Account seeks investment results that correspond with the total return performance of the Standard & Poor's 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weighting of each of the stocks in the S&P 500 Index.

The Stock Index 500 Account began May 3, 1999. The total return from inception through year-end 1999 was 8.93%; during the same period, the total return of the S&P 500 Index was 11.00%. The difference was attributable to start-up costs and other variables intrinsic to the creation of a new account.

The performance of the stock market since inception date of the Account was strong, but there were some rough periods. During the third quarter, investors had some fears about inflation, disappointing profits and the potential for the Federal Reserve to raise interest rates. The broad market declined about 12% in response. Those fears dissipated during the fourth quarter as business profits perked up, the economy accelerated, and inflation stayed under control. As a result, the return from the bottom of the correction was spectacular with the S&P 500 Index up 17.5%.

Comparison of Change in Value of $10,000 Investment in the Stock Index 500 Account, Lipper S&P 500 Fund Average and S&P 500 Stock Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    8.93%**   --      --

** Since inception date 5/3/99


        Standard & Poor's     Lipper        Stock Index
          500 Stock          S&P 500            500
            Index          Fund Average       Account*
        -----------------  ------------     ------------
           10,000            10,000           10,000
"1999"     11,100            11,615           10,893

Note: Past performance is not predictive of future performance.

MicroCap Account
(Eileen Aptman, Paul Farrell and Eileen Rominger)
1999 ended on a positive note, as interest rate concerns dissipated, Y2K-related liquidity fears proved unsubstantiated and the marketplace evaded any actual trading volume declines or grand-scale increases in cash levels. During the year, restrained inflation, solid growth in corporate profits and gains by a few lead sectors drove U.S. indexes to record levels; the S&P 500 Index, Russell Midcap Index and Russell 2000 Index ("Index") gained 21.0%, 18.2% and 21.3%, respectively.

The Account's performance lagged the Index, as the small cap market was led by an extremely narrow band of companies in a select few industries. The top 10 performers in the Index logged an extraordinary gain of 719% (weighted average return of top 10 performers); nine of these ten stocks were in technology or telecommunications. In fact, technology and media/telecom industries accounted for more than 100% of the gain for the Index in 1999. These industries - wireless, semiconductors, media, computer software and hardware, electronic equipment and information services - together contributed 24 percentage points of positive performance, compared to the index total return of 21%. The Account's underweight in several of these industries hurt performance for the year.

In an extraordinary period for the overall economy, many companies have posted solid operating results. Lacking the badges of a) high-visibility growth or b) an obvious role in the "New Economy," however, these same solid operators have lagged in the stock market. Investors' gravitation to a very few leaders has driven remarkable stock price performance commensurate with remarkably high growth expectations. Since the year end, though, the rising interest rate environment has bred increased investor impatience toward those stocks which have not yet delivered earnings results to match their valuations. This impatience has translated into tremendous volatility among expensively priced stocks and some solid returns among those stocks which had gone unrecognized even as their underlying businesses performed well. The Microcap Account has benefited by owning well-positioned businesses selling at conservative valuations.

Even though there has been a broadening of the market since the end of 1999, Account Managers feel there is no simple answer when asked about the "New Economy" vs. the "Old Economy." The New Economy (i.e., companies and industries which offer new technological tools and platforms) has indeed changed the way to conduct - and for analysts, the way to evaluate - a business. We acknowledge the vast potential for new technologies' ability to enhance productivity, provide new delivery and access mechanisms for both hard goods and entertainment content, and shorten cycle times. Many holdings in the Account have benefited already from their exposure to the New Economy, and Account Managers feel any company's ability to utilize new technologies - whether the company is in the technology or transportation sector - will likely be critical to its long-term success. By owning some of the companies which are in the business of these new technologies, and many companies which are their direct beneficiaries, Account Managers believe the Account offers substantial upside to the long-term investor.

Although the Account has experienced strong gains since the end of 1999, the narrow leadership of the market by technology, internet and telecom stocks over the last two years has left many excellent, highly profitable, well-managed companies behind in terms of performance, even as these companies have posted solid operating results. Our research-based investments offer substantial upside potential, as they represent quality businesses selling at conservative valuations.

Comparison of Change in Value of $10,000 Investment in the MicroCap Account, Lipper Small-Cap Core Fund Average and Russell 2000 Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    -1.07% -12.05%**   --

** Since inception date 5/1/98

                        Lipper
        Russell     Small-Cap Core    MicroCap
       2000 Index    Fund Average     Account*
       ----------   --------------    --------
         10,000         10,000        10,000
"1998"    8,806          8,468        8,158
"1999"   10,678         10,875        8,071


Note: Past performance is not predictive of future performance.


MidCap Account
(William Nolin)
In 1999, the MidCap Account trailed the S&P 400 Index slightly, despite rallying strongly in the fourth quarter. Technology was the story for the market as a whole. It was a strange year, with technology up strongly and almost everything else unchanged. The divergence between the Account and the Index was mainly due to several technology stocks in the Index performing well which were not in the Account. One of these companies is no longer in the Index and the others continue to be overvalued.

The Account changed portfolio managers in the fourth quarter of 1999. The underlying philosophy of investing and the fundamental analysis process will not change.

Going forward the Account is positioned to take advantage of the growth in technology and communications. Technology will continue to benefit from the substitution of capital for labor, the growth of the Internet, and the acceleration of global economic growth. The cost of labor is going up 3% per year, while the cost of capital equipment is falling 4% per year. This divergence is causing companies either to provide their workers with better tools or replace those workers with machines. This process is being accelerated by the low availability of workers in this country. Communications benefit from many of the same trends as technology. Valuations remain high in these sectors, but Account Managers believe the strong business fundamentals justify the valuations.

Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Core Fund Average, S&P 500 Stock Index and S&P 400 MidCap Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    13.04%  17.59%  15.35%


                                         S&P 400         Lipper
          MidCap          S&P 500         MidCap      Mid-Cap Core
          Account          Index          Index           Index
           10,000          10,000         10,000          10,000
 1990       8,750           9,689          9,488           9,644
 1991      13,431          12,642         14,239          14,586
 1992      15,437          13,605         15,933          15,915
 1993      18,414          14,974         18,152          18,255
 1994      18,558          15,171         17,500          17,881
 1995      23,942          20,865         22,911          23,633
 1996      28,996          25,652         27,305          27,868
 1997      35,594          34,207         36,111          33,338
 1998      36,906          43,982         43,012          37,392
 1999      41,719          53,236         49,343          51,702

Note:  Past performance is not predictive of future performance.


MidCap Growth Account
(John O'Toole)
For the  calendar  year 1999,  the  portfolio  return was below the  performance benchmark, and obviously disappointing. The primary causes of the underperformance relative to the benchmark were individual stock selection along with a portfolio beta (price volatility) that was modestly below that of the benchmark.

The quantitative process used in managing this Account performed below its historical trend in 1999, which implies that individual stock selection had the greatest negative impact on return. The Account Manager's approach to equity management continues to focus on determining what types of valuation characteristics are preferred by the market, and then to select stocks that exhibit those preferred traits. Though this valuation system uses a number of fundamental characteristics that are earnings (growth) driven, some factors that are price (value) sensitive are also included. An economic sector neutral approach to portfolio construction has also been maintained. During most of 1999 the Account operated in a market environment where investors also had total focus on growth type valuation factors, and paid little attention to traditional price sensitive measures of value.

Companies with the highest price multiples and in many cases very modest real earnings provided the most attractive returns during 1999. Account Managers use long-term trends to guide stock selection, and thus continue to operate with some sensitivity to issues such as actual earnings and measures of value. A review of 1999 seems to indicate that any valuation process that exhibited even a modest focus on "value" type inputs, was penalized by the strong emphasis on growth type factors by investors. The Account's management process did not preclude the portfolio from owning any of these types of issues, and in fact a number of holdings in a variety of industries owned by the Account had total returns during the year of over 50%. These issues include Young & Rubicam, Biogen, Lexmark International, and Kansas City Southern Industries. As for issues that had a negative impact upon the annual return, Quintiles Transnational and TJX Companies would be included.

Another factor that had a negative impact upon return was a modestly below benchmark beta. The beta of the portfolio was within the historical range (benchmark beta +/- 0.05), but given the positive equity market returns during 1999, this was a negative factor. 1999 was a year during which investors rewarded volatility, and the portfolio was modestly less volatile than the general middle capitalization equity market.

Finally, 1999 was also an equity market environment where the Account saw a concentration of performance in certain sectors (technology). Thus, the valuation process and the broadly diversified sector neutral portfolio construction techniques used by Account Managers tended to result, at least in the period of this report, in a portfolio whose structure did not generate optimum results.

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Core Fund Average, Lipper Mid-Cap Growth Fund Average and S&P 400 MidCap Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    10.67%  4.09%**   --

** Since inception date 5/1/98


                                         Lipper              Lipper
                          S&P         Mid-Cap Core       Mid-Cap Growth
      MidCap Growth       400             Fund                Fund
         Account      MidCap Index        Avg.                Avg.
         10,000          10,000          10,000              10,000
1998      9,660          10,538           9,814               9,814
1999     10,691          12,089          13,570              16,964

Note: Past performance is not predictive of future performance.


Real Estate Account
(Kelly Rush)
Signs that earnings growth was peaking in 1998 started a slide in real estate stock prices that year which continued in 1999. Earnings growth of over 13% in 1998 fell to 10% in 1999. This pattern of decelerating earnings caused real estate stocks to lose favor in a market focused on the extraordinary growth of high technology companies. The result has been a price decline of over 30% in the past two years.

The Real Estate Account performed in line with its benchmark index for the twelve months ended December 31, 1999 and fell short of its peer group average. Poor relative performance was concentrated in the first quarter where the Account underperformed its peers by 1.90%.

The primary reason for underperformance versus peers was the Account's underweighting in office property owners early in the year. Several office companies delivered positive returns throughout the year and many peers elected to overweight these companies. The Account lost ground in the first quarter while it was underweighted in office owners. This exposure was later increased and this shift helped contribute to the recovery in the Account's relative performance.

The Account's exposure to industrial property owners also hampered performance. The decision to overweight industrial owners proved right as this group outperformed. However, security selection was poor causing a drag on returns.

Favorably impacting the Account's relative returns was the decision to underweight owners of hotels and net leased properties. Account Managers generally avoided hotel owners as lodging fundamentals declined and avoided net lease property owners as they correctly anticipated rising interest rates would hurt prices.

In 2000 Account Managers will continue to follow the relative valuation approach used successfully in the past. Simply, the objective is to buy good companies at attractive prices and sell them when more attractive opportunities are uncovered. It is a fairly simple concept Account Managers diligently and consistently seek to execute.

Comparison of Change in Value of $10,000 Investment in the Real Estate Account, Lipper Real Estate Fund Average and Morgan Stanley REIT Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    -4.48%  -6.58%**  --

** Since inception date 5/1/98

                            Lipper
        Morgan Stanley    Real Estate    Real Estate
         REIT Index       Fund Average     Account*
           10,000            10,000        10,000
        --------------    ------------   -----------
"1998"      8,677             8,250         9,344
"1999"      8,282             7,991         8,925

Note: Past performance is not predictive of future performance.


SmallCap Account
( John McClain and Mark Williams)
The Account's yearly return figure of 43.6% compared favorably to the S&P 600 Index return of 12.4%. The growth segments of the Account and the benchmark handily beat their value counterparts. The decision by Account Managers to allocate more of the assets to the growth segment continues to pay dividends. Because the Account was overweighted in the better performing growth sector, it realized a positive asset allocation return.

The return and weighting components of certain sectors contributed to the Account's outperformance relative to its benchmark. The technology sector return of 68.1% led all sectors in the benchmark. The Account's technology sector return was an incredible 208.5%. The Account's second best performing sector for the year was consumer cyclicals. Teen retailing is the main contributor to this return. Communication services sector's return was substantially higher than that of the benchmark 179.6% versus 25.9%. The Account's sector weighting of 5.4% was approximately 11 times the benchmark sector weighting of 0.5%.

Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Core Fund Average and S&P 600 Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    43.58%  8.24%**    --

** Since inception date 5/1/98


                      Lipper
        S&P 600    Small-Cap Core     SmallCap
         Index      Fund Average      Account*
        10,000        10,000          10,000
"1998"   8,835         8,873           7,949
"1999"   9,931        11,396          11,413

Note: Past performance is not predictive of future performance.


SmallCap Growth Account
(Amy Selner)
For the year, the SmallCap Growth Account rose 95.69 % versus the 43.09% rise of the Russell 2000 Growth Index. The Account outperformed the Russell Growth Index by 52.60 percentage points.

Small cap stocks began 1999 very weak, as seen in the 10.4% underperformance of the Russell 2000 versus the S&P500 in the first quarter of 1999. During this quarter, which signaled the end of the interest rate easing by the Federal Reserve Bank, the market was fraught with volatility in illiquid stocks. The second quarter of 1999 marked the best quarterly outperformance for small caps since the fourth quarter of 1992, as small caps outperformed large caps by 7.93%. Small caps were much cheaper on a valuation basis, after their first quarter drubbing, and bounced nicely in the second quarter. Also in June, small cap funds had positive inflows of $1.3 billion, after experiencing large cash outflows in the first five months of 1999. The general market quickly discounted the Federal Reserve's .25% rise in interest rates during the second quarter and continued to rise modestly.

The second half of 1999 was a roller coaster. During the third quarter, both small and large cap stocks fell close to 6% as interest rate fears crept back into the marketplace. This volatility was exaggerated by the slowdown in news-flow over the summer period. The fourth quarter roared as the Russell 2000 rose over 18% and the Russell 2000 Growth rose over 33%. All in all, the Russell 2000 and the S&P 500 ended 1999 up over 21% and 19% respectively, marking a solid year of gains.

Throughout the year, the U.S. economy has remained undeniably robust while international economies were picking up. The deflationary boom continued as labor markets remained tight and inflation remained relatively benign. Operating profits were quite strong.

Despite this up and down year for small cap stocks, the Account was able to considerably outperform its benchmarks mainly due to stock selection.

The Account remained heavily weighted in industries where growth prospects are the most visible and consistent. Technology, the Account's largest sector, continues to have the greatest long-term growth fundamentals. Account Managers believe that the growth prospects are explosive for the Internet infrastructure in particular. Therefore, a focus continues on telecommunication and broadband companies, which provide the plumbing that enables broad acceptance of Internet applications and services. Similarly, companies such as Proxim, which manufactures wireless local-area networking products, contributed to performance.

The Account lowered its exposure to the healthcare group over this fiscal year. Uncertainty surrounding prescription drug benefits and the government's impact on drug pricing kept a lid on these stocks. One bright spot in the sector was biotechnology stocks. Account Managers believe the biotech industry continues to acquire critical mass as genomics and combinatorial chemistry lead to an explosion in new drug targets. Emerging biotechnology companies such as Biocryst Pharmaceutical and Cephalon boosted Account performance.

An energy weighting contributed to the Account's outperformance in 1999. Although there are worries that OPEC will irrationally increase oil production, the Account remains positive on the long-term supply/demand fundamentals within the sector.

Within the consumer group, radio stocks were solid performers. The environment for radio advertising was robust in 1999, and we expect this group's strong fundamentals to carry into next year. Over the short term these stocks may be prone to profit taking as their valuations are high, but long term the management team remains comfortable.

The Account Managers remain cautiously optimistic about the market entering 2000. The U.S. economy remains robust and international economies are picking up. Productivity is expected to continue to grow and to fuel low inflationary growth into 2000.

Moving through 2000, Account Managers are cautious as to the potential for profit taking in the technology sector due to tremendous performance in the fourth quarter of 1999. If economic metrics continue to show an overheating economy, interest rates will continue to creep up and the market may become volatile and move sideways as the slower summer period is entered. It is estimated that a potential correction in technology stocks which, while uncomfortable, will be healthy for the market over the long-term and may present an excellent buying opportunity in the strongest growth stocks.

Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Growth Fund Average and Russell 2000 Growth Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    95.69%  52.17%**   --

** Since inception date 5/1/98

                             Lipper
        Russell 2000     Small-Cap Growth   SmallCap Growth
        Growth Index       Fund Average         Account*
        ------------     ----------------   ---------------
           10,000            10,000             10,000
"1998"     10,123             8,873             10,296
"1999"     14,485            14,430             20,148

Note: Past performance is not predictive of future performance.


SmallCap Value Account
(Marian Pardo and Leon Roisenberg)
The much anticipated Y2K rollover was the focus of attention for investors throughout 1999. Expectations of a smooth transition were realized at year-end with very little disruption. The Federal Reserve delayed raising interest rates in December, despite a very strong economy, in order to prevent a Y2K market correction. The resulting surge in the money supply contributed to a very strong stock market. The S&P 500 ended the year up 21.04% but was surpassed by the Russell 2000 Index (+21.26%) for the first time in six years.

As in the large cap market, technology stocks dominated the performance of the small cap market. The growth in technology spending caused by the explosion of the Internet has caused a frenzy among investors and many of the companies in this sector traded at record high valuations. A number of newly public Internet infrastructure, communications and software companies were top performers for the year. The Initial Public Offering market flourished and merger and acquisition activity continued at a record pace despite Y2K and interest rate fears.

The strong performance by technology and Internet related shares perpetuated the division between growth and value companies. The Russell 2000 Value Index finished the year in negative territory -1.49% and significantly underperformed the Russell 2000 Growth Index, which rose +43.09%.

The Account was up 21.5% for the year, versus the Russell 2000 Value Index, which returned -1.5% for the 12-month period ending December 31, 1999.

The portfolio's top performing sectors were technology hardware +409.3%, drugs +277.0% and technology software +80.8%. The weakest sector was retail, which returned -44.4%. Other sectors that detracted from performance included health services -24.5% and miscellaneous finance -24.4%. Stock selection had a significant positive impact on performance.

Comparison of Change in Value of $10,000 Investment in the SmallCapValue Account, Lipper Small-Cap Value Fund Average and Russell 2000 Value Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    21.45%  1.88%**    --

** Since inception date 5/1/98

                             Lipper
        Russell 2000     Small-Cap Value   SmallCap Value
        Value Index        Fund Average       Account*
        ------------     ---------------   --------------
          10,000              10,000          10,000
"1998"     8,592               8,873           8,494
"1999"     8,464               9,435          10,316

Note: Past performance is not predictive of future performance.


Utilities Account
(Catherine Zaharis)
The Utilities Account had a stronger return than its index, and was ahead of many diversified managers even though it lagged behind the average utility fund.

The reason for the dichotomy of performance was quite evident. The Account's performance relative to the benchmark was due to a focus on telecommunications that is no longer represented in the index. The telecommunications portion of the utility universe had stronger relative returns, as the core growth prospects of these companies are stronger than the electric and gas companies. The telecommunications sector is one where growth has come from a variety of new sources, particularly the new need for data transmission.

Many members of the peer group had investments in companies outside of the U.S. These companies, both in telecommunications and electricity, performed better than their U.S. counterparts. That was the primary source of underperformance, in addition to energy-related holdings that were not included in the portfolio in 1999.

Going forward, Account Managers continue to focus on growth opportunities within all industries of this sector. The telecommunications industry has many new entrants who are not only establishing a piece of market share, but are also creating new ways of delivering service.

On the electric and gas side, mergers and maximizing opportunities in all areas of providing energy to customers are key to long-term success. Companies are looking at the optimal ways to provide the energy needs for their clients, whether it is through traditional services or a variety of new and exciting options. Account Managers are continually monitoring these companies for the most promising opportunities within these fields.

Comparison of Change in Value of $10,000 Investment in the Utilities Account, Lipper Utilities Fund Average, Dow Jones Utilities Index with Income Fund Average and S&P 500 Stock Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    2.29%   10.43%**  --

** Since inception date 5/1/98


        Standard & Poor's   Dow Jones              Lipper
           500 Stock      Utilities Index with    Utilities      Utilities
             Index       Income Fund Average     Fund Average     Account*
            10,000            10,000                10,000        10,000
"1998"      11,172            10,250                10,957        11,536
"1999"      13,523             9,663                12,690        11,800

Note: Past performance is not predictive of future performance.

Important Notes of the Growth-Oriented Accounts:

The values of these indexes will vary according to the aggregzte value of the common equity of each of the securities included. The indexes represented asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Dow Jones Utility Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: this average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 449 mutual funds.

Lipper Flexible Portfolio Fund Average: This average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 223 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 618 funds.

Lipper International Small-Cap Funds Average: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 70 funds.

Lipper  Large-Cap  Growth Fund  Average:  This  average  consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 364 funds.

Lipper Large-CapValue Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 279 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds have wide latitude in the companies in which they invest. The one-year average currently contains 144 funds.

Lipper Mid-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 230 funds.

Lipper Real Estate Fund Average: This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 132 funds.

Lipper S&P 500 Fund Average: This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 107 funds.

Lipper Small-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds have wide latitude in the companies in which they invest. The one-year average currently contains 188 funds.

Lipper Small-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 263 funds.

Lipper Small-Cap Value Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 263 funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 100 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley REIT Index: This is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Russell 2000 Growth Index: This index measures the performance of those Russell 2000 companies with higher price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor's 500 Barra Value Index: This is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

Standard & Poor's MidCap 400 Index: This index measures the performance of the mid-size company segment of the U.S. Market.

Income-Oriented  Accounts:

Bond Account
(Scott Bennett)
Interest rates moved significantly higher last year as the world economy rebounded from the emerging market crisis of 1998 and investors became less interested in holding super-safe U.S. Treasury obligations. The increase in rates pushed most fixed-income product returns negative for the year, including the Bond Account.

Corporate bonds performed relatively well in this environment, significantly outperforming Treasuries, as investors put additional money into higher yielding assets. The fundamentals continued to be very positive for U.S. corporations with strong U.S. and world economies producing strong earnings growth with little inflation. The Account was positioned to take advantage of this rebound through an increase in holdings of higher yielding securities.

The performance of the Account was below expectations in 1999 due to underperformance of several holdings. The corporate bond market has become more equity like in its increasing hostility towards companies reporting below expected earnings or any whiff of other problems. Given the expectation of further downside risk, several of the Account's holdings were sold after year-end 1999, including J.C. Penney and Rite Aid Corporation.

Account Managers expect underlying economic fundamentals to remain strong which is positive for corporate securities. Corporate yield premiums to Treasuries remain high and should produce long-term performance relative to Treasuries.

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    -2.59%  7.73%   7.77%


                              Lehman            Lipper
             Bond              BAA                BBB
          Account             Index               Avg
           10,000             10,000            10,000
1990       10,522             10,528            10,573
1991       12,281             12,561            12,455
1992       13,432             13,742            13,481
1993       14,999             15,518            15,142
1994       14,565             15,022            14,467
1995       17,793             18,435            17,370
1996       18,214             19,176            17,924
1997       20,144             21,304            19,731
1998       21,693             21,577            20,964
1999       21,131             21,400            20,612

Note:  Past performance is not predictive of future performance.


Government Securities Account
(Martin Schafer)
This Account underperformed for the period ended December 31, 1999. A slightly longer duration and the performance of the noncallable Private Export Funding Corporation and Student Loan Marketing Association bonds versus mortgage-backed securities (MBS), led to a modest underperformance for the period ended December 31, 1999.

Over the last year the Federal Reserve has cut interest rates to stabilize the global financial turmoil, only to reverse course and start raising rates as markets stabilized and global growth resumed. Account Managers view the Federal Reserve actions as the equivalent of a doctor prescribing aspirin to treat the economic patient. These are mild treatments, needed to keep inflation low and growth reasonable.

On an absolute basis, the return for the Government Securities Account for the year was poor. Fixed-income securities had no momentum, especially with the Federal Reserve raising interest rates. This was especially true during December as investors poured money into "Go-Go" name stocks and away from fixed-income securities. Their attitude seems to be, "Why buy bonds when a stock will give you one year's worth of returns in one day!"

Account Managers continue to believe that mortgage-backed securities (MBS) will do well into the future. The quality, liquidity, lack of credit volatility and agency participation are cited as the key drivers. The agency participation is a "Huge" factor. Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) are stock companies driven by stockholders. In order to grow earnings in the face of declining new issue MBS (rates have risen), they are arbitraging more of the outstanding MBS. These agencies issue debt and buy MBS to earn the "spread" for their stockholders. FNMA and FHLMC should buy 60% of net MBS issuance in 2000 - keeping spreads very tight!

The Account continues to hold more discount MBS securities than the Lehman MBS index (this leads to a bias of longer duration) as the Managers believe the homeowner's propensity to refinance and the mortgage banker's technology driven inducement to refinance loans puts great risk on securities priced above par. This is especially true in a market when overall volume is declining as higher interest rates impact both new and existing home markets.

Account Managers expect to stay close to the duration benchmarks. Currently the Account is a little long but the Managers expect to be duration neutral soon, and patiently wait for the opportunity to strategically lengthen.

As we look forward to 2000 keep in mind that a diamond is a lump of coal that made good under severe pressure.

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lipper U.S. Mortgage Fund Average and Lehman Brothers Mortgage Index


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    -0.29%  7.96%   7.75%


         Government           Lehman               Lipper
         Securities          Mortgage          U.S. Mortgage
          Account             Index                Index
          10,000              10,000               10,000
 1990     10,955              11,072               10,938
 1991     12,812              12,813               12,556
 1992     13,688              13,706               13,323
 1993     15,066              14,643               14,316
 1994     14,384              14,407               13,719
 1995     17,127              16,827               15,946
 1996     17,700              17,727               16,563
 1997     19,538              19,409               17,984
 1998     21,154              20,760               19,077
 1999     21,094              21,146               19,201

Note: Past performance is not predictive of future performance.


Important Notes of the Income-Oriented Accounts:

The values of these indexes will vary according to the aggregzte value of the common equity of each of the securities included. The indexes represented asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Lehman Brothers, BAA Corporate Index: This is an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lehman Brothers Mortgage Index: This is an unmanaged index of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper Corporate Debt BBB Rated Funds Average: This average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 132 mutual funds.

Lipper U.S. Mortgage Fund Average: This average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 62 mutual funds.

Note: Mutual fund data from Lipper Inc.

Important Notes of the Income-Oriented Accounts:

Lehman Brothers, BAA Corporate Index: This is an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lehman Brothers Mortgage Index: This is an unmanaged index of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper Corporate Debt BBB Rated Funds Average: this average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 132 mutual funds.

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 62 mutual funds.

Note: Mutual fund data from Lipper Inc.

GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers

Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights

The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting

The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares

Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares

This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers

Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Financial Statements

You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP., except for the financial highlights for the six months ended June 30, 2000 which are unaudited.

FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

AGGRESSIVE GROWTH ACCOUNT(a)                                  2000*         1999         1998         1997        1996          1995
-------------------------                                     ---- ---------------------------------------        ----          ----
Net Asset Value, Beginning of Period...................      $23.89       $18.33       $16.30       $14.52      $12.94        $10.11
Income from Investment Operations:
   Net Investment Income (Operating Loss) .............          --        (.01)          .04          .04         .11           .13
   Net Realized and Unrealized Gain on Investments.....        1.44         7.17         2.99         4.26        3.38          4.31

                       Total from Investment Operations        1.44         7.16         3.03         4.30        3.49          4.44
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --         (.04)        (.04)       (.11)         (.13)
   Distributions from Capital Gains....................       (.81)       (1.60)        (.96)       (2.48)      (1.80)        (1.48)

                      Total Dividends and Distributions       (.81)       (1.60)       (1.00)       (2.52)      (1.91)        (1.61)

Net Asset Value, End of Period.........................      $24.52       $23.89       $18.33       $16.30      $14.52        $12.94



Total Return...........................................       6.28%(b)    39.50%       18.95%       30.86%      28.05%        44.19%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $438,319     $379,062     $224,058     $149,182     $90,106       $33,643
   Ratio of Expenses to Average Net Assets.............        .73%(c)      .77%         .78%         .82%        .85%          .90%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.03)%(c)    (.08)%         .22%         .29%       1.05%         1.34%
   Portfolio Turnover Rate.............................       74.6%(c)     89.6%       155.6%       172.6%      166.9%        172.9%



ASSET ALLOCATION ACCOUNT(a)                                   2000*         1999         1998         1997        1996          1995
------------------------                                      ---- ---------------------------------------        ----          ----
Net Asset Value, Beginning of Period...................      $13.23       $12.30       $11.94       $11.48      $11.11         $9.79
Income from Investment Operations:
   Net Investment Income...............................         .16          .35          .31          .30         .36           .40
   Net Realized and Unrealized Gain on Investments.....         .46         2.00          .76         1.72        1.06          1.62
                       Total from Investment Operations         .62         2.35         1.07         2.02        1.42          2.02
Less Dividends and Distributions:
   Dividends from Net Investment Income ...............         --         (.35)        (.31)        (.30)       (.36)         (.40)
   Distributions from Capital Gains....................       (.22)       (1.07)        (.40)       (1.26)       (.69)         (.30)

                      Total Dividends and Distributions       (.22)       (1.42)        (.71)       (1.56)      (1.05)         (.70)

Net Asset Value, End of Period.........................      $13.63       $13.23       $12.30       $11.94      $11.48        $11.11

Total Return...........................................       4.80%(b)    19.49%        9.18%       18.19%      12.92%        20.66%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $92,769      $89,711      $84,089      $76,804     $61,631       $41,074
   Ratio of Expenses to Average Net Assets.............        .85%(c)      .85%         .89%         .89%        .87%          .89%
   Ratio of Net Investment Income to Average Net Assets       2.46%(c)     2.50%        2.51%        2.55%       3.45%         4.07%
   Portfolio Turnover Rate.............................       73.8%(c)     86.7%       162.7%       131.6%      108.2%         47.1%

*  Six Months Ended June 30, 2000, unaudited


See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

BALANCED ACCOUNT(a)                                           2000*         1999         1998         1997        1996          1995
----------------   -----------------------------------------------  --------------------------------------        ----          ----
Net Asset Value, Beginning of Period                         $15.41       $16.25       $15.51       $14.44      $13.97        $11.95
Income from Investment Operations:
   Net Investment Income...............................         .23          .56          .49          .46         .40           .45
   Net Realized and Unrealized Gain (Loss) on Investments     (.11)        (.19)         1.33        2.11         1.41          2.44

                       Total from Investment Operations         .12          .37         1.82         2.57        1.81          2.89
Less Dividends and Distributions:
   Dividends from Net Investment Income ...............         --         (.57)        (.49)        (.45)       (.40)         (.45)
   Distributions from Capital Gains....................         --         (.62)        (.59)       (1.05)       (.94)         (.42)
   Excess Distributions from Capital Gains(d) .........         --         (.02)          --          --            --           --

     Total Dividends and Distributions                         --         (1.21)       (1.08)       (1.50)      (1.34)         (.87)

Net Asset Value, End of Period.........................      $15.53       $15.41       $16.25       $15.51      $14.44        $13.97

Total Return...........................................        .78%(b)     2.40%       11.91%       17.93%      13.13%        24.58%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $180,868     $209,747     $198,603     $133,827     $93,158       $45,403
   Ratio of Expenses to Average Net Assets.............        .59%(c)      .58%         .59%         .61%        .63%          .66%
   Ratio of Net Investment Income to Average Net Assets       2.86%(c)     3.36%        3.37%        3.26%       3.45%         4.12%
   Portfolio Turnover Rate.............................       91.0%(c)     21.7%        24.2%        69.7%       22.6%         25.7%

BOND ACCOUNT(a)                                               2000*         1999         1998         1997        1996          1995
------------                                                  ----  --------------------------------------        ----          ----
Net Asset Value, Beginning of Period                         $10.89       $12.02       $11.78       $11.33      $11.73        $10.12
Income from Investment Operations:
   Net Investment Income...............................         .42          .81          .66          .76         .68           .62
   Net Realized and Unrealized Gain (Loss) on Investments     (.33)       (1.12)          .25          .44        (.40)         1.62
                       Total from Investment Operations         .09        (.31)          .91         1.20         .28          2.24
 Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.82)        (.66)        (.75)       (.68)         (.63)
   Excess Distributions from Capital Gains(d)..........         --           --         (.01)        --            --            --
                      Total Dividends and Distributions         --         (.82)        (.67)        (.75)       (.68)         (.63)

Net Asset Value, End of Period.........                      $10.98       $10.89       $12.02       $11.78      $11.33        $11.73

Total Return...........................................        .83%(b)   (2.59)%        7.69%       10.60%       2.36%        22.17%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $111,707     $125,067     $121,973      $81,921     $63,387       $35,878
   Ratio of Expenses to Average Net Assets.............        .51%(c)      .50%         .51%         .52%        .53%          .56%
   Ratio of Net Investment Income to Average Net Assets       7.54%(c)     6.78%        6.41%        6.85%       7.00%         7.28%
   Portfolio Turnover Rate.............................       53.4%(c)     40.1%        26.7%        7.3%         1.7%          5.9%

*  Six Months Ended June 30, 2000, unaudited

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

CAPITAL VALUE ACCOUNT(a)                                      2000*         1999         1998         1997        1996          1995
---------------------                                         ----  --------------------------------------        ----          ----
Net Asset Value, Beginning of Period...................      $30.74       $37.19       $34.61       $29.84      $27.80        $23.44
Income from Investment Operations:
   Net Investment Income...............................         .28          .78          .71          .68         .57           .60
   Net Realized and Unrealized Gain (Loss) on Investments    (2.35)       (2.41)         3.94        7.52         5.82          6.69
                       Total from Investment Operations      (2.07)       (1.63)         4.65         8.20        6.39          7.29
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.80)        (.71)        (.67)       (.58)         (.60)
   Distributions from Capital Gains....................         --        (3.13)       (1.36)       (2.76)      (3.77)        (2.33)
   Excess Distributions from Capital Gains(d)..........         --         (.89)          --          --           --            --
                      Total Dividends and Distributions         --        (4.82)       (2.07)       (3.43)      (4.35)        (2.93)

Net Asset Value, End of Period.........................      $28.67       $30.74       $37.19       $34.61      $29.84        $27.80

Total Return...........................................     (6.73)%(b)   (4.29)%       13.58%       28.53%      23.50%        31.91%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $287,547     $367,927     $385,724     $285,231    $205,019      $135,640
   Ratio of Expenses to Average Net Assets.............        .60%(c)      .43%         .44%         .47%        .49%          .51%
   Ratio of Net Investment Income to Average Net Assets       1.77%(c)     2.05%        2.07%        2.13%       2.06%         2.25%
   Portfolio Turnover Rate.............................      134.1%(c)     43.4%        22.0%        23.4%       48.5%         49.2%



GOVERNMENT SECURITIES ACCOUNT(a)                              2000*         1999         1998         1997        1996          1995
-----------------------------                                 ----  --------------------------------------        ----          ----
Net Asset Value, Beginning of Period                         $10.26       $11.01       $10.72       $10.31      $10.55         $9.38
Income from Investment Operations:
   Net Investment Income...............................         .35          .71          .60          .66         .59           .60
   Net Realized and Unrealized Gain (Loss) on Investment        --         (.74)          .28         .41        (.24)          1.18
                       Total from Investment Operations         .35        (.03)          .88         1.07         .35          1.78
 Less Dividends from Net Investment Income ............         --         (.72)        (.59)        (.66)       (.59)         (.61)

Net Asset Value, End of Period.........................      $10.61       $10.26       $11.01       $10.72      $10.31        $10.55

Total Return...........................................       3.41%(b)    (.29)%        8.27%       10.39%       3.35%        19.07%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $119,416     $137,787     $141,317      $94,322     $85,100       $50,079
   Ratio of Expenses to Average Net Assets.............        .51%(c)      .50%         .50%        .52%         .52%          .55%
   Ratio of Net Investment Income to Average Net Assets       6.44%(c)     6.16%        6.15%       6.37%        6.46%         6.73%
   Portfolio Turnover Rate.............................        1.7%(c)     19.7%        11.0%        9.0%         8.4%          9.8%

*  Six Months Ended June 30, 2000, unaudited


See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

GROWTH ACCOUNT(a)                                             2000*         1999         1998         1997        1996          1995
--------------                                                ----  --------------------------------------        ----          ----
Net Asset Value, Beginning of Period...................      $23.56       $20.46       $17.21       $13.79      $12.43        $10.10
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.01)          .14          .21          .18         .16           .17
   Net Realized and Unrealized Gain on Investments.....         .73         3.20         3.45         3.53        1.39          2.42
                       Total from Investment Operations         .72         3.34         3.66         3.71        1.55          2.59
 Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.14)        (.21)        (.18)       (.16)         (.17)
   Distributions from Capital Gains....................      (2.58)        (.10)        (.20)        (.10)       (.03)         (.09)
   Excess Distributions from Capital Gains(d)..........         --           --           --         (.01)         --            --
                      Total Dividends and Distributions      (2.58)        (.24)        (.41)        (.29)       (.19)         (.26)

Net Asset Value, End of Period.........................      $21.70       $23.56       $20.46       $17.21      $13.79        $12.43

Total Return...........................................       3.79%(b)    16.44%       21.36%       26.96%      12.51%        25.62%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $345,379     $345,882     $259,828     $168,160     $99,612       $42,708
   Ratio of Expenses to Average Net Assets.............        .60%(c)      .45%         .48%         .50%        .52%          .58%
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.12)%(c)      .67%        1.25%        1.34%       1.61%         2.08%
   Portfolio Turnover Rate.............................      142.0%(c)     65.7%         9.0%        15.4%        2.0%          6.9%


INTERNATIONAL ACCOUNT(a)                                      2000*         1999         1998         1997        1996          1995
---------------------                                         ----  --------------------------------------        ----          ----
Net Asset Value, Beginning of Period...................      $15.95       $14.51       $13.90       $13.02      $10.72         $9.56
Income from Investment Operations:
   Net Investment Income...............................         .11          .48          .26          .23         .22           .19
   Net Realized and Unrealized Gain on Investments.....         .12         3.14         1.11         1.35        2.46          1.16
                       Total from Investment Operations         .23         3.62         1.37         1.58        2.68          1.35
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.03)        (.47)        (.25)        (.23)       (.22)         (.18)
   Distributions from Capital Gains....................         --        (1.46)        (.51)        (.47)       (.16)         (.01)
   Excess Distributions from Capital Gains(d)..........         --         (.25)         --           --           --            --
                      Total Dividends and Distributions       (.03)       (2.18)        (.76)        (.70)       (.38)         (.19)

Net Asset Value, End of Period.........................      $16.15       $15.95       $14.51       $13.90      $13.02        $10.72

Total Return...........................................       1.42%(b)    25.93%        9.98%       12.24%      25.09%        14.17%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $210,079     $197,235     $153,588     $125,289     $71,682       $30,566
   Ratio of Expenses to Average Net Assets.............        .89%(c)      .78%         .77%         .87%        .90%          .95%
   Ratio of Net Investment Income to Average Net Assets       1.50%(c)     3.11%        1.80%        1.92%       2.28%         2.26%
   Portfolio Turnover Rate.............................       93.8%(c)     65.5%        33.9%        22.7%       12.5%         15.6%

*  Six Months Ended June 30, 2000, unaudited


See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

INTERNATIONAL SMALLCAP ACCOUNT                                2000*         1999         1998(e)
------------------------------                                ----  -------------------------
Net Asset Value, Beginning of Period...................      $16.66        $9.00        $9.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         .04        (.02)          .01
   Net Realized and Unrealized Gain (Loss) on Investments     (.01)         8.41        (.95)
                       Total from Investment Operations         .03         8.39        (.94)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --         (.03)
   Distributions from Capital Gains....................       (.11)        (.73)          --

Net Asset Value, End of Period.........................      $16.58       $16.66        $9.00

Total Return...........................................        .11%(b)    93.81%     (10.37)%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $58,776      $40,040      $13,075
   Ratio of Expenses to Average Net Assets.............       1.26%(c)     1.32%        1.34%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .27%(c)    (.28)%         .24%(c)
   Portfolio Turnover Rate.............................      353.5%(c)    241.2%        60.3%(c)


LARGECAP GROWTH ACCOUNT                                       2000*         1999(f)
-----------------------                                       ----  ------------
Net Asset Value, Beginning of Period...................      $13.26        $9.93
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........       (.05)        (.03)
   Net Realized and Unrealized Gain (Loss) on Investments      1.00         3.36
                       Total from Investment Operations         .95         3.33

Net Asset Value, End of Period.........................      $14.21       $13.26

Total Return...........................................       7.16%(b)    32.47%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,929       $7,045
   Ratio of Expenses to Average Net Assets(g)..........       1.16%(c)     1.16%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.69)%(c)    (.47)%(c)
   Portfolio Turnover Rate.............................       16.1%(c)     39.6%(c)


LARGECAP STOCK INDEX ACCOUNT(h)                               2000*         1999(f)
----------------------------   -                              ----          ----
   (previously STOCK INDEX 500 ACCOUNT)
Net Asset Value, Beginning of Period...................      $10.71        $9.83
Income from Investment Operations:
   Net Investment Income(g)............................         .05          .06
   Net Realized and Unrealized Gain (Loss) on Investments     (.12)          .97

                       Total from Investment Operations       (.07)         1.03
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.07)
   Distributions from Capital Gains....................       (.06)        (.08)

                 Total from Dividends and Distributions       (.06)        (.15)

Net Asset Value, End of Period.........................       10.58       $10.71

Total Return...........................................      (.65)%(b)      8.93%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      61,155       46,088
   Ratio of Expenses to Average Net Assets(g)..........        .40%(c)      .40%(c)
   Ratio of Net Investment Income to Average Net Assets       1.03%(c)     1.41%(c)
   Portfolio Turnover Rate.............................       2.54%(c)      3.8%(c)

*  Six Months Ended June 30, 2000, unaudited


See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

MICROCAP ACCOUNT                                              2000*         1999         1998(e)
----------------                                              ----  -------------------------
Net Asset Value, Beginning of Period...................       $8.07        $8.17       $10.04
Income from Investment Operations:
   Net Investment Income(g)............................         .02          .02          .03
   Net Realized and Unrealized Gain (Loss) on Investments       .89        (.11)        (1.86)
                       Total from Investment Operations         .91        (.09)       (1.83)
Less Dividends from Net Investment Income..............         --         (.01)        (.04)

Net Asset Value, End of Period.........................       $8.98        $8.07        $8.17

Total Return...........................................      11.28%(b)   (1.07)%     (18.42)%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $8,536       $6,418       $5,384
   Ratio of Expenses to Average Net Assets(g)..........       1.06%(c)     1.06%        1.38%(c)
   Ratio of Net Investment Income to Average Net Assets       0.63%(c)     0.22%        0.57%(c)
   Portfolio Turnover Rate.............................       71.9%(c)     88.9%        55.3%(c)


MIDCAP ACCOUNT(a)                                             2000*         1999         1998         1997        1996          1995
--------------                                                ----  --------------------------------------        ----          ----
Net Asset Value, Beginning of Period .................       $36.90       $34.37       $35.47       $29.74      $25.33        $19.97
Income from Investment Operations:
   Net Investment Income...............................         .01          .12          .22          .24         .22           .22
   Net Realized and Unrealized Gain on Investments.....        1.25         4.20          .94         6.48        5.07          5.57
                       Total from Investment Operations        1.26         4.32         1.16         6.72        5.29          5.79
                                                                                                          --------    ----------
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.12)        (.22)        (.23)       (.22)         (.22)
   Distributions from Capital Gains....................      (1.84)       (1.67)       (2.04)        (.76)       (.66)         (.21)
                      Total Dividends and Distributions      (1.84)       (1.79)       (2.26)        (.99)       (.88)         (.43)

Net Asset Value, End of Period.........................      $36.32       $36.90       $34.37       $35.47      $29.74        $25.33

Total Return...........................................       3.52%(b)    13.04%        3.69%       22.75%      21.11%        29.01%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $263,796     $262,350     $259,470     $224,630    $137,161       $58,520
   Ratio of Expenses to Average Net Assets.............        .62%(c)      .61%         .62%         .64%        .66%          .70%
   Ratio of Net Investment Income to Average Net Assets        .06%(c)      .32%         .63%         .79%       1.07%         1.23%
   Portfolio Turnover Rate.............................      129.4%(c)     79.6%        26.9%         7.8%        8.8%         13.1%


MIDCAP GROWTH ACCOUNT                                         2000*         1999         1998(e)
---------------------                                         ----  -------------------------
Net Asset Value, Beginning of Period...................      $10.66        $9.65        $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........         .02          .02        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments       .74         1.01        (.28)

                       Total from Investment Operations         .76         1.03        (.29)
Less Dividends from Net Investment Income..............         --          (.02)        --

Net Asset Value, End of Period.........................      $11.42       $10.66        $9.65

Total Return...........................................       7.13%(b)    10.67%      (3.40)%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $19,364      $14,264       $8,534
   Ratio of Expenses to Average Net Assets(g)..........        .96%(c)      .96%        1.27%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .32%(c)      .26%       (.14)%(c)
   Portfolio Turnover Rate.............................      105.9%(c)     74.1%        91.9%(c)

*  Six Months Ended June 30, 2000, unaudited


See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

MONEY MARKET ACCOUNT(a)                                       2000*         1999         1998         1997        1996          1995
--------------------                                          ----  --------------------------------------        ----          ----
Net Asset Value, Beginning of Period...................      $1.000       $1.000       $1.000       $1.000      $1.000        $1.000
Income from Investment Operations:
   Net Investment Income...............................        .028         .048         .051         .051        .049          .054
Less Dividends from Net Investment Income..............      (.028)       (.048)       (.051)       (.051)      (.049)        (.054)

Net Asset Value, End of Period.........................      $1.000       $1.000       $1.000       $1.000      $1.000        $1.000

Total Return...........................................       2.82%(b)     4.84%        5.20%        5.04%       5.07%         5.59%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $104,304     $120,924      $83,263      $47,315     $46,244       $32,670
   Ratio of Expenses to Average Net Assets.............       0.52%(c)      .52%         .52%         .55%        .56%          .58%
   Ratio of Net Investment Income to Average Net Assets       5.64%(c)     4.79%        5.06%        5.12%       5.00%         5.32%


REAL ESTATE ACCOUNT                                           2000*         1999         1998(e)
-------------------                                           ----  -------------------------
Net Asset Value, Beginning of Period...................       $8.20        $9.07       $10.01
Income from Investment Operations:
   Net Investment Income...............................         .22          .43          .32
   Net Realized and Unrealized Gain (Loss) on Investments       .99        (.85)        (.97)
                       Total from Investment Operations        1.21        (.42)        (.65)
Less Dividends from Net Investment Income..............       (.01)        (.45)        (.29)

Net Asset Value, End of Period.........................       $9.40        $8.20        $9.07

Total Return...........................................      14.75%(b)   (4.48)%      (6.56)%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $13,182      $10,560      $10,909
   Ratio of Expenses to Average Net Assets.............        .99%(c)      .99%        1.00%(c)
   Ratio of Net Investment Income to Average Net Assets       5.22%(c)     4.92%        5.40%(c)
   Portfolio Turnover Rate.............................       89.3%(c)    101.9%         5.6%(c)


SMALLCAP ACCOUNT                                              2000*         1999         1998(e)
----------------                                              ----  -------------------------
Net Asset Value, Beginning of Period...................      $10.74        $8.21       $10.27
Income from Investment Operations:
   Net Investment Income...............................         .01         --          --
   Net Realized and Unrealized Gain (Loss) on Investments      1.02         3.52       (2.06)
                       Total from Investment Operations        1.03         3.52       (2.06)
Less Distributions from Capital Gains..................       (.85)        (.99)         --

Net Asset Value, End of Period.........................      $10.92       $10.74        $8.21

Total Return...........................................      10.07%(b)    43.58%     (20.51)%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $35,880      $26,110      $12,094
   Ratio of Expenses to Average Net Assets.............        .89%(c)      .91%         .98%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .23%(c)      .05%       (.05)%(c)
   Portfolio Turnover Rate.............................      127.4%(c)    111.1%        45.2%(c)

*  Six Months Ended June 30, 2000, unaudited


See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

SMALLCAP GROWTH ACCOUNT                                       2000*         1999         1998(e)
-----------------------                                       ----  -------------------------
Net Asset Value, Beginning of Period...................      $19.56       $10.10        $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........       (.05)        (.05)        (.04)
   Net Realized and Unrealized Gain on Investments.....        2.99         9.70          .30
                       Total from Investment Operations        2.94         9.65          .26
Less Distributions from Capital Gains..................       (.35)        (.19)         --

Net Asset Value, End of Period.........................      $22.15       $19.56       $10.10

Total Return...........................................      15.23%(b)    95.69%        2.96%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $83,536      $39,675       $8,463
   Ratio of Expenses to Average Net Assets(g)..........       1.02%(c)     1.05%        1.31%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.63)%(c)    (.61)%       (.80)%(c)
   Portfolio Turnover Rate.............................      71.26%(c)     98.0%       166.5%(c)


SMALLCAP VALUE ACCOUNT                                        2000*         1999         1998(e)
----------------------                                        ----  -------------------------
Net Asset Value, Beginning of Period...................      $10.06        $8.34        $9.84
Income from Investment Operations:
   Net Investment Income(g)............................         .05          .06          .03
   Net Realized and Unrealized Gain (Loss) on Investments       .44         1.72       (1.50)
                       Total from Investment Operations         .49         1.78       (1.47)
Less Dividends from Net Investment Income..............          --        (.06)        (.03)

Net Asset Value, End of Period.........................      $10.55       $10.06        $8.34

Total Return...........................................       4.87%(b)    21.45%     (15.06)%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $13,367      $11,080       $6,895
   Ratio of Expenses to Average Net Assets(g)..........       1.16%(c)     1.16%        1.56%(c)
   Ratio of Net Investment Income to Average Net Assets        .98%(c)      .82%         .73%(c)
   Portfolio Turnover Rate.............................     196.18%(c)     89.7%        53.4%(c)



UTILITIES ACCOUNT                                             2000*         1999         1998(e)
-----------------                                             ----  -------------------------
Net Asset Value, Beginning of Period...................      $10.90       $10.93        $9.61
Income from Investment Operations:
   Net Investment Income...............................         .12          .23          .15
   Net Realized and Unrealized Gain on Investments.....         .01          .02         1.35
                       Total from Investment Operations         .13          .25         1.50
Less Dividends and Distributions:
   Dividends from Net Investment Income................          --        (.23)        (.18)
   Distributions from Captial Gains....................       (.14)        (.05)         --
                      Total Dividends and Distributions       (.14)        (.28)        (.18)

Net Asset Value, End of Period.........................      $10.89       $10.90       $10.93

Total Return...........................................       1.12%(b)     2.29%       15.36%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $33,504      $30,684      $18,298
   Ratio of Expenses to Average Net Assets.............        .63%(c)      .64%         .69%(c)
   Ratio of Net Investment Income to Average Net Assets       2.31%(c)     2.52%        2.93%(c)
   Portfolio Turnover Rate.............................     161.55%(c)     23.0%         9.5%(c)

*  Six Months Ended June 30, 2000, unaudited


See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

     Former Fund Name                                 Current Account Name

Principal Aggressive Growth Fund,  Inc.           Aggressive Growth Account
Principal Asset Allocation  Fund,   Inc.          Asset   Allocation   Account
Principal  Balanced  Fund, Inc.                   Balanced  Account
Principal Bond Fund,  Inc.                        Bond Account
Principal Capital Accumulation  Fund, Inc.        Capital Value Account
Principal  Government  Securities Fund, Inc.      Government Securities Account
Principal  Growth  Fund,  Inc.                    Growth Account
Principal  World Fund, Inc.                       International  Account
Principal  Emerging Growth Fund, Inc.             MidCap  Account
Principal Money Market Fund, Inc.                 Money Market Account

(b)  Total return amounts have not been annualized.

(c)  Computed on an annualized basis.

(d) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(e) Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                                                    Per Share
                                     Date             Net         Realized and
                                  Operations      Investment       Unrealized
         Account                  Commenced         Income        Gains (Losses)

International SmallCap Account   April 16, 1998      $.02             $(.05)
MicroCap Account                 April 9, 1998        .01               .03
MidCap Growth Account            April 23, 1998       .01              (.07)
Real Estate Account              April 23, 1998       .01                --
SmallCap Account                 April 9, 1998         --               .27
SmallCap Growth Account          April 2, 1998         --              (.16)
SmallCap Value Account           April 16, 1998       .01              (.17)
Utilities Account                April 2, 1998        .04              (.43)

(f) Period from May 1, 1999, date shares first offered to the public, through December 31, 1999. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1999, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                                                    Per Share
                                     Date             Net         Realized and
                                  Operations      Investment       Unrealized
         Account                  Commenced         Income        Gains (Losses)

LargeCap Growth Account         April 15, 1999          --             (.07)
LargeCap Stock Index Account    April 22, 1999         .01             (.18)
(previously Stock Index 500 Account)

(g) Without the Managers voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following accounts would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                              Per Share    Ratio of Expenses
                            Periods Ended  Net Investment    to Average Net     Amount
         Account              June 30       Income (Loss)       Assets          Waived

LargeCap Growth Account         2000           $(.02)            1.20%          $1,476
LargeCap Stock Index Account    2000             .05              .41            2,121
(previously Stock Index 500 Account)
MicroCap Account                2000             .03             1.25            6,821
MidCap Growth Account           2000             .01             1.11            6,055
SmallCap Value Account          2000             .05             1.33           10,461

(h) Effective July 27, 2000, the Stock Index 500 Accounts name was changed to LargeCap Stock Index Account.

Additional Information about the fund is available in the Statement of Additional Information dated May 1, 2000 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944